                                                                    EXHIBIT 99.4





                      CONVERSION APPRAISAL UPDATE REPORT
                            EQUALITY BANCORP, INC.

                         PROPOSED HOLDING COMPANY FOR
                          EQUALITY SAVINGS BANK, FSB
            (currently Equality Savings and Loan Association, F.A.)
                              St. Louis, Missouri


                                 Dated As Of:
                                October 3, 1997





                                 Prepared By:

                               RP Financial, LC.
                            1700 North Moore Street
                                  Suite 2210
                          Arlington, Virginia 22209

RP FINANCIAL, LC.
----------------------------------------------
Financial Services Industry Consultants


                                                October 3, 1997



Board of Directors
First Missouri Financial, M.H.C.
Equality Savings and Loan Association, F.A.
4131 South Grand Boulevard
St. Louis, Missouri 63118

Gentlemen:

     We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock which is to be issued by Equality Bancorp, Inc., St. Louis, Missouri ("Equality Bancorp" or the "Holding Company"), in connection with the mutual-to-stock conversion of First Missouri Financial, M.H.C. (the "Mutual Holding Company" or the "MHC"). The Mutual Holding Company currently has a majority ownership interest in, and its principal asset consists of, the common stock of Equality Savings and Loan Association, F.A., St. Louis, Missouri ("Equality Savings" or the "Association") to be known as Equality Savings Bank, FSB following the mutual-to-stock conversion. This update is being furnished to the Office of Thrift Supervision, Washington, D.C. ("OTS"). Our original appraisal report, dated June 20, 1997 (the "original appraisal"), and previous appraisal update report, dated September 19, 1997 (the "first update), are incorporated herein by reference. As in the preparation of our original appraisal and first update, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

     This updated appraisal has been prepared to reflect very recent developments in the market for thrift stocks in general and thrift IPOs specifically, particularly considering the aftermarket trading of several recent offerings completed since the updated valuation of September 19, 1997. This updated appraisal reflects developments in stock market conditions since the first update, including the market for converting thrift issues, based on updated stock prices as of October 3, 1997.

     Pro forma market value is defined as the price at which the Holding Company's stock immediately upon its conversion from a mutual to a stock institution would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.


--------------------------------------------------------------------------------
Washington Headquarters
Rosslyn Center
1700 North Moore Street, Suite 2210                    Telephone: (703) 528-1700
Arlington, VA 22209                                      Fax No.: (703) 528-1788

RP Financial, LC.
Board of Directors
October 3, 1997
Page 2

Discussion of Relevant Considerations

     1.   Stock Market Conditions

          Since the date of the first update, the performance of the overall stock market has generally been favorable. Stocks traded in a narrow at the end of September 1997 in anticipation of third quarter earnings, while the stable inflation environment pushed bond prices to their highest level in two years. The release of September employment data on October 3, 1997 caused bond and stock prices to soar in early trading activity, as the September unemployment rate was unchanged at 4.9 percent and fewer jobs than expected were added to the economy during September. However, most of the initial gains were erased by news of rising tensions between Iraq and Iran. On October 3, 1997, the DJIA closed at 8038.58, an increase of 1.5 percent since the date of the first update.

          Since the date of the first update, thrift issues in general have outperformed the overall stock market. During late-September and early-October, interest rate-sensitive issues in general continued to benefit from the declining interest rate environment and expectations of strong third quarter earnings. Prices of thrift and bank stocks also continued to be positively influenced by industry consolidation and the rising acquisition multiples being paid for thrift and bank franchises. On October 3, 1997, the SNL Index for all publicly-traded thrifts closed at 746.3, an increase of 2.8 percent since the date of the first update.

          Consistent with the SNL index, the pricing measures for all publicly-traded SAIF-insured thrifts and the Peer Group generally increased since the date of the first update. The decline in the Peer Group's core P/E multiple was primarily attributable to North Bancshares' core P/E multiple being excluded from the calculation of the Peer Group average in this update, as North Bancshares core P/E multiple of greater than 30x resulted in an "NM" designation. Comparatively in the first update, North Bancshares core P/E multiple equaled 29.78x and therefore was included in the calculation of the Peer Group's average core P/E multiple. Overall, the pricing measure increases posted by all publicly-traded SAIF-insured thrifts were not materially different from the comparative increases posted by the Peer Group. Since the date of the first update, eight out of the ten Peer Group companies were trading at higher prices as of October 3, 1997. More detailed pricing information for all publicly-traded SAIF-insured institutions, as well as the Peer Group and recent conversions, is shown below.

          The "new issue" market is separate and distinct from the market for seasoned issues like the Peer Group companies. Accordingly, as discussed in the original appraisal and first update, RP Financial has considered the pro forma pricing and trading level of recently converted companies in this updated appraisal. Since the date of the first update, several new thrift issues have completed their conversions and have began trading, including one second step conversion - Riverview Bancorp, Inc. of Washington ("Riverview"). The recent conversions which have began trading since the date of the first update have generally experienced significant price appreciation in initial trading activity, with Riverview posting a 32.5 percent price increase on the first day of trading. As shown in Table 1, the average one week change in price for conversion offerings completed during the latest three months equaled positive
47.7 percent. The four IPOs that came to market since the last update have increased, on average, by 47 percent in the first week of trading: Riverview (up
32.5 percent), SHS Bancorp (up 60.0 percent), Ohio State Financial Services (up
55.0 percent) and Citizens Bancorp (up 40.0 percent). A fifth conversion, Oregon Trail, began trading on October 6, 1997 and appreciated by 67.5 percent in the first day of trading.

RP Financial, L.C.
October 2, 1997

          ----------------------------------------------------------
                                    Table 1
                    Recent Conversions (Last Three Months)
          Conversion Pricing Characteristics: Sorted Chronologically
          ----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  Institutional Information                      Pre-Conversion Data
                                         ------------------------------------             Offering
                                          Financial Info.     Asset Quality              Information            Insider Purchases
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Benefit Plans
                                                                                                             --------------
                     Conversion                     Equity/    NP As/    Res.      Gross     % of    Exp./           Recog.    Mgmt.
Institution     State    Date   Ticker   Assets      Assets    Assets    Cov.      Proc.     Mid.    Proc.   HSOP    Plans    & Dirs
-----------     -----    ----   ------   ------     -------    ------    ----      -----     ----    -----   --------------   ------
                                         ($Mil)       (%)      (%)(2)     (%)      ($Mil)     (%)     (%)     (%)      (%)    (%)(3)
------------------------------------------------------------------------------------------------------------------------------------
Riverview
 Bancorp,
 Inc.(8)         WA*   10/01/97  RSVB     $230      11.24%     0.14%     245%      35.7      132%      2.8%    8.0%    4.0%    2.9%
SHS Bancorp,
 Inc.            PA    10/01/97  SHSB       83       5.52%     1.41%      36%      88.2      132%      5.7%    8.0%    4.0%    5.2%
Ohio State
 Financial Serv. OH*   09/29/97  P. Sheet   34      14.45%     0.47%      86%       6.3       94%      5.7%    8.0%    4.0%    8.3%
Citizens Bancorp IN    09/19/97  P. Sheet   46      12.28%     0.45%      84%      10.6      132%      4.6%    8.0%    4.0%   16.1%
WSB Holding
 Company         PA    08/29/97  P. Sheet   33       6.04%     2.34%      26%       3.3      132%      8.5%    8.0%    4.0%   32.0%
Bayonne
 Bancshares(8)   NJ    08/22/97  FSNJ      577       8.33%     0.81%      53%      48.7      132%      3.8%    8.0%    4.0%   10.0%
First Spartan
 Fin. Corp.      SC    07/09/97  FSPT      388      11.81%     0.75%      44%      88.6      132%      1.6%    8.0%    4.0%    1.5%
GSB Financial
 Corp.           NY    07/09/97  GOSB       96      12.68%     0.07%     188%      22.5      132%      4.1%    8.0%    4.0%    2.6%
                           Averages:      $186      10.29%     0.81%     109%      28.0      127%      4.6%    8.0%    4.0%    9.7%
                            Medians:      $ 89      11.53%     0.61%      68%      16.5      132%      4.3%    8.0%    4.0%    6.8%

       Averages, Excluding 2nd Step:      $113      10.46%     0.92%      93%     $23.2      126%      5.0%    8.0%    4.0%   10.8%
        Medians, Excluding 2nd Step:        65      12.05%     0.61%      64%     $ 9.4      132%      5.1%    8.0%    4.0%    6.3%

Note:* - Appraisal performed by RP Financial; "NT" - Not Traded; "NA" - Not Applicable, Not Available.
(1) Non-OTS regulated thrifts.                                                                                       October 2, 1997
(2) As reported in summary pages of prospectus.
(3) As reported in prospectus.
(4) Does not take into account the adoption of SOP 93-6.
(5) Excludes impact of special SAIF assessment on earnings.
(6) Latest price if offering less than one week old.
(7) latest price if offering more than one week but less than one month old.
(8) Second-step conversions.
(9) Simultaneously converted to commercial bank charter.
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
  Institutional Information                                   Pro Forma Data
                                          -----------------------------------------------------
                                               Pricing Rations(4)         Fin. Characteristics
----------------------------------------------------------------------------------------------------------
                     Conversion                                                                   IPO
Institution     State    Date   Ticker     P/TB       P/B/S      P/A      ROA     TH/A     ROB    Price
-----------     -----    ----   ------     ----       -----      ---      ---     -----    ---    -----
                                            (%)        (%)       (%)      (%)      (%)     (%)     ($)
----------------------------------------------------------------------------------------------------------
Riverview
 Bancorp,
 Inc.(8)         WA*   10/01/97  RSVB     109.0%       17.7     23.6%     1.3%     21.6%     6.2%   10.00
SHS Bancorp,
 Inc.            PA    10/01/97  SHSB      72.3%       24.5      9.1%     0.4%     12.6%     3.0%   10.00
Ohio State
 Financial Serv. OH*   09/29/97  P. Sheet  62.3%       13.4     16.0%     1.2%     25.7%     4.6%   10.00
Citizens Bancorp IN    09/19/97  P. Sheet  72.9%       14.8     14.8%     1.1%     46.3%     2.4%   10.00
WSB Holding
 Company         PA    08/29/97  P. Sheet  71.4%       16.6      9.2%     0.6%     12.9%     4.3%   10.00
Bayonne
 Bancshares(8)   NJ    08/22/97  FSNJ     100.9%         NM     14.6%       NM     14.4%       NM   10.00
First Spartan
 Fin. Corp.      SC    07/09/97  FSPT      72.4%       17.3     19.1%     1.1%     26.3%     4.2%   20.00
GSB Financial
 Corp.           NY    07/09/97  GOSB      72.5%       22.5     19.6%     0.9%     27.1%     3.2%   10.00

                           Averages:       79.2%       15.9     15.8%     0.8%     23.4%     3.5%  $11.25
                            Medians:       72.5%       17.3     15.4%     1.1%     23.7%     4.2%   10.00

      Averages, Excluding 2nd Steps:       70.6%       21.8     14.6%     1.0%     25.2%     4.3%  $11.67
       Medians, Excluding 2nd Steps:       72.4%       16.9     15.4%     1.0%     26.0%     3.7%  $10.00
---------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
  Institutional Information                                   Post-IPO Pricing Trends
                                           ---------------------------------------------------------
                                                                  Closing Price
                                           ---------------------------------------------------------
                                            First                After               After
                     Conversion            Trading      %        First       %       First       %
Institution     State    Date   Ticker       Day       Chg.     Week(6)    Chg.     Month(7)    Chg.
-----------     -----    ----   ------     -------    -----     -------   -----     --------   -----
                                             ($)        (%)       ($)      (%)        ($)       (%)
----------------------------------------------------------------------------------------------------
Riverview
 Bancorp,
 Inc.(8)         WA*   10/01/97  RSVB      $13.25     32.5%     $13.25    32.5%        NA        NA
SHS Bancorp,
 Inc.            PA    10/01/97  SHSB       14.75     47.5%      16.00    60.0%        NA        NA
Ohio State
 Financial Serv. OH*   09/29/97  P. Sheet   15.50     55.0%      15.50    55.0%     15.50     55.0%
Citizens Bancorp IN    09/19/97  P. Sheet   14.40     40.0%      14.00    40.0%     14.75     47.5%
WSB Holding
 Company         PA    08/29/97  P. Sheet   13.50     35.0%      14.50    45.0%     13.75     37.5%
Bayonne
 Bancshares(8)   NJ    08/22/97  FSNJ       11.75     17.5%      11.88    18.8%     12.38     23.8%
First Spartan
 Fin. Corp.      SC    07/09/97  FSPT       36.69     83.4%      36.62    83.1%     35.63     78.1%
GSB Financial
 Corp.           NY    07/09/97  GOSB       14.63     46.3%      14.75    47.5%     14.38     43.8%

                           Averages:       $16.76     44.6%     $17.06    47.7%    $17.73     47.6%
                            Medians:       $14.31     43.1%     $14.63    46.3%    $14.56     45.6%

      Averages, Excluding 2nd Steps:       $18.18     51.2%     %10.56    55.1%    $18.80     52.4%
       Medians, Excluding 2nd Steps:        14.69     46.9%      15.13    51.3%    $14.75     47.5%
---------------------------------------------------------------------------------------------------

RP Financial, LC.
Board of Directors
October 3, 1997
Page 4


                        Average Pricing Characteristics


                                   At Sept 19,    At Oct. 3,      %
                                       1997         1997       Change
                                   -----------    ----------   ------
Peer Group
Price/Earnings (x)                     20.75x        20.99x       1.2%
Price/Core Earnings (x)                19.68         18.19       (7.6)
Price/Book (%)                        125.45%       130.96%       4.4
Price/Assets (%)                       15.42         16.16        4.8
Avg. Mkt. Capitalization ($Mil)      $ 31.52       $ 33.71        6.9

SAIF-Insured Thrifts
Price/Earnings (x)                     21.97x        22.44x       2.1%
Price/Core Earnings (x)                19.21         19.79        3.0
Price/Book (%)                        147.62%       152.97%       3.6
Price/Assets (%)                       18.04         18.65        3.4
Avg. Mkt. Capitalization ($Mil)      $163.06       $168.83        3.5

Recent Conversions(1)
Price/Core Earnings (x)                29.17x        24.11x     (17.3)%
Price/Book (%)                        119.48%       128.71%       7.7

(1) Ratios based on conversions completed for prior three months.

          Shown in Table 2 is a summary of recently completed conversions which closed in the last three months. Relative to the first update, which reflected pricing ratios as of September 19, 1997, the newly converted companies increased in value by 7.7 percent on a price-to-book basis, from an average 119.48 percent pro forma P/B ratio at September 19, 1997 to an average 128.71 percent pro forma P/B ratio at October 3, 1997. The decline reflected in the core P/E multiple was not representative of the entire comparative group of recent conversions, as only one of the recently converted companies was trading at a core P/E multiple of less than 30x at October 3, 1997 and, thus, as shown in Table 2, the core P/E multiples for all but one of the recent conversion was reflected as being not meaningful ("NM"). Likewise, the September 19, 1997 core P/E multiple for the recent conversions consisted of only one company with a core P/E multiple of less than 30x. In comparison to the average P/B ratio of all publicly-traded thrifts, which equaled 152.97 percent at October 3, 1997, the average P/B ratio of the recent conversions was discounted by 15.9 percent, and the average core P/E ratio for the recent conversions reflected a notable premium to the all publicly-traded average core P/E ratio of 19.79 times. As noted in the original appraisal and first update, the pricing ratios of the better capitalized but lower earning recently converted thrifts suggest that the investment community has determined to discount their stock price on a book basis, until the earnings improve through redeployment and leveraging of the proceeds over the longer term.

RP FINANCIAL, LC.
_________________________________________
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                    Table 3
                         Market Pricing Comparatives
                         Prices As of October 3, 1997

                                             Market         Per Share Data
                                         Capitalization    ---------------
                                         ---------------   Core     Book            Pricing Ratios (3)
                                         Price/   Market   12-Mth  Value/  --------------------------------------
Financial Institution                    Share(1) Value    EPS(2)  Share     P/E     P/B    P/A     P/TB  P/CORE
----------------------                   -------- ------   ------- ------- ------ -------- ------- ------ -------
                                           ($)   ($Mil)      ($)     ($)     (X)     (%)     (%)     (%)     (x)
SAIF-Insured Thrifts                     24.04   168.83      1.15   15.64   22.44  152.97   18.65  156.42   19.79
Converted Last 3 Mths (no MHC)           19.27    83.79      0.51   14.87   24.11  128.71   26.61  128.71   24.11

Comparable Group
----------------

Converted Last 3 Mths (no MHC)
------------------------------
FSNJ  Bayonne Bancshares of NJ           12.87   115.74     -0.04    9.91      NM  129.87   18.73  129.87      NM
FSPT  FirstSpartan Fin. Corp. of SC      38.75   171.66      1.16   27.63      NM  140.25   36.92  140.25      NM
GOSB  GSB Financial Corp. of NY          16.25    36.53      0.44   13.78      NM  117.92   31.91  117.92      NM
RVSB  Riverview Bancorp of WA            13.50    82.73      0.56    9.18   24.11  147.06   31.81  147.06   24.11
SHSB  SHS Bancorp, Inc. of PA            15.00    12.30      0.41   13.83      NM  108.46   13.71  108.46      NM


                                             Dividends (4)              Financial Characteristics (6)
                                         ---------------------  -----------------------------------------------------
                                                                                           Reported         Core
                                                                                        --------------- -------------
                                        Amount/       Payout    Total  Equity/  WPAs/
Financial Institution                   Share  Yield  Ratio(5)  Assets  Assets  Assets    ROA     ROE     ROA    ROE
----------------------                  ------ -----  -------- ------- -------- ------- ------- ------- ------- -----
                                          ($)   (%)     (%)     ($Mil)    (%)     (%)     (%)     (%)     (%)     (%)
SAIF-Insured Thrifts                     0.37   1.61    30.08   1,155   12.88    0.78    0.64    5.46    0.85    7.45
Converted Last 3 Mths (no MHC)           0.08   0.62    10.71     309   20.41    0.81    0.66    2.81    0.72    3.21

Comparable Group
----------------

Converted Last 3 Mths (no MHC)
------------------------------
FSNJ  Bayonne Banchsares of NJ           0.17   1.32       NM     618   14.42    1.22   -0.35   -2.42   -0.06   -0.40
FSPT  FirstSpartan Fin. Corp. of SC      0.00   0.00     0.00     465   26.32    0.44    0.95    3.62    1.11    4.20
GOSB  GSB Financial Corp. of NY          0.00   0.00     0.00     114   27.06      NA    1.02    3.77    0.86    3.19
RVSB  Riverview Bancorp of WA            0.24   1.78    42.86     260   21.63    0.14    1.32    6.10    1.32    6.10
SHSB  SHS Bancorp, Inc. of PA            0.00   0.00     0.00      90   12.64    1.44    0.37    2.96    0.37    2.96


(1) Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.


Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.
Board of Directors
October 3, 1997
Page 6


Summary of Adjustments

          In the first update, we made the following adjustments to Equality Savings' pro forma value based upon our comparative analysis to the Peer Group:

                                                                Previous Valuation
     Key Valuation Parameters:                                      Adjustment
     ------------------------                                       ----------
     Financial Condition                                        Slight Downward
     Profitability, Growth and Viability of Earnings            Moderate Downward
     Asset Growth                                               Slight Downward
     Primary Market Area                                        Slight Downward
     Dividends                                                  No Adjustment
     Liquidity of the Shares                                    No Adjustment
     Marketing of the Issue                                     Upward Adjustment
     Management                                                 No Adjustment
     Effect of Government Regulations and Regulatory Reform     No Adjustment

          Market conditions was the only valuation parameter that changed since the date of the first update and, thus, the other valuation parameters were not discussed further in this update.

          The market for thrift stocks has outperformed the overall stock market since the first update, with all publicly-traded SAIF-insured thrifts and the Peer Group exhibiting higher pricing ratios compared to the first update. Recent conversions which have closed since the date of the first update have posted notable price increases in initial trading activity, indicating a strong market demand for converting issues. Most relevant to Equality Savings' pro forma market value was the aftermarket performance of Riverview, which completed its second step conversion on October 1, 1997 and posted a healthy increase in price in initial trading activity. Therefore, based on positive trends exhibited in the trading levels of all publicly-traded thrifts, the Peer Group, and strong aftermarket performance of conversions completed since the date of the first update, including one second step conversion, we believe an upward adjustment is appropriate for marketing of the issue.


Valuation Approaches

     In applying the accepted valuation methodology promulgated by the OTS, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Equality Savings' to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds. In computing the pro forma impact of the conversion and the related pricing ratios, the valuation parameters for effective tax rate and reinvestment rate utilized in the first update did not change in this update. Offering expenses were revised upward, due to additional expenses resulting from the resolicitation. Purchase assumptions for the ESOP and MRP were revised to equal
9.06 percent and 4.96 percent of the offering at the maximum of the valuation range, respectively, as the Association's capitalization at the maximum value will be adequate enough to facilitate the higher level of purchases by the ESOP and MRP. At the minimum and midpoint of the valuation range the ESOP and MRP purchase assumptions remained consistent with the original appraisal and first update, equaling 7.0 percent and 3.0 percent, respectively. The revised purchase assumptions at the maximum value will result in ESOP and MRP shares totaling 8.0 percent and 4.0 percent of the total shares outstanding, respectively. The pro assumptions are summarized in Exhibits 3 and 4.

RP Financial, LC.
Board of Directors
October 3, 1997
Page 7




          Consistent with the original appraisal and first update, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. To capture the anticipated aftermarket trading of Equality Savings' stock, the updated appraisal also incorporates a technical analysis of recently completed stock conversions, including principally the P/B approach which (as discussed in the original appraisal and first update) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

          Based on the foregoing, we have concluded that the pro forma market value of Equality Savings' stock is subject to an increase. Therefore, as of October 3, 1997, the pro forma market value of Equality Savings' stock has been increased from $19,887,210 to $21,616,540, representing an increase of 8.7 percent from the maximum value as set forth in the first update. The midpoint value and resulting valuation range is based on the sale of a 53.2 percent ownership interest to the public, which provides for a public offering of $11.5 million at the midpoint value.

          The Association has adopted Statement of Position ("SOP" 93-6) which will cause earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares. For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Association's shareholders. However, we have considered the impact of the Association's adoption of SOP 93-6 in the determination of Equality Savings' pro forma value.

          1. P/E Approach. In applying the P/E approach, RP Financial's valuation conclusions were based on the Association's and the Peer Group's recurring or "core" earnings estimates. As set forth in the first update Equality Savings' reported earnings for the twelve months ended June 30, 1997 were $429,000. Consistent with the first update, two adjustments were made in deriving the Association's core earnings. The first adjustment was to eliminate the one time special SAIF assessment of $789,000, which on a tax effected basis, assuming an effective tax rate of 37.5 percent, increased core earnings by $493,000. The second adjustment was to take into account the reinvestment of $50,000 of assets currently held at the MHC, which will be consolidated with the Association as the result of the conversion. Reinvestment of the MHC assets at the 5.81 percent reinvestment rate added approximately $2,000 to Equality Savings' after tax earnings. Consistent with the original appraisal and first update, gains provided by the Association's mortgage banking operations were included as a part of the Association's core earnings, since such gains have consistently been a prominent part of the Association's earnings in recent years and are substantially derived from the capitalizing of mortgage servicing rights. However, the higher degree of volatility associated with mortgage banking gains, as compared to the other components of the Association's core earnings, was accounted for in Equality Savings' pro forma pricing. As shown below, Equality Savings' core earnings were determined to equal $924,000 for the twelve months ended June 30, 1997. (Note: see Exhibit 2 for the adjustments applied to the Peer Group's earnings in the calculation of core earnings).

                                                      Amount
                                                      ------
                                                      ($000)

     Net income                                        $429
     Adjustment for SAIF assessment(1)                  493
     Reinvestment of MHC assets(1)                        2
                                                       ----
      Core earnings estimate                           $924

     (1)  Tax effected at 37.5 percent.

RP Financial, LC.
Board of Directors
October 3, 1997
Page 8


          Based on Equality Savings' core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Bank's core P/E multiple at the $21.6 million midpoint value equaled 18.20 times (versus the 17.02x maximum valuation in the first update). Comparatively, the Peer Group posted an average core P/E multiple of 18.19 times, which indicated a premium of 0.1 percent in the Association's core P/E multiple (versus a discount of 13.2 percent as indicated at the maximum value in the first update). The premium core P/E multiple is consistent with the upward adjustment applied for marketing of the issue and the resulting discount reflected under the P/B approach. The implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 3, and the updated pro forma calculations are detailed in Exhibits 3 and 4.

     2. P/B Approach. P/B ratios have generally served as a useful benchmark in the valuation of thrift stocks, with the greater determinant of long term value being earnings. Based on the $21.6 million midpoint value, Equality Savings' pro forma P/B ratio was 93.21 percent (versus the 88.53 percent maximum valuation in the first update). Relative to the average P/B ratio indicated for the Peer Group of 130.96 percent, Equality Savings' updated valuation reflected a 28.8 percent discount relative to the Peer Group (versus the 29.4 percent discount applied in the first update at the maximum value). The slightly lower discount reflected under the P/B approach is supported by the upward adjustment applied for marketing of the issue and the resulting premium reflected under the P/E approach.

          In addition to the fundamental analysis applied to the Peer Group, RP Financial utilized a technical analysis of recent conversion pricing characteristics at conversion and in the aftermarket. Consistent with the original appraisal, particular focus was placed on the P/B approach in this analysis, since the P/E multiples do not reflect the actual impact of reinvestment and the source of the conversion funds (i.e., external funds versus deposit withdrawals). The recent conversions indicated a current average P/B ratio of 128.71 percent and a P/B ratio at closing of 79.2 percent for conversion offerings completed within the past three months. At the $21.6 million midpoint value, Equality Savings' pro forma valuation resulted in a 27.6 percent discount relative to the average of the newly converted companies, versus a 25.9 percent discount applied in the first update at the maximum value. Relative to the 79.2 percent average closing P/B ratio of the recent conversions, Equality Savings' updated P/B ratio of 93.2 percent at the $21.6 million midpoint value reflected a premium of 17.7 percent versus a comparative premium of 16.8 percent in the first update.

          3. P/A Approach. P/A ratios are generally not as a reliable indicator of market value, as investors do not place significant weight on total assets as a determinant of market value. Investors place significantly greater weight on book value and earnings -- which have received greater weight in our valuation analysis. At the $21.6 million midpoint value, Equality Savings exhibited a pro forma P/A ratio of 10.21 percent. In comparison to the Peer Group's average P/A ratio of 16.16 percent, Equality Savings' P/A ratio indicated a discount of 36.8 percent (versus a discount of 38.8 percent at the maximum valuation in the first update).

Summary

     We have concluded that the aggregate pro forma market value of the Association, inclusive of the sale of the Mutual Holding Company's ownership interest to public shareholders, should be increased since the date of the first update, based on recent events in the new issue market, as well as the general improvement in thrift stock market conditions, including the Peer Group's pricing ratios. Based on the foregoing, it is our opinion that, as of October 3, the aggregate pro forma market value of the Association, inclusive of the sale of the Mutual Holding Company's ownership interest to public shareholders was $21,616,540 at the midpoint. Based on this valuation and the approximate 53.2 percent ownership interest being sold in the public offering, the midpoint value of the Holding Company's stock offering was $11,500,000, equal to 1,150,000 shares at a per

RP Financial, LC.
Board of Directors
October 3, 1997
Page 9



share value of $10.00. Pursuant to OTS conversion guidelines, the 15 percent offering range includes a minimum value of $9,775,000 and a maximum value of $13,225,000. Based on the $10.00 per share offering price, this range equates to an offering of 977,500 shares at the minimum to 1,322,500 shares at the maximum.

     Since the revised midpoint value exceeds the supermaximum as indicated in the prospectus, it will be necessary for the offering to be resolicited. The comparative pro forma valuation ratios relative to the Peer Group are shown in Table 3, and the key valuation parameters are detailed in Exhibit 3 and Exhibit 4.


Establishment of Exchange Ratio

     OTS regulations provide that in a conversion of a mutual holding company, the minority stockholders are entitled to exchange their shares of the Association's common stock for common stock of the Holding Company. The Board of Directors of the Mutual Holding Company has independently established a formula to determine the exchange ratio. The formula has been designed to preserve the current aggregate percentage ownership in the Association represented by the Public Stockholders, which is an approximate 46.8 percent ownership interest. Based upon this formula, and the valuation conclusion set forth above, the Exchange Ratio would be 2.1970 shares, 2.5847 shares and 2.9724 shares of Equality Bancorp stock issued for each share of stock held by the Public Stockholders at the minimum, midpoint and maximum of the offering, respectively.

     The Exchange Ratio formula and share exchange procedures were determined independently by the Board of Directors. RP Financial expresses no opinion on the proposed exchange of Holding Company shares for the Public Stockholders' shares or on the proposed Exchange Ratio.

                                        Respectfully submitted,

                                        RP FINANCIAL, LC.


                                        /s/ William E. Pommerening
                                        --------------------------
                                        William E. Pommerening
                                        Chief Executive Officer


                                        /s/ Gregory E. Dunn
                                        -----------------------
                                        Gregory E. Dunn
                                        Senior Vice President

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                    Table 3
                             Public Market Pricing
                     Equality Savings and the Comparables
                             As of October 3, 1997


                                               Market           Per Share Data
                                           Capitalization       ---------------                   Pricing  Ratios(3)
                                           --------------        Core      Book     ---------------------------------------------
                                           Price/  Market       12-Mth   Value/
                                          Share(1)  Value        EPS(2)   Share       P/E      P/B     P/A       P/TB     P/CORE
                                           ------- ------       -------  -------    -------  ------- --------  -------- ---------
                                              ($)  ($M11)          ($)      ($)        (%)     (%)      (%)       (%)       (%)

FMBD First Mutual Bancorp of IL             19.00   66.63         0.32     15.30        NH    124.18    15.95    163.93      NH
HFSA Hardin Bancorp of Hardin MO            18.12   15.57         0.89     15.69        NH    115.49    14.41    115.49     20.36
KNK  Kankakee Bancorp of IL                 32.62   46.48         2.02     26.59       20.14  122.68    13.60    130.53     16.15
NBSI North Bancshares of Chicago IL         24.50   24.43         0.81     16.96        NH    144.46    20.43    144.46      NH
PTRS Potters Financial Corp of OH           26.00   12.66         2.06     21.97       22.41  118.34    10.45    118.34     12.62
WOFC Western Ohio Fin. Corp. of OH          28.00   65.49         0.72     23.38        NH    119.76    16.52    128.50      NH




                                              Dividends(4)                        Financial Characteristics(6)
                                     ----------------------------   -------------------------------------------------------------
                                                                                                      Reported          Core
                                      Amount/             Payout      Total     Equity/   NPAs/    ---------------  -------------
                                       Share    Yield    Ratio(5)    Assets     Assets    Assets     ROA     ROE     ROA      ROE
                                     --------   -----    --------    ------     --------  ------   -------  ------- ------  -------
                                         ($)     (%)        (%)      ($M11)        (%)      (%)       (%)     (%)     (%)     (%)

FMBD First Mutual Bancorp of IL         0.32     1.68       NH         418        12.85     0.19     0.10     0.57    0.31    1.84
HFSA Hardin Bancorp of Hardin MO        0.48     2.65      53.93       108        12.48     0.09     0.52     3.53    0.79    5.41
KNK  Kankakee Bancorp of IL             0.48     1.47      23.76       342        11.09     0.94     0.66     6.35    0.82    7.92
NBSI North Bancshares of Chicago IL     0.48     1.96      59.26       120        14.14      NA      0.49     3.27    0.68    4.57
PTRS Potters Financial Corp of OH       0.36     1.38      17.48       121         8.83     0.69     0.48     5.37    0.85    9.54
WOFC Western Ohio Fin. Corp. of OH      1.00     3.57       NH         396        13.79      NA      0.33     2.24    0.45    3.10

(1) Average of high/low or bid/ask price per share.
(2) EPS (core basis) is based on actual trailing twelve month data, adjusted to omit the impact of non-operating items (including the SAIF assessment) on a tax effected basis, and is shown on a pro forma basis where appropriate.
(3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and total assets balances.
(7) Excludes from averages and medians those companies to subject of actual or rumored acquisition activities or unusual operating characteristics.

Source: Corporate reports, offering circulars, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, L.C.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                    Table 3
                             Public Market Pricing
                     Equality Savings and the Comparables
                             As of October 3, 1997

                                           Market      Per Share Data
                                       Capitalization  --------------           Pricing Ratios(3)                 Dividends(4)
                                      ---------------- Core    Book    ------------------------------------ ------------------------
                                       Price/   Market 12-Mth  Value/                                       Amount/          Payout
                                      Share(1)  Value  EPS(2)  Share   P/E    P/B     P/A    P/TB   P/CORE   Share   Yield  Ratio(5)
                                      --------  ------ ------  ------ -----  ------  -----  ------  ------  -------  -----  --------
                                        ($)     ($Mil)  ($)     ($)    (X)    (%)     (%)    (%)     (X)      ($)     (%)     (%)
Equality Savings
----------------

  Range Maximum                         10.00    24.86  0.47    9.74  37.20  102.67  11.69  102.67   21.41    0.24    2.40    51.38
  Range Midpoint                        10.00    21.62  0.55   10.73  31.12   93.21  10.21   93.21   18.20    0.28    2.80    50.97
  Range Minimum                         10.00    18.37  0.62   11.78  28.17   84.91   8.74   84.91   16.04    0.32    3.20    51.34

SAIF-Insured Thrifts(7)
-----------------------

  Averages                              24.04   168.83  1.15   15.64  22.44  152.97  18.65  156.42   19.79    0.37    1.61    30.08
  Medians                                 ---      ---   ---     ---  22.37  144.93  17.07  148.02   19.55     ---     ---      ---

All-Non-HHC State of MD(7)
--------------------------

  Averages                              22.95    51.06  1.14   16.70  22.13  139.55  22.07  143.76   20.21    0.39    1.83    32.94
  Medians                                 ---      ---   ---     ---  23.42  117.46  21.43  117.46   20.07     ---     ---      ---

Comparable Group Averages
-------------------------

  Averages                              22.10    33.71  1.00   17.18  20.99  130.95  16.16  136.59   18.19    0.41    1.87    39.35
  Medians                                 ---      ---   ---     ---  20.43  124.59  15.18  129.90   18.25     ---     ---      ---

State of MO
-----------

CBES  CBES Bancorp of MO                21.25    21.78  1.03   17.34  26.30  122.55  21.53  122.56   20.63    0.40    1.88    38.83
CNSB  CNS Bancorp of MO                 20.00    33.06  0.46   14.84    NM   134.77  33.61  134.77     NM     0.24    1.20    52.17
CHRM  Cameron Fin. Corp. of MO          18.87    49.57  0.97   17.18  24.19  109.84  23.82  109.84   19.45    0.28    1.48    28.87
CAPS  Capital Savings Bancorp of MO     16.76    31.69  1.15   11.28  20.43  148.49  13.07  148.49   14.57    0.24    1.43    20.87
FBSI  First Bancshares of MO            23.00    25.21  1.56   20.26  17.83  113.52  15.37  113.69   14.74    0.20    0.87    12.82
FTNB  Fulton Bancorp of MO              22.50    38.68  0.61   14.69    NM   153.17  38.46  153.17     NM     0.20    0.89    32.79
GSBC  Great Southern Bancorp of MO      19.75   160.07  1.30    7.45  17.17  265.10  22.62  265.10   15.19    0.44    2.23    33.85
HFSA  Hardin Bancorp of Hardin MO       18.12    15.57  0.89   15.69    NM   115.49  14.41  115.49   20.36    0.48    2.65    53.93
JSBA  Jefferson Svgs Bancorp of MO      40.87   204.55  1.63   21.24    NM   192.42  15.77  252.50   25.07    0.40    0.98    24.54
JOAC  Joachim Bancorp of MO             15.00    10.83  0.38   13.63    NM   110.05  31.00  110.05     NM     0.50    3.33      NM
LXMO  Lexington S&L Fin. Corp, of MO    16.50    18.78  0.71   14.74  30.00  111.94  31.70  111.94   23.24    0.30    1.82    42.25
MBLF  MBLA Financial Corp. of MO        26.25    34.07  1.42   21.98  23.65  119.43  14.51  119.43   18.49    0.40    1.52    28.17
NSLB  NS&L Bancorp of Neosho MO         19.00    13.43  0.64   16.52    NM   115.01  22.50  115.01   29.69    0.50    2.63      NM
NASB  North American SB of MO           51.00   113.68  3.80   25.37  12.44  201.02  15.43  207.99   13.21    0.80    1.57    20.73
PCBC  Perry Co. Fin. Corp. of MO        20.67    17.28  1.04   18.80  23.19  111.01  21.31  111.01   20.07    0.40    1.92    38.46
SMFC  Sho-Me Fin. Corp. of MO(7)        43.25    64.83  2.35   19.81  20.79  218.32  19.72  218.32   18.40    0.00    0.00     0.00
SNBC  Southern Missouri Bncrp of MO     17.62    28.77  0.63   16.17  27.11  108.97  17.94  108.97   27.97    0.50    2.84      NM

Comparable Group
----------------

ASBP  ASB Financial Corp. of OH         13.12    22.58  0.56   10.15    NM   129.26  20.11  129.26   23.43    0.40    3.05    71.43
BWFC  Bank West Fin. Corp. of MI        20.87    36.59  0.47   12.89    NM   161.91  23.50  161.91     NM     0.32    1.63    68.09
CAPS  Capital Savings Bancorp of MO     16.75    31.69  1.15   11.28  20.43  148.49  13.07  148.49   14.57    0.24    1.43    20.87
BDJI  First Fed. Bancorp. of MN         22.00    15.03  1.00   17.60    NM   125.00  13.59  125.00   22.00    0.00    0.00     0.00

                                                 Financial Characteristics(6)
                                      --------------------------------------------------
                                                                Reported        Core
                                      Total   Equity/  MPAs/   -----------  ------------   Memo:     Memo:
                                      Assets  Assets   Assets  ROA    ROE   ROA     ROE   Exchange  Offering
                                      ------  -------  ------  ----  -----  ----   -----   Ratio      Size
                                      ($Mil)    (%)     (%)    (%)    (%)   (%)     (%)              ($Mil)
Equality Savings
----------------

  Range Maximum                          213   11.38    0.33   0.31   2.76  0.55    4.80   2.9724    13.22
  Range Midpoint                         212   10.95    0.33   0.33   3.00  0.56    5.12   2.5847    11.50
  Range Minimum                          210   10.30    0.34   0.31   3.01  0.54    5.29   2.1970     9.77

SAIF-Insured Thrifts(7)
-----------------------

  Averages                             1,155   12.88    0.78   0.64   5.46  0.85    7.45
  Medians                                ---     ---     ---    ---    ---   ---     ---

All-Non-HHC State of MO(7)
--------------------------

  Averages                               275   17.02    0.69   0.78   5.65  1.00    7.06
  Medians                                ---     ---     ---    ---    ---   ---     ---

Comparable Group Averages
-------------------------

  Averages                               213   12.29    0.47   0.48   3.67  0.69    5.66
  Medians                                ---     ---     ---    ---    ---   ---     ---

State of MO
-----------

CBES  CBES Bancorp of MO                 101   17.68     NA    0.91   5.54  1.11    6.80
CNSB  CNS Bancorp of MO                   96   24.94    0.53   0.42   1.70  0.77    3.13
CHRM  Cameron Fin. Corp. of MO           206   21.69    0.73   1.07   4.43  1.33    5.51
CAPS  Capital Savings Bancorp of MO      243    8.80    0.31   0.67   7.61  0.93   10.68
FBSI  First Bancshares of MO             164   13.54    0.66   0.91   6.15  1.10    7.44
FTNB  Fulton Bancorp of MO               101   25.11    0.81   0.89   4.03  1.07    4.83
GSBC  Great Southern Bancorp of MO       708    8.53    1.91   1.38  14.76  1.56   16.69
HFSA  Hardin Bancorp of Hardin MO        108   12.40    0.09   0.52   3.53  0.79    5.41
JSBA  Jefferson Svgs Bancorp of MO     1,297    8.20    0.46   0.30   3.91  0.70    9.25
JOAC  Joachim Bancorp of MO               35   28.17    0.20   0.47   1.59  0.77    2.62
LXMO  Lexington S&L Fin. Corp, of MO      59   28.32    0.48   1.03   3.49  1.33    4.50
MBLF  MBLA Financial Corp. of MO         235   12.15    0.25   0.67   5.10  0.85    6.52
NSLB  NS&L Bancorp of Neosho MO           60   19.56    0.03   0.49   2.37  0.77    3.71
NASB  North American SB of MO            737    7.68    3.11   1.26  17.18  1.19   16.18
PCBC  Perry Co. Fin. Corp. of MO          81   19.19    0.03   0.93   4.93  1.07    5.70
SMFC  Sho-Me Fin. Corp. of MO(7)         329    9.03    0.14   1.04  10.44  1.17   11.79
SNBC  Southern Missouri Bncrp of MO      160   16.46    0.89   0.66   4.10  0.64    3.97

Comparable Group
----------------

ASBP  ASB Financial Corp. of OH          112   15.56    1.02   0.60   3.25  0.86    4.67
BWFC  Bank West Fin. Corp. of MI         156   14.52    0.28   0.64   3.91  0.57    3.47
CAPS  Capital Savings Bancorp of MO      243    8.80    0.31   0.67   7.61  0.93   10.68
BDJI  First Fed. Bancorp. of MN          111   10.87    0.27   0.30   2.56  0.63    5.44

                                   EXHIBITS

RP Financial, L.C.

                               LIST OF EXHIBITS

Exhibit
 Number             Description
-------             -----------

   1      Stock Prices: As of October 3, 1997

   2      Peer Group Core Earnings Analysis

   3      Pro Forma Analysis Sheet

   4      Pro Forma Effect of Conversion Proceeds

   5      Firm Qualifications Statement

                                   EXHIBIT 1

                                 Stock Prices
                             As of October 3, 1997

RP FINANCIAL, LC.
-------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                             Exhibit 1
                                               Weekly Thrift Market Line - Part One
                                                   Prices As Of October 3, 1997



                                                  Market Capitalization                        Price Change Data
                                                --------------------------        ----------------------------------------------
                                                                                                          % Change From
                                                          Shares    Market         52 Week(1)     ------------------------------
                                                Price/     Out-    Capital-       ------------    Last   Last   Dec 31,  Dec 31,
Financial Institution                           Share(1) standing  ization(9)      High    Low    Week   Week   1994(2)  1995(2)
---------------------                           -------- --------  -------        ------   ---    ----   ----   -------  -------
                                                    ($)    (000)   ($MIL)         ($)     ($)     ($)      (%)   (%)      (%)
Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------
SAIF-Insured Thrifts(302)                          23.87   5,512    174.7          24.61   15.45  23.32  2.34    231.22    40.45
NYSE Traded Companies(9)                           44.17  36,632  1,853.3          44.51   25.68  42.65  3.97    326.97    46.57
AMEX Traded Companies(17)                          19.84   3,580     84.5          21.38   13.78  19.33  3.42    300.23    30.43
NASDAQ Listed OTC Companies(276)                   23.41   4,549    122.0          24.12   15.20  22.90  2.22    218.14    40.84
California Companies(21)                           29.67  18,905    842.5          29.91   17.50  28.78  3.03    158.02    47.15
Florida Companies(5)                               28.52  13,098    382.0          29.39   16.92  27.54  2.16    207.11    44.17
Mid-Atlantic Companies(60)                         25.19   6,318    171.1          25.76   15.51  24.40  3.96    209.53    50.57
Mid-West Companies(145)                            22.23   3,403     97.0          22.99   14.77  21.90  1.44    253.21    36.22
New England Companies(9)                           29.65   5,009    180.5          30.04   17.58  29.01  1.81    415.56    52.11
North-West Companies(7)                            24.88  12,610    363.0          25.92   17.26  24.14  3.18    175.19    35.78
South-East Companies(42)                           23.66   3,527     81.7          25.01   16.28  22.97  2.37    213.20    35.60
South-West Companies(7)                            20.16   1,779     41.7          20.48   12.72  19.59  3.72     24.00    42.53
Western Companies (Excl CA)(6)                     21.82   5,288    113.7          22.24   15.68  21.03  3.82    321.20    29.45
Thrift Strategy(239)                               22.82   3,643     91.9          23.56   15.06  22.28  2.39    207.27    38.75
Mortgage Banker Strategy(37)                       28.90  13,905    581.1          29.57   17.42  28.57  1.42    301.06    51.53
Real Estate Strategy(10)                           25.95   7,817    234.5          26.47   15.22  25.17  2.65    222.03    48.76
Diversified Strategy(12)                           35.80  25,590    986.9          36.62   21.15  34.18  4.62    217.94    42.25
Retail Banking Strategy(4)                         17.50   3,472     70.0          18.75   12.00  17.19  1.45    392.50    28.28
Companies Issuing Dividends(255)                   24.10   5,328    174.1          24.90   15.66  23.56  2.20    244.08    39.35
Companies Without Dividends(47)                    22.55   6,566    178.1          22.93   14.25  21.92  3.17    145.17    47.81
Equity/Assets less than 6%(23)                     27.97  17,625    605.2          28.48   16.39  26.97  3.32    189.05    48.43
Equity/Assets 6-12%(142)                           26.81   5,858    208.5          27.45   16.42  26.20  2.17    248.23    47.32
Equity/Assets (greater than) 12%(137)              20.34   3,172     70.7          21.22   14.35  19.93  2.35    185.65    31.66
Converted Last 3 Mths (no MHC)(4)                  20.72   4,123     84.1          20.95   16.14  19.56 12.17      0.00    64.16
Actively Traded Companies(41)                      33.15  17,226    719.3          33.73   20.10  32.19  2.98    252.98    50.54
Market Value Below $20 Million(54)                 17.87     849     14.2          18.31   12.56  17.42  2.96    256.35    32.77
Holding Company Structure(267)                     23.88   5,304    174.1          24.62   15.57  23.33  2.33    214.83    39.28
Assets Over $1 Billion(61)                         34.96  17,598    679.4          35.58   20.99  33.85  3.25    270.79    46.03
Assets $500 Million-$1 Billion(49)                 23.61   5,718    118.9          24.42   14.31  23.12  1.86    258.74    50.06
Assets $250-$500 Million(65)                       24.18   2,577     59.0          24.77   15.56  23.69  2.30    210.16    45.96
Assets less than $250 Million(127)                 18.81   1,452     26.1          19.65   13.32  18.47  2.14    143.14    30.96
Goodwill Companies(124)                            28.00   9,043    300.5          28.63   17.12  27.19  2.66    263.24    45.63
Non-Goodwill Companies(177)                        21.08   3,118     89.5          21.90   14.32  20.70  2.14    183.19    36.73
Acquirors of FSLIC Cases(10)                       38.14  33,589  1,664.8          38.51   22.82  37.14  2.23    313.94    49.54

                                                        Current Per Share Financials
                                                  ----------------------------------------------
                                                                             Tangible
                                                  Trailing   12 Mo.    Book    Book
                                                  12 Mo.      Core    Value/  Value/     Assets/
                                                   EPS(3)     EPS(3)   Share   Share(4)   Share
                                                  --------   -------  ------ ----------  -------
SAIF-Insured Thrifts(302)                           0.86      1.17    15.84    15.37     155.19
NYSE Traded Companies(9)                            1.96      2.77    20.08    19.19     358.54
AMEX Traded Companies(17)                           0.55      0.84    15.60    15.41     109.57
NASDAQ Listed OTC Companies(276)                    0.84      1.13    15.71    15.24     150.94
California Companies(21)                            0.96      1.43    17.01    16.41     262.00
Florida Companies(5)                                0.98      0.88    13.56    12.84     185.50
Mid-Atlantic Companies(60)                          0.98      1.36    16.19    15.55     168.74
Mid-West Companies(145)                             0.82      1.09    15.75    15.42     136.17
New England Companies(9)                            0.81      1.40    17.48    16.28     242.59
North-West Companies(7)                             0.91      1.21    14.25    13.72     140.82
South-East Companies(42)                            0.76      0.99    15.03    14.70     119.15
South-West Companies(7)                             0.67      1.21    16.43    15.54     220.12
Western Companies (Excl CA)(6)                      0.89      1.05    15.96    15.27     106.34
Thrift Strategy(239)                                0.80      1.11    15.97    15.58     139.81
Mortgage Banker Strategy(37)                        1.14      1.52    16.11    15.05     238.12
Real Estate Strategy(10)                            0.90      1.39    14.35    14.06     220.82
Diversified Strategy(12)                            1.60      1.86    14.01    13.46     198.90
Retail Banking Strategy(4)                          0.18      0.00    13.14    12.70     169.23
Companies Issuing Dividends(255)                    0.92      1.23    15.96    15.46     152.12
Companies Without Dividends(47)                     0.51      0.81    15.13    14.86     172.87
Equity/Assets less than 6%(23)                      0.96      1.57    13.78    12.91     286.16
Equity/Assets 6-12%(142)                            1.04      1.40    16.27    15.55     196.24
Equity/Assets (greater than) 12%(137)               0.66      0.87    15.76    15.61      93.71
Converted Last 3 Mths (no MHC)(4)                   0.42      0.49    16.29    16.29      83.51
Actively Traded Companies(41)                       1.47      2.01    17.58    16.94     236.44
Market Value Below $20 Million(54)                  0.51      0.83    15.42    15.35     124.85
Holding Company Structure(267)                      0.83      1.14    16.09    15.64     152.40
Assets Over $1 Billion(61)                          1.33      1.86    17.96    16.66     254.84
Assets $500 Million-$1 Billion(49)                  0.91      1.11    14.07    13.60     153.29
Assets $250-$500 Million(65)                        0.88      1.20    16.67    16.14     166.10
Assets less than $250 Million(127)                  0.61      0.86    15.14    15.07     105.53
Goodwill Companies(124)                             1.08      1.43    16.54    15.38     203.53
Non-Goodwill Companies(177)                         0.71      0.99    15.37    15.37     122.55
Acquirors of FSLIC Cases(10)                        1.66      2.43    18.85    17.79     305.74

(1)  Average of high/low or bid/ask price per share.

(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized.

(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.

(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).

(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.

(6)  Annualized, based on last regular quarterly cash dividend announcement.

(7)  Indicated dividend as a percent of trailing twelve month earnings.

(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                         Prices As Of October 3, 1997


                                           Market Capitalization                      Price Change Data
                                        -----------------------------  -----------------------------------------------------
                                                                         52 Week(1)              % Change From
                                                  Shares   Market      -------------   -------------------------------------
                                         Price/   Outst-   Capital-                     Last     Last    Dec 31,     Dec 31,
Financial Institution                   Share(1)  anding  ization(9)   High     Low     Week     Week    1994(2)    1995(2)
                                        -------- -------  ----------  -------  ------   ------   -----   --------   --------
                                          ($)     (000)     ($Mil)      ($)     ($)      ($)     (%)       (%)        (%)
Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------
BIF-Insured Thrifts(66)                  26.52     7,958     230.5     27.10    15.82    25.95    2.46    243.81      50.90
NYSE Traded Companies(2)                 43.47    74,382   2,601.7     44.25    27.31    41.44    4.98    118.09      42.79
AMEX Traded Companies(6)                 25.41     4,007      98.6     25.87    14.84    24.50    3.42    129.64      56.34
NASDAQ Listed OTC Companies(58)          25.96     5,731     149.8     26.55    15.47    25.50    2.24    264.61      50.55
California Companies(4)                  21.75     6,822     160.0     22.04    12.12    21.37    1.88    513.78      49.97
Mid-Atlantic Companies(17)               28.20    17,448     540.2     28.79    16.42    26.90    4.74    175.28      50.93
Mid-West Companies(2)                    12.37       942      11.7     12.50     9.50    12.37    0.00      0.00      22.23
New England Companies(34)                26.12     4,648     128.3     26.79    15.22    25.87    1.50    257.49      54.61
North-West Companies(4)                  23.00     6,879     153.4     23.67    13.31    22.46    2.89    150.24      50.27
South-East Companies(5)                  31.65     2,083      46.8     31.90    22.57    31.15    1.99      0.00      35.18
Thrift Strategy(44)                      26.72     4,858     164.4     27.34    16.20    26.13    2.60    234.53      50.02
Mortgage Banker Strategy(9)              27.31    25,700     596.6     27.75    15.64    26.60    3.08    266.08      56.24
Real Estate Strategy(6)                  20.81     4,200      86.4     21.28    11.66    20.22    2.81    365.84      44.63
Diversified Strategy (less than)(7)      28.69    13,218     427.2     29.31    16.22    28.72   -0.34    185.93      58.35
Companies Issuing Dividends(54)          27.81     8,344     249.1     28.43    16.71    27.21    2.51    236.69      49.82
Companies Without Dividends(12)          18.61     5,594     116.3     18.98    10.37    18.24    2.16    315.02      57.36
Equity/Assets (less than)6%(5)           18.23    30,528     651.4     18.70     9.46    18.15   -0.12    168.66      82.16
Equity/Assets 6-12%(45)                  28.40     6,140     218.1     29.06    16.32    27.73    2.91    258.30      52.80
Equity/Assets (greater than)12%(16)      23.63     6,576     144.6     24.05    16.22    23.23    1.97     48.86      35.57
Actively Traded Companies(20)            28.41    11,775     310.4     29.15    16.48    28.20    1.16    292.39      51.19
Market Value Below $20 Million(6)        16.32       940      15.0     16.57    10.75    16.06    1.86    300.00      34.78
Holding Company Structure(43)            26.34     6,787     183.2     26.87    15.94    25.73    2.72    243.93      48.75
Assets Over $1 Billion(17)               31.57    22,573     718.3     32.11    18.28    30.63    2.96    240.80      54.37
Assets $500 Million-$1 Billion(16)       28.61     5,024     119.9     29.53    16.90    28.27    2.30    222.24      52.30
Assets $250-$500 Million(15)             22.12     2,968      61.7     22.48    12.89    21.28    3.99    269.42      48.24
Assets less than $250 Million(18)        23.62     1,478      29.7     24.11    15.12    23.47    0.62    249.97      48.81
Goodwill Companies(31)                   28.13    12,018     370.7     28.86    16.75    27.51    2.49    233.17      51.12
Non-Goodwill Companies(35)               25.07     4,305     104.3     25.51    14.98    24.55    2.44    262.42      50.70


                                                      Current Per Share Financials
                                          ---------------------------------------------------
                                                                         Tangible
                                          Trailing    12 Mo.    Book       Book
                                           12 Mo.      Core     Value/     Value/     Assets/
Financial Institution                      EPS(3)     EPS(3)    Share     Share(4)     Share
---------------------                     --------    ------    ------    --------    -------
                                            ($)         ($)       ($)        ($)        ($)
Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------
BIF-Insured Thrifts(66)                     1.58       1.57      15.71      14.89      156.39
NYSE Traded Companies(2)                    2.11       2.21      20.33      13.43      244.47
AMEX Traded Companies(6)                    1.14       1.11      16.02      13.92      167.23
NASDAQ Listed OTC Companies(58)             1.61       1.60      15.49      15.07      151.46
California Companies(4)                     1.37       1.27      12.48      12.46      155.24
Mid-Atlantic Companies(17)                  1.27       1.35      16.32      14.46      170.61
Mid-West Companies(2)                       0.21       0.32      12.77      12.04       50.95
New England Companies(34)                   1.89       1.83      14.36      13.80      167.34
North-West Companies(4)                     1.17       1.14      11.98      11.61      108.54
South-East Companies(5)                     1.29       1.33      26.77      26.77       98.52
Thrift Strategy(44)                         1.55       1.53      16.62      15.68      150.82
Mortgage Banker Strategy(9)                 1.51       1.57      14.44      14.00      187.42
Real Estate Strategy(6)                     1.52       1.45      11.02      11.01      129.69
Diversified Strategy(7)                     2.12       2.08      13.05      12.03      187.23
Companies Issuing Dividends(54)             1.54       1.54      16.43      15.50      161.68
Companies Without Dividends(12)             1.81       1.77      11.28      11.18      123.96
Equity/Assets (less than)6%(5)              1.13       1.04       7.41       7.19      136.87
Equity/Assets 6-12%(45)                     1.90       1.87      15.47      14.34      183.48
Equity/Assets (greater than)12%(16)         0.82       0.88      18.77      18.63       86.48
Actively Traded Companies(20)               1.87       1.81      15.30      14.53      179.65
Market Value Below $20 Million(6)           1.44       1.50      13.44      13.25       85.19
Holding Company Structure(43)               1.52       1.51      16.07      15.38      142.57
Assets Over $1 Billion(17)                  1.85       1.85      15.65      14.14      186.03
Assets $500 Million-$1 Billion(16)          1.85       1.78      16.33      15.03      183.85
Assets $250-$500 Million(15)                1.20       1.20      13.19      12.91      133.59
Assets less than $250 Million(18)           1.42       1.43      17.63      17.48      120.12
Goodwill Companies(31)                      1.61       1.59      15.70      13.97      188.20
Non-Goodwill Companies(35)                  1.56       1.55      15.73      15.73      127.76

(1) Average of high/low or bid/ask price per share.

(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized.

(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.

(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).

(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.

(6) Annualized, based on last regular quarterly cash dividend announcement.

(7) Indicated dividend as a percent of trailing twelve month earnings.

(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

 Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                             Exhibit 1 (continued)
                     Weekly Thrift Market Line - Part One
                         Prices As Of October 3, 1997

                                                                                               Price Change Data
                                           Market Capitalization           ---------------------------------------------------------
                                     ----------------------------------     52 Week (1)                        % Change From
                                                  Shares      Market       --------------             ------------------------------
                                      Price/        Out-     Capitali-                       Last      Last     Dec. 31,    Dec. 31,
Financial Institution                Share(1)    standing     zation(9)    High      Low     Week      Week     1994(2)     1995(2)
---------------------                --------    --------    ----------    -----    -----    -----    ------    --------    --------
                                       ($)        (000)        ($Mil)       ($)      ($)      ($)       (%)        (%)        (%)

Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(20)              27.34        5,109        57.4       28.06    13.90    26.57      3.29     301.14       81.51
BIF-Insured Thrifts(2)                28.38       32,163       405.2       28.88    12.59    27.87      1.93     312.96      101.34
NASDAQ Listed OTC Companies(22)       27.46        8,292        98.3       28.16    13.75    26.73      3.13     305.08       84.34
Florida Companies(3)                  33.22        5,931        93.3       33.60    15.94    32.00      3.93       0.00       73.36
Mid-Atlantic Companies(10)            27.21        6,389        64.1       27.72    12.70    26.55      3.03     260.00      111.05
Mid-West Companies(7)                 24.60        2,109        22.6       25.90    14.32    23.85      3.36     342.28       59.78
New England Companies(1)              32.50       61,054       794.7       32.50    15.92    32.12      1.18     312.96       68.83
Thrift Strategy(21)                   27.15        4,994        54.8       27.89    13.61    26.39      3.25     301.14       85.53
Diversified Strategy(1)               32.50       61,054       794.7       32.50    15.92    32.12      1.18     312.96       68.83
Companies Issuing Dividends(21)       28.10        8,638       103.1       28.84    13.75    27.32      3.32     305.08       84.34
Companies Without Dividends(1)        17.25        2,760        21.4       17.25    13.62    17.25      0.00       0.00        0.00
Equity/Assets 6-12%(16)               28.46       10,078       121.4       29.23    14.02    27.76      2.84     305.08       87.00
Equity/Assets (Greater Than)12%(6)    24.22        2,487        23.5       24.69    12.84    23.38      4.08       0.00       74.58
Actively Traded Companies(1)          36.00        7,264       122.5       36.00    15.46    34.87      3.24     260.00       94.59
Holding Company Structure(1)          36.00        7,264       122.5       36.00    15.46    34.87      3.24     260.00       94.59
Assets Over $1 Billion(5)             35.83       25,729       311.1       36.06    14.56    35.19      2.56     286.48      107.21
Assets $500 Million-$1 Billion(3)     33.22        5,931        93.3       33.60    15.94    32.00      3.93       0.00       73.36
Assets $250-$500 Million(5)           28.08        2,845        34.3       30.67    15.61    27.67      1.71     342.28       63.47
Assets less than $250 Million(9)      21.61        2,207        17.2       21.91    12.09    20.83      3.74       0.00       82.96
Goodwill Companies(8)                 33.79       18,753       229.9       34.87    15.75    33.12      2.55     305.08       91.47
Non-Goodwill Companies(14)            24.01        2,586        26.5       24.50    12.65    23.24      3.44       0.00       79.00
MHC Institutions(22)                  27.46        8,292        98.3       28.16    13.75    26.73      3.13     305.08       84.34
MHC Converted Last 3 Months(1)        17.25        2,760        21.4       17.25    13.62    17.25      0.00       0.00        0.00

                                             Current Per Share Financials
                                    -----------------------------------------------
                                                                 Tangible
                                    Trailing   12 Mo.    Book      Book
                                     12 Mo.     Core    Value/    Value/    Assets/
                                     EPS(3)    EPS(3)   Share     Share      Share
                                    --------   ------   ------   --------   -------
                                       ($)      ($)       ($)       ($)       ($)
SAIF-Insured Thrifts(20)              0.51      0.80    11.94     11.67     111.53
BIF-Insured Thrifts(2)                0.81      0.73     9.79      9.78     101.80
NASDAQ Listed OTC Companies(22)       0.54      0.79    11.68     11.45     110.38
Florida Companies(3)                  0.62      0.94    13.91     13.87     142.53
Mid-Atlantic Companies(10)            0.46      0.70    11.19     10.77     102.88
Mid-West Companies(7)                 0.49      0.84    11.84     11.81     107.32
New England Companies(1)              1.39      1.03    10.93     10.92     128.90
Thrift Strategy(21)                   0.49      0.77    11.73     11.48     109.22
Diversified Strategy(1)               1.39      1.03    10.93     10.92     128.90
Companies Issuing Dividends(21)       0.55      0.80    11.81     11.56     112.11
Companies Without Dividends(1)        0.36      0.54     9.71      9.71      82.81
Equity/Assets 6-12%(16)               0.55      0.82    11.77     11.46     123.03
Equity/Assets (Greater Than)12%(6)    0.52      0.69    11.41     11.41      69.26
Actively Traded Companies(1)          0.80      1.25    13.39     11.94     142.18
Holding Company Structure(1)          0.80      1.25    13.39     11.94     142.18
Assets Over $1 Billion(5)             0.89      1.02    11.85     10.91     135.68
Assets $500 Million-$1 Billion(3)     0.62      0.94    13.91     13.87     142.53
Assets $250-$500 Million(5)           0.57      0.96    12.57     12.53     120.57
Assets less than $250 Million(9)      0.34      0.57    10.71     10.71      85.88
Goodwill Companies(8)                 0.79      1.01    12.25     11.59     142.66
Non-Goodwill Companies(14)            0.41      0.67    11.38     11.38      92.77
MHC Institutions(22)                  0.54      0.79    11.68     11.45     110.38
MHC Converted Last 3 Months(1)        0.36      0.54     9.71      9.71      82.81

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized.
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

  * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

  Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

  Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                  Exhibit 1 (continued)
                                           Weekly Thrift Market Line - Part One
                                               Prices As Of October 3, 1997

                                                                                                   Price Change Data
                                                      Market Capitalization         ------------------------------------------------
                                                --------------------------------                                 % Change From
                                                            Shares     Market       52 Week(1)             -------------------------
                                                 Price/      Out-      Capital-    ------------    Last    Last    Dec 31,   Dec 31,
Financial Institution                           Share(1)   standing   ization(9)    High    Low    Week    Week    1994(2)   1995(2)
---------------------                           --------   --------   ----------   -----   -----   -----   -----   -------   -------
                                                   ($)       (000)      ($mil)      ($)     ($)     ($)     (%)      (%)       (%)
NYSE Traded Companies
----------------------
AHM   Ahmanson and Co. H.F. of CA                 57.12     97,336     5,559.8     57.56   28.87   56.37    1.33    204.64    75.75
CSA   Coast Savings Financial of CA               54.00     18,616     1,005.3     54.00   31.37   51.50    4.85    367.13    47.46
CFB   Commercial Federal Corp. of NE              49.00     21,553     1,056.1     49.00   27.92   47.56    3.03    ***.**    53.13
DME   Dime Bancorp, Inc. of NY*                   21.94    103,719     2,275.6     21.94   14.25   20.87    5.13    118.09    48.75
DSL   Downey Financial Corp. of CA                24.87     26,733       664.8     24.87   15.87   23.69    4.98    129.01    33.07
FED   FirstFed Fin. Corp. of CA                   36.37     10,575       384.6     36.37   20.25   33.69    7.95    125.20    65.32
GSB   Glendale Fed. Bk, FSB of CA                 32.00     50,349     1,611.2     32.00   17.50   30.31    5.58     96.92    37.63
GDW   Golden West Fin. Corp. of CA                90.44     56,739     5,131.5     90.94   59.62   88.50    2.19    245.32    43.28
GPT   GreenPoint Fin. Corp. of NY*                65.00     45,044     2,927.9     66.56   40.37   62.00    4.84      N.A.    36.84
NYB   New York Bancorp, Inc. of NY                30.50     21,591       658.5     32.00   16.44   29.87    2.11    330.18    57.46
WES   Westcorp Inc. of Orange CA                  23.19     26,195       607.5     23.87   13.25   22.37    3.67    216.37     5.99

AMEX Traded Companies
----------------------
ANA   Acadiana Bancshares of LA*                  23.75      2,731        64.9     23.75   13.62   22.12    7.37      N.A.    59.72
BKC   American Bank of Waterbury CT*              40.75      2,306        94.0     40.75   25.87   38.87    4.84    117.33    45.54
BFD   BostonFed Bancorp of MA                     21.37      5,947       127.1     22.06   13.12   21.06    1.47      N.A.    44.88
CFX   CFX Corp of NH*                             22.62     13,144       297.3     22.62   13.81   21.00    7.71     90.08    45.94
CNY   Carver Bancorp, Inc. of NY                  12.87      2,314        29.8     13.37    7.37   12.50    2.96    105.92    56.00
CBK   Citizens First Fin. Corp. of Il             18.25      2,594        47.3     18.56   11.62   18.50   -1.35      N.A.    27.00
ESX   Essex Bancorp of VA(8)                       4.62      1,057         4.9      7.94    1.00    4.69   -1.49    -72.42   110.96
FCB   Falmouth Co-Op Bank of MA*                  20.62      1,455        30.0     21.25   12.00   21.00   -1.81      N.A.    57.16
FAB   Firstfed America Bancorp of NA              21.94      8,707       191.0     22.12   23.62   21.62    1.46      N.A.     N.A.
GAF   GA Financial Corp. of PA                    18.69      7,985       149.2     19.50   12.87   19.00   -1.63      N.A.    23.61
JSB   JSB Financial, Inc. of NY                   49.31      9,845       485.5     49.37   35.62   49.00    0.63    328.78    29.76
KNK   Kankakee Bancorp of IL                      32.62      1,425        46.5     32.62   21.50   31.62    3.16    226.20    31.80
KYF   Kentucky First Bancorp of KY                14.25      1,319        18.8     15.12   10.56   14.25    0.00      N.A.    31.09
MBB   MSB Bancorp of Middletown NY*               27.75      2,844        78.9     28.87   15.50   27.00    2.78    177.50    41.44
PDB   Piedmont Bancorp of NC                      11.12      2,751        30.6     19.12    9.25   10.87    2.30      N.A.     5.90
SSB   Scotland Bancorp of NC                      12.69      1,914        24.3     19.25   12.25   12.21    3.93      N.A.   -10.13
SZB   SouthFirst Bancshares of AL                 20.37        848        17.3     20.37   12.25   18.25   11.62      N.A.    53.74
SRN   Southern Banc Company of AL                 16.25      1,230        20.0     16.37   12.25   16.12    0.81      N.A.    23.86
SSM   Stone Street Bancorp of NC                  21.00      1,898        39.9     27.25   18.00   21.25   -1.18      N.A.     2.44
TSH   Teche Holding Company of LA                 22.25      3,438        76.5     22.25   13.00   19.75   12.66      N.A.    54.84
FTF   Texarkana Fst. Fin. Corp of AR              24.37      1,790        43.6     24.87   13.62   24.00    1.54      N.A.    55.92
THR   Three Rivers Fin. Corp. of MI               16.44        824        13.5     16.81   12.87   16.56   -0.72      N.A.    17.43
TBK   Tolland Bank of CT*                         16.94      1,560        26.4     18.00    8.25   17.00   -0.35    133.66    88.22
WSB   Washington SB, FSB of MD                     8.00      4,247        34.0      8.00    4.38    6.75   18.52    540.00    64.27

NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN                 37.00        698        25.8     41.00   27.14   39.50   -6.33      N.A.    29.82
AFED  AFSALA Bancorp, Inc. of NY                  18.00      1,455        26.2     18.00   11.31   17.87    0.73      N.A.    50.00
ALBK  ALBANK Fin. Corp. of Albany NY              44.37     12,825       569.0     45.87   27.37   44.37    0.00     90.84    41.44
AMFC  AMB Financial Corp. of IN                   15.81        964        15.2     15.81   12.00   15.50    2.00      N.A.    19.32
ASBP  ASB Financial Corp. of OH                   13.12      1,721        22.6     18.25   11.50   13.37   -1.87      N.A.     0.92
ABBK  Abington Savings Bank of MA*                32.00      1,852        59.3     33.00   17.50   31.25    2.40    383.38    64.10
AABC  Access Anytime Bancorp of NM                 8.37      1,193        10.0      8.37    5.25    7.75    8.00     24.00    52.18
AFBC  Advance Fin. Bancorp of WV                  17.12      1,084        18.6     17.12   12.75   15.75    8.70      N.A.     N.A.
AADV  Advantage Bancorp of WI                     55.50      3,234       179.5     57.00   31.25   52.75    5.21    503.26    72.09
AFCB  Affiliated Comm BC, Inc of MA               28.75      6,465       185.9     30.12   16.00   28.37    1.34      N.A.    68.13
ALBC  Albion Banc Corp. of Albion NY              26.50        250         6.6     26.50   16.50   24.75    7.07    103.85    58.21
ABCL  Allied Bancorp of IL                        24.25      5,345       129.6     24.25   15.50   23.40    3.63    263.57    45.47

                                                                            Current Per Share Financials
                                                             -----------------------------------------------------------
                                                                                                   Tangible
                                                             Trailing      12 Mo.       Book         Book
                                                              12 Mo.        Core       Value/       Value/       Assets/
                                                              EPS(3)       EPS(3)      Share       Share(4)       Share
                                                             --------      ------      ------      --------      -------
                                                               ($)          ($)         ($)          ($)           ($)
NYSE Traded Companies
----------------------
AHM  Ahmanson and Co. H.F. of CA                               1.98         3.16        20.35        17.34        488.33
CSA  Coast Savings Financial of CA                             0.99         2.48        24.06        23.76        468.97
CFB  Commercial Federal Corp. of NE                            2.05         2.69        19.77        17.53        329.27
DME  Dime Bancorp, Inc. of NY*                                 1.05         1.33        10.21         9.74        193.67
DSL  Downey Financial Corp. of CA                              0.86         1.43        15.26        15.05        220.16
FED  FirstFed Fin. Corp. of CA                                 1.13         2.07        19.14        18.93        396.52
GSB  Glendale Fed. Bk, FSB of CA                               0.79         1.85        17.81        15.83        322.12
GDW  Golden West Fin. Corp. of CA                              6.74         8.22        43.90        43.90        689.03
GPT  GreenPoint Fin. Corp. of NY*                              3.17         3.09        30.44        17.11        295.27
NYB  New York Bancorp, Inc. of NY                              1.98         2.32         7.73         7.73        152.08
WES  Westcorp Inc. of Orange CA                                1.11         0.55        12.71        12.67        140.42


AMEX Traded Companies
---------------------
ANA  Acadiana Bancshares of LA*                                0.47         0.47        16.70        16.70         95.82
BKC  American Bank of Waterbury CT*                            3.13         2.69        21.77        20.90        262.73
BFD  BostonFed Bancorp of MA                                   0.74         0.96        14.42        13.94        164.10
CFX  CFX Corp of NH*                                           1.10         1.31        10.52         9.84        141.44
CNY  Carver Bancorp, Inc. of NY                               -0.74         0.01        14.93        14.32        178.81
CBK  Citizens First Fin. Corp. of IL                           0.30         0.59        14.74        14.74        104.69
ESX  Essex Bancorp of VA(8)                                   -0.05         0.05         0.49         0.31        179.83
FCB  Falmouth Co-Op Bank of MA*                                0.52         0.49        15.40        15.40         64.49
FAB  Firstfed America Bancorp of NA                           -0.21         0.50        14.26        14.26        117.25
GAF  GA Financial Corp. of PA                                  0.80         1.02        14.25        14.10         93.89
JSB  JSB Financial, Inc. of NY                                 2.78         2.65        35.54        35.54        155.52
KNK  Kankakee Bancorp of IL                                    1.62         2.02        26.59        24.99        239.77
KYF  Kentucky First Bancorp of KY                              0.58         0.75        11.17        11.17         67.44
MBB  MSB Bancorp of Middletown NY*                             0.49         0.51        21.15        10.38        286.18
PDB  Piedmont Bancorp of NC                                   -0.19         0.30         7.42         7.42         44.62
SSB  Scotland Bancorp of NC                                    0.51         0.62        13.44        13.44         36.30
SZB  SouthFirst Bancshares of AL                              -0.03         0.25        16.06        16.06        114.72
SRN  Southern Banc Company of AL                               0.12         0.43        14.58        14.43         85.72
SSM  Stone Street Bancorp of NC                                0.80         0.96        16.13        16.13         55.91
TSH  Teche Holding Company of LA                               0.78         1.08        15.53        15.53        118.17
FTF  Texarkana Fst. Fin. Corp of AR                            1.31         1.62        15.03        15.03         95.73
THR  Three Rivers Fin. Corp. of MI                             0.62         0.90        15.54        15.48        115.45
TBK  Tolland Bank of CT*                                       1.11         1.16        10.60        10.30        152.71
WSB  Washington SB, FSB of MD                                  0.30         0.44         5.05         5.05         60.83

NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN                              1.18         0.50        32.00        31.34        387.52
AFED  AFSALA Bancorp, Inc. of NY                               0.82         0.82        14.74        14.74        109.40
ALBK  ALBANK Fin. Corp. of Albany NY                           2.29         2.82        25.85        22.59        280.88
AMFC  AMB Financial Corp. of IN                                0.66         0.73        14.61        14.61         97.70
ASBP  ASB Financial Corp. of OH                                0.39         0.56        10.15        10.15         65.23
ABBK  Abington Savings Bank of MA*                             2.16         1.92        18.73        16.87        270.66
AABC  Access Anytime Bancorp of NM                            -0.45        -0.11         6.53         6.53         87.72
AFBC  Advance Fin. Bancorp of WV                               0.51         0.77        14.88        14.88         96.46
AADV  Advantage Bancorp of WI                                  1.27         2.81        29.05        27.16        315.25
AFCB  Affiliated Comm BC, Inc of MA                            1.53         1.74        16.49        16.40        168.67
ALBC  Albion Banc Corp. of Albion NY                           0.27         0.96        23.96        23.96        274.51
ABCL  Allied Bancorp of IL                                     0.91         1.33        23.40        23.11        262.72

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                                                                       Exhibit I (continued)
                                                                                              Weekly Thrift Market Line - Part One
                                                                                                     Prices As Of October 3, 1997


                                                                                        Price Change Data
                                             Market Capitalization          ---------------------------------------------------
                                             ------------------------             52 Week (1)               % Change From
                                                      Shares  Market        ----------------------     ------------------------
                                             Price/   Outst-  Capital-                       Last    Last   Dec 31,   Dec 31,
Financial Institution                       Share(1)  anding  ization(9)    High     Low     Week    Week   1994(2)   1995(2)
---------------------                       --------  ------  -------       -----    -----   -----    -----  -------   -------
                                               ($)     (000)   ($Mil)        ($)      ($)     ($)     (%)    (%)       (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
ATSB  AmTrust Capital Corp. of IN             13.50      526      7.1        13.87    8.75   13.87   -2.67      N.A.    35.00
AHCI  Ambanc Holding Co., Inc. of NY*         17.00    4,392     74.7        17.12   10.00   15.87    7.12      N.A.    51.11
ASBI  Ameriana Bancorp of IN                  20.50    3,230     66.2        22.00   14.00   20.31    0.94    122.10    28.13
AFFFZ America First Fin. Fund of CA(8)        42.62    6,011    256.2        42.62   28.00   41.50    2.70    127.31    40.89
ANBK  American Nat'l Bancorp of MD(8)         20.12    3,613     72.7        20.50   11.37   20.25   -0.64      N.A.    66.01
ABCW  Anchor Bancorp Wisconsin of WI          30.00    9,049    271.5        30.00   16.87   29.50    1.69    104.22    67.88
ANDB  Andover Bancorp, Inc. of MA*            36.50    5,148    187.9        36.75   21.35   36.25    0.69    239.53    42.47
ASFC  Astoria Financial Corp. of NY           55.87   20,978  1,172.0        55.87   30.00   49.50   12.87    112.84    51.53
AVND  Avondale Fin. Corp. of IL               17.50    3,495     61.2        18.50   12.75   17.50    0.00      N.A.     2.22
BKCT  Bancorp Connecticut of CT*              35.25    2,534     89.3        36.00   21.25   36.00   -2.08    302.86    56.67
BPLS  Bank Plus Corp. of CA                   13.44   19,308    259.5        13.75    9.62   12.75    5.41      N.A.    16.87
BWFC  Bank West Fin. Corp. of MI              20.87    1,753     36.6        20.87   10.25   18.25   14.36      N.A.    96.52
BANC  BankAtlantic Bancorp of FL              15.50   22,473    348.3        17.12   12.12   16.00   -3.13    272.60    15.93
BKUNA BankUnited SA of FL                     13.12    8,869    116.4        13.31    8.00   13.25   -0.98    141.62    31.20
BVCC  Bay View Capital Corp. of CA            28.37   12,979    368.2        28.62   17.62   28.00    1.32     43.65    33.88
FSNJ  Bayonne Banchsares of NJ                12.87    8,993    115.7        13.06    5.29   12.62    1.98      N.A.    64.16
BFSB  Bedford Bancshares of VA                24.50    1,142     28.0        25.25   16.75   24.50    0.00    133.33    39.05
BFFC  Big Foot Fin. Corp. of IL               18.62    2,513     46.8        18.62   12.31   17.75    4.90      N.A.    43.23
BSBC  Branford SB of CT(8)*                    6.00    6,559     39.4         6.00    3.19    5.44   10.29    183.02    55.04
BYFC  Broadway Fin. Corp. of CA               11.37      835      9.5        11.50    9.00   11.12    2.25      N.A.    22.92
CBES  CBES Bancorp of MO                      21.25    1,025     21.8        21.25   13.25   19.50    8.97      N.A.    49.12
CCFH  CCF Holding Company of GA               17.12      820     14.0        17.12   13.00   17.12    0.00      N.A.    16.07
CENF  CENFED Financial Corp. of CA            37.25    5,729    213.4        37.25   22.95   35.37    5.32    137.56    40.09
CFSB  CFSB Bancorp of Lansing MI              28.75    5,096    146.5        31.00   16.36   29.25   -1.71    219.44    62.15
CKFB  CKF Bancorp of Danville KY              19.00      925     17.6        20.75   17.50   19.00    0.00      N.A.    -6.17
CNSB  CNS Bancorp of MO                       20.00    1,653     33.1        20.00   13.00   17.75   12.68      N.A.    32.28
CSBF  CSB Financial Group Inc of IL*          12.37      942     11.7        12.50    9.50   12.37    0.00      N.A.    22.23
CBCI  Calumet Bancorp of Chicago IL           48.00    2,111    101.3        48.00   27.75   46.00    4.35    137.04    44.36
CAFI  Camco Fin. Corp. of OH                  22.50    3,214     72.3        22.75   14.05   22.75   -1.10      N.A.    48.81
CMRN  Cameron Fin. Corp. of MO                18.87    2,627     49.6        19.25   14.50   19.25   -1.97      N.A.    17.94
CAPS  Capital Savings Bancorp of MO           16.75    1,892     31.7        18.25   11.12   17.37   -3.57     26.42    28.85
CFNC  Carolina Fincorp of NC*                 17.75    1,851     32.9        17.87   13.00   17.75    0.00      N.A.    32.76
CASB  Cascade SB of Everett WA(8)             13.25    2,571     34.1        16.80   10.40   13.50   -1.85      3.52     2.71
CATB  Catskill Fin. Corp. of NY*              16.87    4,720     79.6        17.25   12.37   17.00   -0.76      N.A.    20.50
CNIT  Cenit Bancorp of Norfolk VA             67.25    1,650    111.0        67.25   38.50   59.62   12.80    323.49    62.05
CEBK  Central Co-Op. Bank of MA*              23.00    1,965     45.2        23.56   14.75   22.12    3.98    338.10    31.43
CENB  Century Bancshares of NC*               80.00      407     32.6        81.00   62.00   79.50    0.63      N.A.    23.08
CBSB  Charter Financial Inc. of IL            21.37    4,150     88.7        21.50   12.50   20.62    3.64      N.A.    70.96
COFI  Charter One Financial of OH             63.25   46,186  2,921.3        63.25   38.75   58.44    8.23    261.43    50.60
CVAL  Chester Valley Bancorp of PA            23.25    2,162     50.3        23.25   13.90   21.25    9.41    105.21    64.89
CTZN  CitFed Bancorp of Dayton OH             52.25    8,638    451.3        52.25   27.17   50.25    3.98    480.56    58.33
CLAS  Classic Bancshares of KY                15.75    1,305     20.6        16.25   11.25   16.22   -2.90      N.A.    35.54
CMSB  Cmnwealth Bancorp of PA                 18.37   17,096    314.1        19.50   11.50   18.00    2.06      N.A.    22.47
CBSA  Coastal Bancorp of Houston TX           32.00    4,972    159.1        33.25   20.94   32.00    0.00      N.A.    39.92
CFCP  Coastal Fin. Corp. of SC                24.25    4,641    112.5        27.75   14.25   24.25    0.00    142.50    53.97
CMSV  Commty. Svgs, MHC of FL (48.5)          36.50    5,090     90.2        37.25   16.37   35.50    2.82      N.A.    78.05
CFTP  Community Fed. Bancorp of MS            17.50    4,629     81.0        20.00   13.50   18.00   -2.78      N.A.     2.94
CFFC  Community Fin. Corp. of VA              23.00    1,275     29.3        23.50   20.50   21.50    6.98    228.57    10.84
CFBC  Community First Bnkg Co. of GA          40.00    2,414     96.6        40.00   31.87   37.50    6.67      N.A.     N.A.
CIBI  Community Inv. Bancorp of OH            15.25      929     14.2        16.00   10.33   15.50   -1.61      N.A.    34.60
COOP  Cooperative Bk.for Svgs. of NC          16.87    2,983     50.3        17.00    9.25   16.50    2.24    237.40    66.70
CRZY  Crazy Woman Creek Bncorp of WY          15.12      955     14.4        15.12   11.25   15.06    0.40      N.A.    26.00
DNFC  D&N Financial Corp. of MI               22.75    8,191    186.3        22.75   13.75   21.50    5.81    160.00    35.82
DCBI  Delphos Citizens Bancorp of OH          17.75    2,039     36.2        17.75   11.75   17.25    2.90      N.A.    47.92
DIME  Dime Community Bancorp of NY            22.00   13,093    288.0        22.00   13.25   20.25    8.64      N.A.    49.15

                                                        Current Per Share Financials
                                            ----------------------------------------------------
Financial Institution                                                       Tangible
                                            Trailing    12 Mo.     Book       Book
                                             12 Mo.      Core     Value/     Value/      Assets/
Financial Institution                        EPS(3)     EPS(3)    Share     Share(4)      Share
---------------------                       --------    ------    -------   --------     -------
                                              ($)        ($)        ($)        ($)         ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
ATSB  AmTrust Capital Corp. of IN             0.25       0.41      14.19      14.05      137.35
AHCI  Ambanc Holding Co., Inc. of NY*        -0.64      -0.67      14.29      14.29      110.42
ASBI  Ameriana Bancorp of IN                  0.75       1.05      13.49      13.48      123.14
AFFFZ America First Fin. Fund of CA(8)        5.51       6.76      30.76      30.38      364.44
ANBK  American Nat'l Bancorp of MD(8)         0.37       0.86      12.54      12.54      139.86
ABCW  Anchor Bancorp Wisconsin of WI          1.55       2.00      13.24      13.00      212.83
ANDB  Andover Bancorp, Inc. of MA*            2.57       2.65      19.59      19.59      243.00
ASFC  Astoria Financial Corp. of NY           1.96       2.80      28.59      24.01      365.36
AVND  Avondale Fin. Corp. of IL              -0.85      -2.63      15.85      15.85      173.75
BKCT  Bancorp Connecticut of CT*              2.15       2.03      17.32      17.32      169.05
BPLS  Bank Plus Corp. of CA                  -0.46       0.04       9.27       9.26      183.03
BWFC  Bank West Fin. Corp. of MI              0.53       0.47      12.89      12.89       88.80
BANC  BankAtlantic Bancorp of FL              0.98       0.71       6.83       5.61      121.50
BKUNA BankUnited SA of FL                     0.29       0.48       7.59       6.15      203.77
BVCC  Bay View Capital Corp. of CA            0.97       1.58      15.12      12.69      238.56
FSNJ  Bayonne Banchsares of NJ               -0.24      -0.04       9.91       9.91       68.72
BFSB  Bedford Bancshares of VA                1.14       1.46      16.80      16.80      118.61
BFFC  Big Foot Fin. Corp. of IL               0.04       0.35      14.34      14.34       84.46
BSBC  Branford SB of CT(8)*                   0.32       0.32       2.64       2.64       28.44
BYFC  Broadway Fin. Corp. of CA              -0.19       0.29      14.65      14.65      146.40
CBES  CBES Bancorp of MO                      0.84       1.03      17.34      17.34       98.61
CCFH  CCF Holding Company of GA               0.05       0.07      14.36      14.36      122.93
CENF  CENFED Financial Corp. of CA            1.98       2.82      20.85      20.81      400.68
CFSB  CFSB Bancorp of Lansing MI              1.37       1.73      12.65      12.65      165.90
CKFB  CKF Bancorp of Danville KY              1.17       0.86      15.75      15.75       65.74
CNSB  CNS Bancorp of MO                       0.25       0.46      14.84      14.84       59.50
CSBF  CSB Financial Group Inc of IL*          0.21       0.32      12.77      12.04       50.95
CBCI  Calumet Bancorp of Chicago IL           2.72       3.45      36.46      36.46      235.23
CAFI  Camco Fin. Corp. of OH                  1.11       1.24      14.58      13.45      152.41
CMRN  Cameron Fin. Corp. of MO                0.78       0.97      17.18      17.18       79.22
CAPS  Capital Savings Bancorp of MO           0.82       1.15      11.28      11.28      128.18
CFNC  Carolina Fincorp of NC*                 0.68       0.65      13.75      13.75       60.25
CASB  Cascade SB of Everett WA(8)             0.61       0.77       8.46       8.46      137.04
CATB  Catskill Fin. Corp. of NY*              0.85       0.86      15.08      15.08       60.22
CNIT  Cenit Bancorp of Norfolk VA             3.75       3.44      31.12      28.58      430.03
CEBK  Central Co-Op. Bank of MA*              1.44       1.46      17.07      15.20      163.33
CENB  Century Bancshares of NC*               4.33       4.36      74.45      74.45      247.27
CBSB  Charter Financial Inc. of IL            1.05       1.47      13.71      12.13       94.76
COFI  Charter One Financial of OH             2.98       3.73      21.15      19.80      315.35
CVAL  Chester Valley Bancorp of PA            0.89       1.27      12.52      12.52      149.71
CTZN  CitFed Bancorp of Dayton OH             1.94       2.73      22.83      20.57      358.59
CLAS  Classic Bancshares of KY                0.45       0.63      14.84      12.52      100.81
CMSB  Cmnwealth Bancorp of PA                 0.69       0.88      12.89      10.08      133.89
CBSA  Coastal Bancorp of Houston TX           1.45       2.52      19.85      16.50      596.15
CFCP  Coastal Fin. Corp. of SC                0.95       1.04       6.68       6.68      108.33
CMSV  Commty. Svgs, MHC of FL (48.5)          0.73       1.09      15.46      15.46      137.48
CFTP  Community Fed. Bancorp of MS            0.59       0.72      12.40      12.40       45.16
CFFC  Community Fin. Corp. of VA              1.32       1.67      18.86      18.86      137.58
CFBC  Community First Bnkg Co. of GA          1.05       1.06      28.74      28.35      186.68
CIBI  Community Inv. Bancorp of OH            0.63       0.96      11.96      11.96       99.36
COOP  Cooperative Bk.for Svgs. of NC         -0.90       0.22       9.02       9.02      118.15
CRZY  Crazy Woman Creek Bncorp of WY          0.58       0.71      14.67      14.67       56.83
DNFC  D&N Financial Corp. of MI               1.10       1.45      10.95      10.84      196.42
DCBI  Delphos Citizens Bancorp of OH          0.72       0.72      14.93      14.93       52.56
DIME  Dime Community Bancorp of NY            0.94       1.01      14.58      12.56      100.44


     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700


                                                       Exhibit I (continued)
                                               Weekly Thrift Market Line - Part One
                                                   Prices As Of October 3, 1997



                                               Market Capitalization                         Price Change Data
                                            ---------------------------    ---------------------------------------------
                                                                             52 Week (1)              % Change From
                                                     Shares    Market      -------------          ----------------------
                                             Price/  Outst-    Capital-                    Last    Last  Dec 31,  Dec 31,
Financial Institution                       Share(1) anding    ization(9)   High    Low    Week    Week  1994(2)  1995(2)
----------------------                      ------   ------    -------     ------  ------ ------  ------ -------  -------
                                              ($)     (000)     ($M11)       ($)     ($)    ($)      (%)   (%)      (%)

NASDAQ Listed OTC Companies (continued)
----------------------------------------
DIBK  Dime Financial Corp. of CT*             30.50   5,147      157.0      31.75   16.50   31.75   -3.94  190.48    76.81
EGLB  Eagle BancGroup of IL                   18.50   1,238       22.9      18.50   13.12   17.62    4.99    N.A.    24.41
EBSI  Eagle Bancshares of Tucker GA           19.37   5,660      109.6      20.94   13.62   20.94   -7.50  167.17    24.97
EGFC  Eagle Financial Corp. of CT             39.50   6,279      248.0      40.25   26.50   40.25   -1.86  351.43    29.51
ETFS  East Texas Fin. Serv. of TX             20.50   1,025        21.0     20.50   14.75   20.50    0.00    N.A.    25.23
EMLD  Emerald Financial Corp of OH            16.50   5,062        83.5     16.50   10.50   16.00    3.13    N.A.    46.67
EIRE  Emerald Island Bancorp, MA*             25.50   2,246        57.3     25.87   12.40   24.75    3.03  234.65    59.38
EFBC  Empire Federal Bancorp of MT            18.00   2,592        46.7     18.00   12.50   17.62    2.16    N.A.     N.A.
EFBI  Enterprise Fed. Bancorp of OH           25.25   2,001         50.5    25.25   14.00   23.25    8.60    N.A.    74.14
EQSB  Equitable FSB of Wheaton MD             42.50     602         25.6    42.50   26.25   41.00    3.66    N.A.    50.44
FCBF  FCB Fin. Corp. of Neenah WI             27.50   4,073        112.0    28.00   17.75   27.00    1.85    N.A.    48.65
FFBS  FFBS Bancorp of Columbus MS             21.25   1,557         33.1    26.00   21.00   23.00   -7.61    N.A.    -7.61
FFDF  FFD Financial Corp. of OH               17.37   1,455         25.3    17.37   11.12   16.25    6.89    N.A.    31.09
FFLC  FFLC Bancorp of Leesburg FL             30.75   2,318         71.3    32.25   18.25   31.50   -2.38    N.A.    43.02
FFFC  FFVA Financial Corp. of VA              33.62   4,521        152.0    34.75   17.75   31.25    7.58    N.A.    64.00
FFWC  FFW Corporation of Wabash IN            30.25     711         21.5    31.75   20.00   30.25    0.00    N.A.    38.25
FFYF  FFY Financial Corp. of OH               27.87   4,145        115.5    28.25   24.00   27.25    2.28    N.A.    10.11
FMCO  FMS Financial Corp. of NJ               27.25   2,388         65.1    31.50   15.50   27.25    0.00  202.78    49.32
FFHH  FSF Financial Corp. of MN               19.75   3,033         59.9    21.00   13.12   19.75    0.00    N.A.    30.62
FOBC  Fed One Bancorp of Wheeling WV          26.00   2,373         61.7    26.75   15.37   26.00    0.00  160.00    65.08
FBCI  Fidelity Bancorp of Chicago IL          25.62   2,792         71.5    25.62   16.25   24.00    6.75    N.A.    50.71
FSBI  Fidelity Bancorp, Inc. of PA            22.25   1,550         34.5    23.25   16.82   23.00   -3.26  187.84    22.39
FFFL  Fidelity FSB, MHC of FL (47.7)          29.94   6,771         96.5    29.94   15.50   28.50    5.05    N.A.    68.68
FFED  Fidelity Fed. Bancorp of IN              9.38   2,487         23.3    11.75    7.50    9.25    1.41   33.05    -3.79
FFOH  Fidelity Financial of OH                15.75   5,579         87.9    16.37    9.87   16.25   -3.08    N.A.    36.96
FIBC  Financial Bancorp, Inc. of NY           22.75   1,722         39.2    23.94   14.00   22.62    0.57    N.A.    51.67
FBSI  First Bancshares of MO                  23.00   1,096         25.2    25.25   15.00   23.00    0.00   80.39    38.39
FBBC  First Bell Bancorp of PA                17.25   6,511        112.3    17.50   13.12   16.62    3.79    N.A.    30.19
FBER  First Bergen Bancorp of NJ              18.75   3,000         56.3    19.50   10.94   17.37    7.94    N.A.    63.04
SKBO  First Carnegie,MHC of PA(45.0)          19.12   2,300         19.8    19.25   11.62   17.75    7.72    N.A.     N.A.
FSTC  First Citizens Corp of GA               35.00   1,833          64.2   35.12   21.25   33.50    4.48  180.00    38.61
FCME  First Coastal Corp. of ME*              14.25   1,359          19.4   14.25    6.62   13.19    8.04    N.A.    83.87
FFBA  First Colorado Bancorp of Co            21.00  16,561         347.8   21.50   15.00   20.25    3.70  536.36    23.53
FDEF  First Defiance Fin. Corp. of OH         15.75   9,366         147.5   16.00   10.87   15.87   -0.76    N.A.    27.32
FESX  First Essex Bancorp of MA*              20.00   7,504         150.1   20.50   11.62   20.25   -1.23  233.33    52.44
FFES  First FS&LA of E. Hartford CT           36.75   2,676          98.3   36.75   18.75   36.00    2.08  465.38    59.78
FFSX  First FS&LA. MHC of IA (46.1)           29.50   2,828          38.4   35.00   20.75   29.50    0.00  342.28    51.28
BDJI  First Fed. Bancorp. of MN               22.00     683          15.0   22.00   15.75   22.00    0.00    N.A.    18.92
FFBH  First Fed. Bancshares of AR             21.50   4,896         105.3   21.62   15.37   21.25    1.18    N.A.    35.48
FTFC  First Fed. Capital Corp. of WI          28.50   9,141         260.5   29.00   15.00   27.50    3.64  280.00    81.88
FFKY  First Fed. Fin. Corp. of KY             21.00   4,170          87.6   23.00   17.75   21.88   -4.02   33.33     3.70
FFBZ  First Federal Bancorp of OH             20.50   1,572          32.2   20.50   13.25   20.25    1.23  105.00    28.13
FFCH  First Fin. Holdings Inc. of SC          38.50   6,357         244.7   39.25   19.50   37.62    2.34  214.29    71.11
FFBI  First Financial Bancorp of IL           19.50     415           8.1   19.50   15.50   19.50    0.00    N.A.    22.87
FFHC  First Financial Corp. of WI(8)          35.25  36,209       1,276.4   36.87   19.60   35.25    0.00  123.81    43.88
FFHS  First Franklin Corp. of OH              23.00   1,192          27.4   23.75   14.25   23.50   -2.13   75.30    39.39
FGHC  First Georgia Hold. Corp of GA           9.00   3,052          27.5    9.50    4.17    9.00    0.00  134.99    58.73
FSPG  First Home Bancorp of NJ                23.25   2,708          63.0   23.25   13.50   22.37    3.93  287.50    67.63
FFSL  First Independence Corp. of KS          14.75     997          14.7   14.75    9.50   14.75    0.00    N.A.    42.24
FISB  First Indiana Corp. of IN               24.75  10,561         261.4   26.00   17.37   24.50    1.02   83.33    15.65
FKFS  First Keystone Fin. Corp of PA          32.25   1,228          39.6   33.25   17.75   33.25   -3.01    N.A.    67.53
FLKY  First Lancaster Bncshrs of KY           15.87     959          15.2   16.25   14.00   16.00   -0.81    N.A.     8.55
FLFC  First Liberty Fin. Corp. of GA          25.25   7,725         195.1   25.25   16.50   24.94    1.24  397.05    37.45
CASH  First Midwest Fin. Corp. of IA          19.87   2,734          54.3   20.75   15.00   20.06   -0.95    N.A.    29.62
FMBD  First Mutual Bancorp of IL              19.00   3,507          66.6   19.00   13.50   18.50    2.70    N.A.    26.67









                                                                       Current Per Share Financials
                                                              ---------------------------------------------
                                                                                          Tangible
                                                               Trailing   12 Mo.   Book     Book
                                                                12 Mo.     Core   Value/   Value/     Assets/
                                                                 EPS(3)   EPS(3)  Share   Share(4)     Share
                                                              ----------  ------  ------- ---------   --------
                                                                  (%)       (%)     ($)      ($)        ($)
NASDAQ Listed OTC Companies (continued)
----------------------------------------
DIBK  Dime Financial Corp. of CT*                                  2.82     2.83    13.52     13.06     169.78
EGLB  Eagle BancGroup of IL                                       -0.12     0.27    16.69     16.69     140.80
EBSI  Eagle Bancshares of Tucker GA                                0.64     0.87    12.45     12.45     149.91
EGFC  Eagle Financial Corp. of CT                                  0.19     1.13    22.02     17.19     320.65
ETFS  East Texas Fin. Serv. of TX                                  0.34     0.70    19.97     19.97     109.95
EMLD  Emerald Financial Corp of OH                                 0.81     1.00     9.03      6.89     119.14
EIRE  Emerald Island Bancorp, MA*                                  1.52     1.60    13.39     13.39     169.23
EFBC  Empire Federal Bancorp of MT                                 0.35     0.46    14.76     14.76      42.30
EFBI  Enterprise Fed. Bancorp of OH                                0.82     0.91    15.82     15.80     128.29
EQSB  Equitable FSB of Wheaton MD                                  2.20     3.51    25.80     25.80     511.96
FCBF  FCB Fin. Corp. of Neenah WI                                  0.60     0.71    11.65     11.65      56.58
FFBS  FFBS Bancorp of Columbus MS                                  0.95     1.20    16.15     16.15      83.98
FFDF  FFD Financial Corp. of OH                                    0.98     0.55    14.76     14.76      60.48
FFLC  FFLC Bancorp of Leesburg FL                                  1.06     1.53    22.51     22.51     167.00
FFFC  FFVA Financial Corp. of VA                                   1.32     1.60    16.29     15.95     123.62
FFWC  FFW Corporation of Wabash IN                                 1.89     2.36    24.11     21.72     253.24
FFYF  FFY Financial Corp. of OH                                    1.28     1.62    19.82     19.82     144.57
FMCO  FMS Financial Corp. of NJ                                    1.56     2.29    15.24     14.97     232.38
FFHH  FSF Financial Corp. of MN                                    0.78     0.99    14.16     14.16     124.71
FOBC  Fed One Bancorp of Wheeling WV                               0.99     1.41    16.61     15.86     150.32
FBCI  Fidelity Bancorp of Chicago IL                               0.95     1.33    10.22     18.18     175.45
FSBI  Fidelity Bancorp, Inc. of PA                                 1.08     1.72    15.81     15.83     234.39
FFFL  Fidelity FSB, MHC of FL (47.7)                               0.50     0.79    12.36     12.27     147.58
FFED  Fidelity Fed. Bancorp of IN                                  0.05     0.31     5.20      5.20      96.50
FFOH  Fidelity Financial of OH                                     0.51     0.75    12.17     10.74      94.06
FIBC  Financial Bancorp, Inc. of NY                                0.87     1.55    15.35     16.28     164.04
FBSI  First Bancshares of MO                                       1.29     1.56    20.26     20.23     149.61
FBBC  First Bell Bancorp of PA                                     1.06     1.23    10.78     10.78     109.72
FBER  First Bergen Bancorp of NJ                                   0.38     0.66    13.47     13.47      94.92
SKBO  First Carnegie,MHC of PA(45.0)                               0.33     0.33    10.52     10.52      63.97
FSTC  First Citizens Corp of GA                                    1.45     1.43    16.26     12.20     178.05
FCME  First Coastal Corp. of ME*                                   4.50     4.36    10.35     10.35     112.13
FFBA  First Colorado Bancorp of Co                                 0.76     0.77    11.76     11.60      91.17
FDEF  First Defiance Fin. Corp. of OH                              0.43     0.59    12.57     12.57      58.96
FESX  First Essex Bancorp of MA*                                   1.32     1.15    11.57     10.05     165.97
FFES  First FS&LA of E. Hartford CT                                1.52     2.50    23.63     23.63     367.56
FFSX  First FS&LA. MHC of IA (46.1)                                0.69     1.19    13.74     13.63     165.69
BDJI  First Fed. Bancorp. of MN                                    0.47     1.00    17.60     17.60     161.92
FFBH  First Fed. Bancshares of AR                                  0.81     1.11    16.36     16.36     109.31
FTFC  First Fed. Capital Corp. of WI                               1.16     1.37    10.64      9.97     167.40
FFKY  First Fed. Fin. Corp. of KY                                  1.14     1.36    12.40     11.68      90.50
FFBZ  First Federal Bancorp of OH                                  0.88     1.23     9.66      9.65     128.03
FFCH  First Fin. Holdings Inc. of SC                               1.43     2.10    16.03     16.03     262.26
FFBI  First Financial Bancorp of IL                               -0.85     0.94    17.63     17.63     203.69
FFHC  First Financial Corp. of WI(8)                               1.51     2.03    11.67     11.37     163.81
FFHS  First Franklin Corp. of OH                                   0.36     1.21    17.17     17.06     190.39
FGHC  First Georgia Hold. Corp of GA                               0.32     0.25     4.21      3.86      51.24
FSPG  First Home Bancorp of NJ                                     1.64     2.14    12.85     12.64     192.91
FFSL  First Independence Corp. of KS                               0.47     0.75    11.60     11.60     111.21
FISB  First Indiana Corp. of IN                                    1.17     1.43    13.70     13.60     144.00
FKFS  First Keystone Fin. Corp of PA                               1.35     1.93    19.09     19.09     261.24
FLKY  First Lancaster Bncshrs of KY                                0.47     0.57    14.71     14.71      44.64
FLFC  First Liberty Fin. Corp. of GA                               1.32     1.08    12.30     11.09     166.85
CASH  First Midwest Fin. Corp. of IA                               1.00     1.27    15.62     13.88     137.10
FMBD  First Mutual Bancorp of IL                                   0.10     0.32    15.30     11.59     119.10


RP FINANCIAL, LC.
-----------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                      Exhibit 1 (continued)
                                               Weekly Thrift Market Line - Part One
                                                    Prices As Of October 3, 1997

                                                                                               Price Change Data
                                                Market Capitalization        ----------------------------------------------------
                                           -------------------------------    52 Week (1)                    % Change From
                                                       Shares     Market     -------------           ----------------------------
                                            Price/       Out-    Capitali-                   Last     Last    Dec. 31,   Dec. 31,
Financial Institution                      Share(1)   standing   zation(9)   High     Low    Week     Week    1994(2)    1995(2)
---------------------                      --------   --------   ---------   -----   -----   -----   ------   --------   --------
                                             ($)       (000)      ($Mil)      ($)     ($)     ($)      (%)       (%)       (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FMSB  First Mutual SB of Bellevue WA*       27.25       2,702       73.6     28.00   12.73   26.87     1.41    251.61      71.28
FNGB  First Northern Cap. Corp of WI        13.62       8,834      120.3     14.00    8.00   13.19     3.26     87.60      67.53
FFPB  First Palm Beach Bancorp of FL        39.37       5,031      198.1     39.50   22.75   34.75    13.29      N.A.      66.68
FSLA  First SB SLA MHC of NJ (47.5)         36.00       7,264      122.5     36.00   15.46   34.87     3.24    260.00      94.59
SOPN  First SB, SSB, Moore Co. of NC        24.50       3,679       90.1     25.00   17.50   23.00     6.52      N.A.      30.67
FWWB  First Savings Bancorp of WA*          24.75      10,519      260.3     26.00   16.56   24.50     1.02      N.A.      34.73
SHEN  First Shenango Bancorp of PA          32.87       2,072       68.1     33.25   20.50   31.50     4.35      N.A.      46.09
FSFC  First So.east Fin. Corp. of SC(8)     16.25       4,388       71.3     16.25    9.12   15.37     5.73      N.A.      73.24
FBNW  FirstBank Corp of Clarkston WA        17.00       1,984       33.7     19.00   15.50   16.62     2.29      N.A.       N.A.
FFDB  FirstFed Bancorp of AL                17.75       1,148       20.4     18.50   12.50   17.75     0.00      N.A.      42.00
FSPT  FirstSpartan Fin. Corp. of SC         38.75       4,430      171.7     39.00   35.00   38.87    -0.31      N.A.       N.A.
FLAG  Flag Financial Corp of GA             16.75       2,037       34.1     16.87   10.25   16.50     1.52     70.92      55.81
FLGS  Flagstar Bancorp, Inc of MI           20.50      13,670      280.2     21.50   13.00   20.87    -1.77      N.A.       N.A.
FFIC  Flushing Fin. Corp. of NY*            23.00       7,979      183.5     24.00   17.37   22.62     1.68      N.A.      26.93
FBHC  Fort Bend Holding Corp. of TX         22.50         827       18.6     22.50    9.38   20.12    11.83      N.A.      76.47
FTSB  Fort Thomas Fin. Corp. of KY          14.00       1,495       20.9     14.75    9.25   12.75     9.80      N.A.      -4.24
FKKY  Frankfort First Bancorp of KY         10.00       3,280       32.8     12.25    8.00   10.12    -1.19      N.A.     -12.05
FTNB  Fulton Bancorp of MO                  22.50       1,719       38.7     26.50   12.50   25.75   -12.62      N.A.      46.39
GFSB  GFS Bancorp of Grinnell IA            14.75         988       14.6     15.50   10.12   14.75     0.00      N.A.      38.89
GUPB  GFSB Bancorp of Gallup NM             21.75         801       17.4     22.00   13.75   22.00    -1.14      N.A.      37.05
GSLA  GS Financial Corp. of LA              16.37       3,438       56.3     16.37   13.37   16.19     1.11      N.A.       N.A.
GOSB  GSB Financial Corp. of NY             16.25       2,248       36.5     16.75   14.25   16.75    -2.99      N.A.       N.A.
GWBC  Gateway Bancorp of KY(8)              18.00       1,076       19.4     18.25   13.75   18.00     0.00      N.A.      26.32
GBCI  Glacier Bancorp of MT                 19.37       6,812      131.9     20.25   15.33   18.00     7.61    301.04      18.62
GFCO  Glenway Financial Corp. of OH         30.25       1,140       34.5     31.00   18.25   30.00     0.83      N.A.      47.56
GTPS  Great American Bancorp of IL          18.50       1,760       32.6     19.25   13.87   17.50     5.71      N.A.      24.92
GTFN  Great Financial Corp. of KY(8)        43.00      13,791      593.0     43.00   28.25   42.37     1.49      N.A.      47.66
GSBC  Great Southern Bancorp of MO          19.75       8,105      160.1     19.75   15.21   19.25     2.60    576.37      10.89
GDVS  Greater DV SB,MHC of PA (19.9)*       24.25       3,272       15.8     25.25    9.25   23.62     2.67      N.A.     133.85
GSFC  Green Street Fin. Corp. of NC         20.25       4,298       87.0     20.75   14.87   19.50     3.85      N.A.      30.65
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)     24.75       3,125       24.0     24.75   10.50   23.75     4.21      N.A.     105.22
HCBB  HCB Bancshares of AR                  13.62       2,645       36.0     14.12   12.62   13.75    -0.95      N.A.       N.A.
HEMT  HF Bancorp of Hemet CA                17.12       6,282      107.5     17.12   10.50   17.00     0.71      N.A.      53.96
HFFC  HF Financial Corp. of SD              26.50       2,979       78.9     27.00   14.75   26.12     1.45    430.00      53.09
HFNC  HFNC Financial Corp. of NC            15.87      17,192      272.8     22.06   14.87   16.00    -0.81      N.A.     -11.19
HMNF  HMN Financial, Inc. of MN             25.50       4,212      107.4     25.75   16.62   25.00     2.00      N.A.      40.73
HALL  Hallmark Capital Corp. of WI          27.00       1,443       39.0     27.00   17.00   25.50     5.88      N.A.      52.11
HARB  Harbor FSB, MHC of FL (46.6)(8)       55.87       4,970      129.4     58.22   29.50   58.00    -3.67      N.A.      56.28
HRBF  Harbor Federal Bancorp of MD          23.50       1,693       39.8     23.50   14.75   22.50     4.44    135.00      49.21
HFSA  Hardin Bancorp of Hardin MO           18.12         859       15.6     18.25   12.00   18.25    -0.71      N.A.      44.96
HARL  Harleysville SA of PA                 26.12       1,652       43.2     27.75   14.00   27.50    -5.02     47.15      65.32
HFGI  Harrington Fin. Group of IN           13.50       3,257       44.0     13.50    9.75   13.25     1.89      N.A.      25.58
HARS  Harris SB, MHC of PA (24.3)           47.06      11,223      128.1     48.00   15.00   48.00    -1.96      N.A.     157.86
HFFB  Harrodsburg 1st Fin Bcrp of KY        16.12       2,025       32.6     19.00   14.75   16.00     0.75      N.A.     -14.57
HHFC  Harvest Home Fin. Corp. of OH         12.75         915       11.7     13.00    9.25   12.00     6.25      N.A.      30.77
HAVN  Haven Bancorp of Woodhaven NY         43.00       4,377      188.2     43.75   26.12   41.87     2.70      N.A.      50.24
HTHR  Hawthorne Fin. Corp. of CA            19.00       3,035       57.7     19.00    6.62   17.75     7.04    -30.91     133.70
HMLK  Hemlock Fed. Fin. Corp. of IL         16.50       2,076       34.3     16.50   12.50   15.63     5.57      N.A.       N.A.
HBNK  Highland Federal Bank of CA           31.00       2,300       71.3     31.00   14.25   30.75     0.81      N.A.      82.35
HIFS  Hingham Inst. for Sav. of MA*         27.75       1,303       36.2     28.62   15.25   27.50     0.91    508.55      48.00
HBEI  Home Bancorp of Elgin IL              17.75       6,856      121.7     19.31   12.25   18.00    -1.39      N.A.      31.48
HBFW  Home Bancorp of Fort Wayne IN         24.50       2,525       61.9     24.75   16.37   24.25     1.03      N.A.      28.95
HBBI  Home Building Bancorp of IN           22.00         312        6.9     23.00   17.00   22.50    -2.22      N.A.      11.39
HCFC  Home City Fin. Corp. of OH            15.75         952       15.0     16.25   12.00   15.00     5.00      N.A.      18.87
HOMF  Home Fed Bancorp of Seymour IN        33.00       3,396      112.1     34.25   19.50   32.50     1.54    228.36      28.16

                                                       Current Per Share Financials
                                              ------------------------------------------------
                                                                           Tangible
                                              Trailing   12 Mo.    Book      Book
                                               12 Mo.     Core    Value/    Value/     Assets/
Financial Institution                          EPS(3)    EPS(3)   Share     Share(4)    Share
---------------------                         --------   ------   ------   ---------   -------
                                                 ($)       ($)      ($)       ($)        ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FMSB  First Mutual SB of Bellevue WA*           1.56      1.52     10.91     10.91      159.89
FNGB  First Northern Cap. Corp of WI            0.44      0.63      8.14      8.14       72.19
FFPB  First Palm Beach Bancorp of FL           -0.09      0.08     21.76     21.23      331.23
FSLA  First SB SLA MHC of NJ (47.5)             0.80      1.25     13.39     11.94      142.18
SOPN  First SB, SSB, Moore Co. of NC            1.06      1.27     18.26     18.26       79.97
FWWB  First Savings Bancorp of WA*              0.89      0.84     14.13     13.00       95.79
SHEN  First Shenango Bancorp of PA              1.69      2.20     21.75     21.75      198.56
FSFC  First So.east Fin. Corp. of SC(8)         0.53      0.80      7.99      7.99       79.43
FBNW  FirstBank Corp of Clarkston WA            0.54      0.44     14.00     14.00       77.62
FFDB  FirstFed Bancorp of AL                    0.95      1.45     14.48     13.20      153.77
FSPT  FirstSpartan Fin. Corp. of SC             1.00      1.16     27.63     27.63      104.97
FLAG  Flag Financial Corp of GA                -0.03      0.17     10.44     10.44      108.95
FLGS  Flagstar Bancorp, Inc of MI               0.00      0.00      6.07      6.07      111.13
FFIC  Flushing Fin. Corp. of NY*                0.93      0.97     16.68     16.68      107.79
FBHC  Fort Bend Holding Corp. of TX             0.74      1.71     23.24     21.64      385.33
FTSB  Fort Thomas Fin. Corp. of KY              0.33      0.50     10.40     10.40       64.84
FKKY  Frankfort First Bancorp of KY            -0.11      0.22      6.81      6.81       40.26
FTNB  Fulton Bancorp of MO                      0.51      0.61     14.69     14.69       58.50
GFSB  GFS Bancorp of Grinnell IA                0.88      1.08     10.66     10.66       93.18
GUPB  GFSB Bancorp of Gallup NM                 0.79      1.00     17.41     17.41      117.09
GSLA  GS Financial Corp. of LA                  0.34      0.34     16.36     16.36       35.85
GOSB  GSB Financial Corp. of NY                 0.52      0.44     13.78     13.78       50.92
GWBC  Gateway Bancorp of KY(8)                  0.52      0.72     16.04     16.04       59.32
GBCI  Glacier Bancorp of MT                     1.10      1.23      8.12      7.90       83.33
GFCO  Glenway Financial Corp. of OH             1.06      1.78     23.89     23.57      251.83
GTPS  Great American Bancorp of IL              0.19      0.24     16.68     16.68       77.83
GTFN  Great Financial Corp. of KY(8)            1.59      1.51     20.40     19.53      220.89
GSBC  Great Southern Bancorp of MO              1.15      1.30      7.45      7.45       87.33
GDVS  Greater DV SB,MHC of PA (19.9)*           0.23      0.42      8.64      8.64       74.69
GSFC  Green Street Fin. Corp. of NC             0.56      0.68     14.73     14.73       40.62
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)         0.37      0.56      8.80      8.80       63.86
HCBB  HCB Bancshares of AR                     -0.08      0.29     13.73     13.16       75.24
HEMT  HF Bancorp of Hemet CA                   -0.40     -2.74     12.87     10.53      156.71
HFFC  HF Financial Corp. of SD                  1.23      1.67     17.78     17.78      188.54
HFNC  HFNC Financial Corp. of NC                0.43      0.59      9.37      9.37       52.08
HMNF  HMN Financial, Inc. of MN                 0.94      1.17     19.42     19.42      134.58
HALL  Hallmark Capital Corp. of WI              1.33      1.68     20.56     20.56      284.01
HARB  Harbor FSB, MHC of FL (46.6)(8)           2.05      2.64     18.85     18.23      224.69
HRBF  Harbor Federal Bancorp of MD              0.58      0.90     16.48     16.48      127.80
HFSA  Hardin Bancorp of Hardin MO               0.58      0.89     15.69     15.69      125.75
HARL  Harleysville SA of PA                     1.46      2.00     13.31     13.31      203.79
HFGI  Harrington Fin. Group of IN               0.61      0.51      7.67      7.67      137.18
HARS  Harris SB, MHC of PA (24.3)               0.79      0.99     14.59     12.76      182.15
HFFB  Harrodsburg 1st Fin Bcrp of KY            0.55      0.73     14.49     14.49       53.80
HHFC  Harvest Home Fin. Corp. of OH             0.23      0.50     11.35     11.35       90.82
HAVN  Haven Bancorp of Woodhaven NY             2.09      3.11     24.20     24.12      407.02
HTHR  Hawthorne Fin. Corp. of CA                0.64      1.38     13.07     13.07      284.38
HMLK  Hemlock Fed. Fin. Corp. of IL             0.10      0.55     14.88     14.88       79.26
HBNK  Highland Federal Bank of CA               0.96      1.41     16.39     16.39      219.30
HIFS  Hingham Inst. for Sav. of MA*             1.86      1.86     15.62     15.62      166.99
HBEI  Home Bancorp of Elgin IL                  0.25      0.43     13.73     13.73       51.43
HBFW  Home Bancorp of Fort Wayne IN             0.72      1.15     17.62     17.62      132.62
HBBI  Home Building Bancorp of IN               0.29      0.74     18.51     18.51      144.44
HCFC  Home City Fin. Corp. of OH                0.61      0.80     15.00     15.00       73.49
HOMF  Home Fed Bancorp of Seymour IN            2.02      2.35     17.05     16.53      201.06


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                             Exhibit 1 (continued)
                     Weekly Thrift Market Line - Part One
                         Prices As Of October 3, 1997

                                               Market Capitalization                     Price Change Data
                                            --------------------------     -----------------------------------------------
                                                                            52 Week (1)                 % Change From
                                                     Shares  Market        -------------           -----------------------
                                             Price/  Outst- Capital-                       Last     Last  Dec 31,  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  1994(2)  1995(2)
---------------------                       -------- ------ ----------     ----    -----  ------   ------ -------  -------
                                               ($)    (000)   ($Mil)        ($)     ($)     ($)      (%)    (%)      (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HWEN  Home Financial Bancorp of IN            16.75     470     7.9        17.25   12.00   17.25   -2.90    N.A.    31.37
HPBC  Home Port Bancorp, Inc. of MA*          24.12   1,842    44.4        24.50   15.75   23.62    2.12  201.50    46.18
HMCI  Homecorp, Inc. of Rockford IL           17.50   1,693    29.6        18.00   11.83   18.00   -2.78   75.00    37.25
HZFS  Horizon Fin'l. Services of IA           20.00     426     8.5        20.00   14.50   20.00    0.00    N.A.    32.28
HRZB  Horizon Financial Corp. of WA*          17.00   7,417   126.1        17.00   10.65   16.00    6.25   48.86    44.80
IBSF  IBS Financial Corp. of NJ               17.12  11,012   188.5        18.75   12.94   17.12    0.00    N.A.    25.97
ISBF  ISB Financial Corp. of LA               26.87   6,901   185.4        27.75   15.25   26.16    2.71    N.A.    49.28
ITLA  Imperial Thrift & Loan of CA*           20.75   7,836   162.6        20.75   13.37   19.50    6.41    N.A.    38.33
IFSB  Independence FSB of DC                  14.50   1,281    18.6        14.75    7.00   14.50    0.00  625.00    81.25
INCB  Indiana Comm. Bank, SB of IN            15.25     922    14.1        19.00   14.50   15.25    0.00    N.A.    -6.15
INBI  Industrial Bancorp of OH                17.50   5,277    92.3        18.00   12.00   17.00    2.94    N.A.    37.25
IWBK  Interwest SB of Oak Harbor WA           40.31   8,036   323.9        43.25   27.62   39.50    2.05  303.10    24.99
IPSW  Ipswich SB of Ipswich MA*               12.75   2,376    30.3        14.12    4.87   13.50   -5.56    N.A.   112.50
JXVL  Jacksonville Bancorp of TX              18.25   2,490    45.4        18.25   12.50   17.00    7.35    N.A.    24.83
JXSB  Jcksnville SB,MHC of IL (45.6)          22.00   1,272    12.8        22.50   11.50   21.00    4.76    N.A.    66.04
JSBA  Jefferson Svgs Bancorp of MO            40.87   5,005   204.6        40.87   22.25   40.25    1.54    N.A.    57.19
JOAC  Joachim Bancorp of MO                   15.00     722    10.8        15.25   14.00   15.00    0.00    N.A.     3.45
KSAV  KS Bancorp of Kenly NC                  18.75     885    16.6        19.12   14.06   18.00    4.17    N.A.    25.75
KSBK  KSB Bancorp of Kingfield ME(8)*         13.12   1,238    16.2        16.00    7.08   13.50   -2.81    N.A.    71.06
KFBI  Klamath First Bancorp of OR             24.25  10,019   243.0        24.25   13.94   22.50    7.78    N.A.    53.97
LSBI  LSB Fin. Corp. of Lafayette IN          26.00     932    24.2        26.50   16.43   25.25    2.97    N.A.    40.01
LVSB  Lakeview SB of Paterson NJ              42.75   2,302    98.4        42.75   21.25   38.00   12.50    N.A.    71.89
LARK  Landmark Bancshares of KS               25.25   1,711    43.2        27.25   16.00   25.25    0.00    N.A.    40.28
LARL  Laurel Capital Group of PA              24.87   1,443    35.9        24.87   15.00   24.87    0.00   94.30    50.73
LSBX  Lawrence Savings Bank of MA*            13.00   4,274    55.6        13.00    6.75   12.75    1.96  277.91    59.90
LFED  Leeds FSB, MHC of MD (36.3)             30.50   3,455    38.3        32.25   13.25   30.25    0.83    N.A.    90.63
LXMO  Lexington B&L Fin. Corp. of MO          16.50   1,138    18.8        16.62   11.50   16.37    0.79    N.A.    22.22
LIFB  Life Bancorp of Norfolk VA              26.25   9,847   258.5        26.62   16.25   26.37   -0.46    N.A.    45.83
LFBI  Little Falls Bancorp of NJ              18.50   2,745    50.8        18.50   11.50   17.75    4.23    N.A.    45.10
LOGN  Logansport Fin. Corp. of IN             15.75   1,260    19.8        16.00   11.12   15.63    0.77    N.A.    40.00
LONF  London Financial Corp. of OH            16.00     515     8.2        17.50   11.25   15.37    4.10    N.A.    13.31
LISB  Long Island Bancorp, Inc of NY          45.75  23,968 1,096.5        47.50   28.25   46.62   -1.87    N.A.    30.71
MAFB  MAF Bancorp of IL                       33.25  15,393   511.8        34.75   17.50   32.12    3.52  291.18    43.50
MBLF  MBLA Financial Corp. of MO              26.25   1,298    34.1        27.00   19.00   26.25    0.00    N.A.    38.16
MFBC  MFB Corp. of Mishawaka IN               23.75   1,690    40.1        23.75   15.50   23.00    3.26    N.A.    42.90
MLBC  ML Bancorp of Villanova PA(8)           28.25  11,293   319.0        28.25   13.75   25.50   10.78    N.A.   100.07
MSBF  MSB Financial Corp. of MI               17.25   1,249    21.5        18.00    9.12   16.50    4.55    N.A.    81.58
MGNL  Magna Bancorp of MS(8)                  30.00  13,754   412.6        30.00   16.75   28.37    5.75  500.00    71.43
MARN  Marion Capital Holdings of IN           26.25   1,768    46.4        28.00   19.25   27.25   -3.67    N.A.    36.36
MRKF  Market Fin. Corp. of OH                 14.75   1,336    19.7        15.25   12.25   14.50    1.72    N.A.     N.A.
MFCX  Marshalltown Fin. Corp. of IA(8)        17.00   1,411    24.0        17.25   14.25   17.06   -0.35    N.A.    14.32
MFSL  Maryland Fed. Bancorp of MD             46.50   3,210   149.3        50.50   30.71   48.25   -3.63  342.86    33.81
MASB  MassBank Corp. of Reading MA*           46.00   3,575   164.5        47.75   24.84   46.25   -0.54  366.53    60.90
MFLR  Mayflower Co-Op. Bank of MA*            20.00     890    17.8        21.00   14.75   19.62    1.94  300.00    17.65
MECH  Mechanics SB of Hartford CT*            25.62   5,290   135.5        27.25   15.12   24.87    3.02    N.A.    62.67
MDBK  Medford Bank of Medford, MA*            35.50   4,541   161.2        36.50   24.00   35.00    1.43  407.14    37.86
MERI  Meritrust FSB of Thibodaux LA           48.00     774    37.2        48.00   30.75   47.00    2.13    N.A.    51.80
MWBX  MetroWest Bank of MA*                    8.25  13,953   115.1         8.25    4.00    7.25   13.79  100.24    53.63
MCBS  Mid Continent Bancshares of KS(8)       40.00   1,958    78.3        40.00   18.75   38.25    4.58    N.A.    71.16
MIFC  Mid Iowa Financial Corp. of IA          10.12   1,676    17.0        10.12    6.00   10.00    1.20  102.40    58.87
MCBN  Mid-Coast Bancorp of ME                 27.00     233     6.3        27.00   18.00   27.00    0.00  372.85    42.11
MWBI  Midwest Bancshares, Inc. of IA          41.00     348    14.3        41.00   25.00   39.25    4.46  310.00    54.72
MWFD  Midwest Fed. Fin. Corp of WI            26.00   1,628    42.3        26.00   16.75   23.25   11.83  420.00    40.54
MFFC  Milton Fed. Fin. Corp. of OH            14.50   2,310    33.5        16.00   12.75   15.25   -4.92    N.A.     0.00
MIVI  Miss. View Hold. Co. of MN              18.25     819    14.9        18.25   11.75   17.00    7.35    N.A.    52.08

                                                Current Per Share Financials
                                          -----------------------------------------
                                                                   Tangible
                                          Trailing  12 Mo.   Book    Book
                                           12 Mo.    Core   Value/  Value/  Assets/
                                           EPS(3)   EPS(3)  Share  Share(4) Share
                                          --------  ------  ------ -------- -------
                                              ($)      ($)    ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HWEN  Home Financial Bancorp of IN           0.54    0.68   15.31   15.31    90.44
HPBC  Home Port Bancorp, Inc. of MA*         1.72    1.71   11.39   11.39   107.90
HMCI  Homecorp, Inc. of Rockford IL          0.27    0.85   12.81   12.81   195.87
HZFS  Horizon Fin'l. Services of IA          0.65    1.04   19.75   19.75   201.81
HRZB  Horizon Financial Corp. of WA*         1.07    1.05   10.91   10.91    69.93
IBSF  IBS Financial Corp. of NJ              0.33    0.58   11.59   11.59    66.59
ISBF  ISB Financial Corp. of LA              0.77    1.04   16.58   14.06   136.06
ITLA  Imperial Thrift & Loan of CA*          1.45    1.45   11.92   11.87   108.50
IFSB  Independence FSB of DC                 0.29    0.66   13.38   11.73   205.12
INCB  Indiana Comm. Bank, SB of IN           0.19    0.53   12.37   12.37   101.63
INBI  Industrial Bancorp of OH               0.45    0.88   11.63   11.63    65.68
IWBK  Interwest SB of Oak Harbor WA          1.82    2.47   15.46   15.12   228.05
IPSW  Ipswich SB of Ipswich MA*              0.84    0.66    4.55    4.55    79.70
JXVL  Jacksonville Bancorp of TX             0.90    1.18   13.55   13.55    90.84
JXSB  Jcksnville SB,MHC of IL (45.6)         0.36    0.79   13.43   13.43   127.94
JSBA  Jefferson Svgs Bancorp of MO           0.69    1.63   21.24   16.18   259.13
JOAC  Joachim Bancorp of MO                  0.23    0.38   13.63   13.63    48.39
KSAV  KS Bancorp of Kenly NC                 1.08    1.40   16.22   16.21   119.91
KSBK  KSB Bancorp of Kingfield ME(8)*        1.04    1.08    8.10    7.62   113.08
KFBI  Klamath First Bancorp of OR            0.55    0.83   14.20   14.20    72.65
LSBI  LSB Fin. Corp. of Lafayette IN         1.51    1.33   18.44   18.44   208.28
LVSB  Lakeview SB of Paterson NJ             2.78    1.93   19.91   15.92   209.23
LARK  Landmark Bancshares of KS              1.13    1.33   18.38   18.38   133.31
LARL  Laurel Capital Group of PA             1.61    2.03   14.73   14.73   146.91
LSBX  Lawrence Savings Bank of MA*           1.40    1.38    7.45    7.45    85.71
LFED  Leeds FSB, MHC of MD (36.3)            0.68    0.95   13.53   13.53    83.07
LXMO  Lexington B&L Fin. Corp. of MO         0.55    0.71   14.74   14.74    52.05
LIFB  Life Bancorp of Norfolk VA             1.01    1.23   15.94   15.49   151.14
LFBI  Little Falls Bancorp of NJ             0.29    0.51   14.51   13.40   109.29
LOGN  Logansport Fin. Corp. of IN            0.74    0.96   12.67   12.67    65.99
LONF  London Financial Corp. of OH           0.48    0.73   14.60   14.60    74.25
LISB  Long Island Bancorp, Inc of NY         1.44    1.67   22.17   21.95   246.53
MAFB  MAF Bancorp of IL                      1.84    2.43   16.79   14.67   215.78
MBLF  MBLA Financial Corp. of MO             1.11    1.42   21.98   21.98   180.91
MFBC  MFB Corp. of Mishawaka IN              0.77    1.16   20.05   20.05   146.89
MLBC  ML Bancorp of Villanova PA(8)          1.27    1.15   12.70   12.48   183.32
MSBF  MSB Financial Corp. of MI              0.65    0.80   10.16   10.16    59.81
MGNL  Magna Bancorp of MS(8)                 1.35    1.49   10.06    9.79    98.39
MARN  Marion Capital Holdings of IN          1.38    1.65   22.10   22.10    98.02
MRKF  Market Fin. Corp. of OH                0.32    0.32   14.82   14.82    42.35
MFCX  Marshalltown Fin. Corp. of IA(8)       0.30    0.65   14.23   14.23    90.38
MFSL  Maryland Fed. Bancorp of MD            2.17    3.14   30.22   29.84   360.57
MASB  MassBank Corp. of Reading MA*          2.73    2.59   26.94   26.94   253.26
MFLR  Mayflower Co-Op. Bank of MA*           1.39    1.31   13.67   13.44   141.20
MECH  Mechanics SB of Hartford CT*           2.76    2.76   15.93   15.93   155.69
MDBK  Medford Bank of Medford, MA*           2.45    2.29   21.24   19.79   236.19
MERI  Meritrust FSB of Thibodaux LA          1.99    3.10   24.22   24.22   295.20
MWBX  MetroWest Bank of MA*                  0.52    0.52    3.02    3.02    40.60
MCBS  Mid Continent Bancshares of KS(8)      1.87    2.12   19.59   19.59   208.68
MIFC  Mid Iowa Financial Corp. of IA         0.71    1.00    7.00    7.00    74.91
MCBN  Mid-Coast Bancorp of ME                1.06    1.66   22.06   22.06   256.39
MWBI  Midwest Bancshares, Inc. of IA         1.81    3.01   29.09   29.09   421.10
MWFD  Midwest Fed. Fin. Corp of WI           1.79    1.37   11.21   10.81   127.18
MFFC  Milton Fed. Fin. Corp. of OH           0.39    0.54   11.37   11.37    86.68
MIVI  Miss. View Hold. Co. of MN             0.59    0.88   16.08   16.08    85.20

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                                     Exhibit 1 (continued)
                                                                                            Weekly Thrift Market Line - Part One
                                                                                                Prices As Of October 3, 1997


                                                  Market Capitalization                     Price Change Data
                                                --------------------------    -----------------------------------------------
                                                                                 52 Week (1)              % Change From
                                                         Shares  Market       --------------          -----------------------
                                                 Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                           Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
----------------------                          -------  ------ ----------    -----   -----   -----   ------ ------- --------
                                                 ($)      (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
------ --------------------------------
MBSP  Mitchell Bancorp of NC*                     17.25     931    16.1        17.37   12.12   17.37   -0.69    N.A.    21.05
MBBC  Monterey Bay Bancorp of CA                  20.00   3,242    64.8        20.50   14.50   20.00    0.00    N.A.    35.59
MONT  Montgomery Fin. Corp. of IN                 12.37   1,653    20.4        14.00   11.00   12.12    2.06    N.A.    -4.85
MSBK  Mutual SB, FSB of Bay City MI               14.12   4,274    60.3        14.62    5.12   14.50   -2.62   61.37   156.73
NHTB  NH Thrift Bancshares of NH                  21.00   2,048    43.0        21.00   11.62   20.00    5.00  354.55    66.40
NSLB  NS&L Bancorp of Neosho MO                   19.00     707    13.4        19.50   12.50   19.50   -2.56    N.A.    39.50
NMSB  Newmil Bancorp. of CT*                      14.00   3,834    53.7        14.25    7.00   14.06   -0.43  119.78    43.59
NASB  North American SB of MO                     51.00   2,229   113.7        55.00   30.75   53.75   -5.12  ***.**    48.91
NBSI  North Bancshares of Chicago IL              24.50     997    24.4        24.50   15.75   24.00    2.08    N.A.    48.48
FFFD  North Central Bancshares of IA              19.25   3,258    62.7        19.25   12.37   18.00    6.94    N.A.    41.96
NBN   Northeast Bancorp of ME*                    19.75   1,275    25.2        19.87   13.00   19.06    3.62   68.09    41.07
NEIB  Northeast Indiana Bncrp of IN               19.50   1,763    34.4        20.25   12.75   19.87   -1.86    N.A.    43.17
NWEQ  Northwest Equity Corp. of WI                16.12     839    13.5        16.75   11.25   16.12    0.00    N.A.    33.00
NWSB  Northwest SB, MHC of PA (30.7)              27.75  23,376   199.1        27.75   11.87   25.75    7.77    N.A.   107.55
NSSY  Norwalk Savings Society of CT*              35.00   2,410    84.3        37.00   22.75   37.00   -5.41    N.A.    49.76
NSSB  Norwich Financial Corp. of CT*              29.62   5,413   160.3        29.62   17.37   29.06    1.93  323.14    50.97
NTMG  Nutmeg FS&LA of CT                          10.75     738     7.9        11.25    7.00   10.75    0.00    N.A.    43.33
OHSL  OHSL Financial Corp. of OH                  26.00   1,196    31.1        26.00   19.50   26.00    0.00    N.A.    21.67
OCFC  Ocean Fin. Corp. of NJ                      36.44   8,606   313.6        36.44   23.50   35.00    4.11    N.A.    42.90
OCN   Ocwen Financial Corp. of FL                 43.87  26,800 1,175.7        44.75   23.50   42.19    3.98    N.A.    64.00
OFCP  Ottawa Financial Corp. of MI                28.00   5,402   151.3        28.00   14.66   27.00    3.70    N.A.    83.13
PFFB  PFF Bancorp of Pomona CA                    19.25  18,716   360.3        20.00   12.50   19.12    0.68    N.A.    29.46
PSFI  PS Financial of Chicago IL                  17.12   2,182    37.4        18.00   11.62   17.00    0.71    N.A.    45.70
PVFC  PVF Capital Corp. of OH                     19.00   2,556    48.6        21.75   13.18   19.50   -2.56  331.82    32.68
PCCI  Pacific Crest Capital of CA*                16.87   2,938    49.6        17.75    8.13   17.00   -0.76    N.A.    46.70
PAMM  PacificAmerica Money Ctr of CA(8)*          26.75   3,799   101.6        27.00   11.37   24.00   11.46    N.A.    84.48
PALM  Palfed, Inc. of Aiken SC(8)                 25.75   5,284   136.1        26.50   13.00   24.50    5.10   67.53    83.93
PBCI  Pamrapo Bancorp, Inc. of NJ                 24.75   2,843    70.4        24.75   18.50   23.12    7.05  339.61    23.75
PFED  Park Bancorp of Chicago IL                  17.75   2,431    43.2        18.12   11.25   17.50    1.43    N.A.    36.54
PVSA  Parkvale Financial Corp of PA               32.50   4,055   131.8        33.12   23.20   33.12   -1.87  292.51    25.00
PEEK  Peekskill Fin. Corp. of NY                  17.00   3,193    54.3        17.25   13.25   16.75    1.49    N.A.    19.30
PFSB  PennFed Fin. Services of NJ                 33.00   4,822   159.1        33.00   18.62   30.94    6.66    N.A.    62.96
PWBC  PennFirst Bancorp of PA                     19.00   5,306   100.8        19.50   12.27   18.00    5.56  138.10    53.35
PWBK  Pennwood SB of PA*                          17.75     580    10.3        17.75   10.75   17.75    0.00    N.A.    29.09
PBKB  People's SB of Brockton MA*                 19.87   3,595    71.4        20.00   10.12   19.62    1.27  234.51    87.10
PFDC  Peoples Bancorp of Auburn IN                29.25   2,274    66.5        31.00   19.25   30.75   -4.88   67.14    44.44
PBCT  Peoples Bank, MHC of CT (40.1)*             32.50  61,054   794.7        32.50   15.92   32.12    1.18  312.96    68.83
PFFC  Peoples Fin. Corp. of OH                    14.00   1,491    20.9        19.00   12.00   14.15   -1.06    N.A.     3.70
PHBK  Peoples Heritage Fin Grp of ME*             41.50  27,371 1,135.9        43.12   22.50   41.75   -0.60  171.06    48.21
PSFC  Peoples Sidney Fin. Corp of OH              16.50   1,785    29.5        17.00   12.56   16.50    0.00    N.A.     N.A.
PERM  Permanent Bancorp of IN                     24.06   2,011    48.4        26.50   16.50   24.00    0.25    N.A.    18.81
PMFI  Perpetual Midwest Fin. of IA                23.25   1,883    43.8        23.25   18.25   23.00    1.09    N.A.    20.78
PERT  Perpetual of SC, MHC (46.8)(8)              56.00   1,505    39.5        57.00   20.25   56.50   -0.88    N.A.   130.93
PCBC  Perry Co. Fin. Corp. of MO                  20.87     828    17.3        22.25   17.00   20.87    0.00    N.A.    22.76
PHFC  Pittsburgh Home Fin. of PA                  19.37   1,969    38.1        19.50   11.50   18.87    2.65    N.A.    44.88
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)           32.50   1,632    25.0        35.00   14.25   32.50    0.00    N.A.    85.71
PTRS  Potters Financial Corp of OH                26.00     487    12.7        28.25   15.50   27.03   -3.81    N.A.    30.00
PKPS  Poughkeepsie Fin. Corp. of NY                9.00  12,595   113.4         9.38    5.00    9.19   -2.07   16.13    71.43
PHSB  Ppls Home SB, MHC of PA (45.0)              17.25   2,760    21.4        17.25   13.62   17.25    0.00    N.A.     N.A.
PRBC  Prestige Bancorp of PA                      19.25     915    17.6        19.25   12.00   18.00    6.94    N.A.    42.59
PETE  Primary Bank of NH (8)*                     27.25   2,089    56.9        27.50   11.90   26.75    1.87    N.A.    78.81
PFNC  Progress Financial Corp. of PA              14.50   4,005    58.1        15.12    6.67   14.75   -1.69   31.70    81.70
PSBK  Progressive Bank, Inc. of NY*               35.00   3,821   133.7        38.00   20.83   35.00    0.00  161.78    53.85
PROV  Provident Fin. Holdings of CA               19.75   4,920    97.2        20.12   12.50   20.00   -1.25    N.A.    41.07
PULB  Pulaski SB, MHC of MO (29.8)                28.00   2,094    17.5        28.00   13.75   27.00    3.70    N.A.    93.10
                                                       Current Per Share Financials
                                                 ---------------------------------------
                                                                      Tangible
                                               Trailing 12 Mo.  Book    Book
                                                12 Mo.   Core  Value/   Value/   Assets/
                                                EPS(3)  EPS(3) EPS(3) Share(4)   Share
                                               ------- ------ ------  -------- -------
Financial Institution                            ($)     ($)     ($)     ($)     ($)
---------------------
NASDAQ Listed OTC Companies (continued)
------ --------------------------------
MBSP  Mitchell Bancorp of NC*                     0.51    0.60   15.39   15.39    35.49
MBBC  Monterey Bay Bancorp of CA                  0.29    0.55   14.43   13.30   127.33
MONT  Montgomery Fin. Corp. of IN                 0.26    0.42   11.22   11.22    62.63
MSBK  Mutual SB, FSB of Bay City MI               0.18    0.07    9.57    9.57   157.56
NHTB  NH Thrift Bancshares of NH                  0.54    0.80   11.78   10.03   153.95
NSLB  NS&L Bancorp of Neosho MO                   0.41    0.64   16.52   16.52    84.46
NMSB  Newmil Bancorp. of CT*                      0.68    0.65    8.27    8.27    84.26
NASB  North American SB of MO                     4.10    3.86   25.37   24.52   330.46
NBSI  North Bancshares of Chicago IL              0.58    0.81   16.96   16.96   119.95
FFFD  North Central Bancshares of IA              1.02    1.18   14.81   14.81    65.34
NBN   Northeast Bancorp of ME*                    1.10    1.06   14.04   12.30   205.33
NEIB  Northeast Indiana Bncrp of IN               0.98    1.15   15.19   15.19   100.01
NWEQ  Northwest Equity Corp. of WI                0.88    1.11   13.22   13.22   115.48
NWSB  Northwest SB, MHC of PA (30.7)              0.58    0.82    8.49    8.00    89.47
NSSY  Norwalk Savings Society of CT*              2.42    2.76   20.64   19.90   256.17
NSSB  Norwich Financial Corp. of CT*              1.42    1.35   14.70   13.27   131.66
NTMG  Nutmeg FS&LA of CT                          0.33    0.45    7.72    7.72   138.80
OHSL  OHSL Financial Corp. of OH                  1.12    1.57   21.21   21.21   192.34
OCFC  Ocean Fin. Corp. of NJ                      0.04    1.49   27.35   27.35   168.27
OCN   Ocwen Financial Corp. of FL                 2.65    1.60    9.10    8.69   103.99
OFCP  Ottawa Financial Corp. of MI                0.74    1.20   13.92   11.17   159.45
PFFB  PFF Bancorp of Pomona CA                    0.21    0.61   14.51   14.36   140.60
PSFI  PS Financial of Chicago IL                  0.70    0.71   14.66   14.66    37.88
PVFC  PVF Capital Corp. of OH                     1.43    1.83   10.28   10.28   145.96
PCCI  Pacific Crest Capital of CA*                1.11    1.04    8.95    8.95   126.32
PAMM  PacificAmerica Money Ctr of CA(8)*          1.82    1.82    6.63    6.63    29.57
PALM  Palfed, Inc. of Aiken SC(8)                 0.13    0.76   10.37   10.37   125.83
PBCI  Pamrapo Bancorp, Inc. of NJ                 1.16    1.60   16.62   16.49   130.49
PFED  Park Bancorp of Chicago IL                  0.62    0.86   16.27   16.27    72.22
PVSA  Parkvale Financial Corp of PA               1.72    2.54   18.54   18.40   244.45
PEEK  Peekskill Fin. Corp. of NY                  0.57    0.75   14.71   14.71    57.18
PFSB  PennFed Fin. Services of NJ                 1.43    2.09   20.17   16.87   274.11
PWBC  PennFirst Bancorp of PA                     0.63    0.91   12.44   11.63   153.97
PWBK  Pennwood SB of PA*                          0.57    0.92   15.04   15.04    86.17
PBKB  People's SB of Brockton MA*                 1.16    0.69    8.56    8.20   152.65
PFDC  Peoples Bancorp of Auburn IN                1.39    1.82   19.23   19.23   126.46
PBCT  Peoples Bank, MHC of CT (40.1)*             1.39    1.03   10.93   10.92   128.90
PFFC  Peoples Fin. Corp. of OH                    0.53    0.53   15.78   15.78    58.01
PHBK  Peoples Heritage Fin Grp of ME*             2.36    2.39   15.77   13.29   204.27
PSFC  Peoples Sidney Fin. Corp of OH              0.56    0.73   14.09   14.09    60.57
PERM  Permanent Bancorp of IN                     0.72    1.30   19.74   19.45   215.43
PMFI  Perpetual Midwest Fin. of IA                0.25    0.61   18.00   18.00   210.96
PERT  Perpetual of SC, MHC (46.8)(8)              1.00    1.41   20.13   20.13   170.24
PCBC  Perry Co. Fin. Corp. of MO                  0.90    1.04   18.80   18.80    97.95
PHFC  Pittsburgh Home Fin. of PA                  0.69    0.88   14.21   14.06   130.15
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)           1.39    1.93   14.76   14.76   232.05
PTRS  Potters Financial Corp of OH                1.16    2.06   21.97   21.97   248.85
PKPS  Poughkeepsie Fin. Corp. of NY               0.24    0.37    5.85    5.85    69.88
PHSB  Ppls Home SB, MHC of PA (45.0)              0.36    0.54    9.71    9.71    82.81
PRBC  Prestige Bancorp of PA                      0.47    0.83   16.51   16.51   148.33
PETE  Primary Bank of NH (8)*                     1.24    1.47   14.33   14.31   206.65
PFNC  Progress Financial Corp. of PA              0.52    0.62    5.50    4.86   104.53
PSBK  Progressive Bank, Inc. of NY*               2.30    2.26   19.67   17.56   230.00
PROV  Provident Fin. Holdings of CA               0.39    0.34   17.37   17.37   125.10
PULB  Pulaski SB, MHC of MO (29.8)                0.59    0.82   11.04   11.04    84.92

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit I (continued)
                     Weekly Thrift Market Line - Part One
                         Prices As Of October 3, 1997


                                                                                             Price Change Data
                                             Market Capitalization           -------------------------------------------------------
                                       ----------------------------------     52 Week (1)                      % Change From
                                                    Shares      Market       --------------           ------------------------------
                                         Price/       Out-     Capitali-                       Last      Last     Dec. 31,  Dec. 31,
                                        Share(1)   standing    ization(9)    High      Low     Week      Week     1994(2)   1995(2)
                                        --------   --------    ----------    -----    -----    -----    ------    --------  --------
                                          ($)       (000)        ($Mil)       ($)      ($)      ($)       (%)        (%)      (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
PLSK  Pulaski SB, MHC of NJ (46.0)       18.00       2,070        17.1       18.25    11.50    17.50      2.86       N.A.      N.A.
PULS  Pulse Bancorp of S. River NJ       28.75       3,071        88.3       28.75    15.50    24.00     19.79     132.42    82.54
QCFB  QCF Bancorp of Virginia MN         25.00       1,426        35.7       26.25    15.00    25.00      0.00       N.A.    36.99
QCBC  Quaker City Bancorp of CA          22.75       4,703       107.0       23.25    12.40    22.00      3.41     203.33    49.67
QCSB  Queens County Bancorp of NY*       37.06      10,181       377.3       37.06    16.45    34.47      7.51       N.A.    76.06
RCSB  RCSB Financial, Inc. of NY(8)*     56.87      14,591       829.8       56.87    26.87    52.75      7.81     361.98    96.10
RARB  Raritan Bancorp. of Raritan NJ*    28.00       2,412        67.5       28.00    14.17    22.25     25.84     334.78    80.65
REDF  RedFed Bancorp of Redlands CA      17.62       7,174       126.4       18.00    11.50    17.75     -0.73       N.A.    30.52
RELY  Reliance Bancorp, Inc. of NY       33.00       8,776       289.6       33.44    17.50    32.00      3.13       N.A.    69.23
RELI  Reliance Bancshares Inc of WI(8)*   8.56       2,528        21.6       10.12     6.50     8.37      2.27       N.A.    26.81
FRBK  Republic First Bancorp of CA*      27.62       9,693       267.7       27.62    14.87    27.62      0.00     513.78    64.90
RIVR  River Valley Bancorp of IN         17.00       1,190        20.2       17.25    13.25    17.00      0.00       N.A.    23.64
RVSB  Riverview Bancorp of WA            13.50       6,128        82.7       13.50    10.00    11.64     15.98       N.A.   114.29
RSLN  Roslyn Bancorp, Inc. of NY*        23.25      43,642     1,014.7       24.31    15.00    22.31      4.21       N.A.     N.A.
SCCB  S. Carolina Comm. Bnshrs of SC     23.62         700        16.5       25.25    15.00    22.50      4.98       N.A.    57.47
SBFL  SB Fngr Lakes MHC of NY (33.1)     25.00       1,785        14.8       25.50    12.75    24.00      4.17       N.A.    81.82
SFED  SFS Bancorp of Schenectady NY      22.50       1,236        27.8       23.00    14.25    22.25      1.12       N.A.    52.54
SGVB  SGV Bancorp of W. Covina CA        18.50       2,342        43.3       18.50     9.38    17.62      4.99       N.A.    64.44
SHSB  SHS Bancorp, Inc. of PA            15.00         820        12.3       15.00    10.00    10.00     50.00       N.A.     N.A.
SISB  SIS Bancorp Inc of MA*             34.87       5,577       194.5       34.87    22.12    34.25      1.81       N.A.    52.47
SWCB  Sandwich Co-Op. Bank of MA*        38.00       1,915        72.8       39.00    21.75    38.00      0.00     340.84    27.73
SECP  Security Capital Corp. of WI(8)   110.12       9,208     1,014.0      112.25    64.75   110.12      0.00       N.A.    49.32
SFSL  Security First Corp. of OH         19.00       7,574       143.9       19.25     9.67    18.75      1.33      82.69    57.28
SFNB  Security First Netwrk Bk of GA(8)  11.00       8,620        94.8       25.25     5.50    11.31     -2.74       N.A.     7.32
SMFC  Sho-Me Fin. Corp. of MO(8)         43.25       1,499        64.8       43.25    18.87    41.25      4.85       N.A.    98.85
SOBI  Sobieski Bancorp of S. Bend IN     18.87         775        14.6       18.87    12.75    17.75      6.31       N.A.    30.14
SOSA  Somerset Savings Bank of MA(8)*     5.00      16,652        83.3        5.25     1.94     4.22     18.48      -2.34   153.81
SSFC  South Street Fin. Corp. of NC*     19.50       4,496        87.7       19.50    12.12    19.00      2.63       N.A.    39.29
SCBS  Southern Commun. Bncshrs of AL     16.75       1,137        19.0       16.75    13.00    16.75      0.00       N.A.    26.42
SMBC  Southern Missouri Bncrp of MO      17.62       1,633        28.8       18.00    14.00    17.62      0.00       N.A.    17.47
SWBI  Southwest Bancshares of IL         20.75       2,652        55.0       21.75    17.92    20.50      1.22     107.50    13.70
SVRN  Sovereign Bancorp of PA            18.56      70,010     1,299.4       18.56     9.27    16.06     15.57     315.21    69.65
STFR  St. Francis Cap. Corp. of WI       38.75       5,308       205.7       39.12    25.00    37.12      4.39       N.A.    49.04
SPBC  St. Paul Bancorp, Inc. of IL       25.87      33,988       879.3       26.37    13.73    25.00      3.48     132.43    65.09
SFFC  StateFed Financial Corp. of IA     25.75         784        20.2       26.75    16.25    26.75     -3.74       N.A.    56.06
SFIN  Statewide Fin. Corp. of NJ         21.88       4,710       103.1       22.12    12.62    21.37      2.39       N.A.    52.26
STSA  Sterling Financial Corp. of WA     19.75       5,567       109.9       20.37    13.00    19.12      3.29     117.27    39.87
SFSB  SuburbFed Fin. Corp. of IL         32.00       1,262        40.4       32.37    17.75    31.75      0.79     379.76    68.42
ROSE  T R Financial Corp. of NY*         33.00      17,519       578.1       33.00    14.37    29.94     10.22       N.A.    85.92
THRD  TF Financial Corp. of PA           25.37       4,083       103.6       25.44    14.75    25.44     -0.28       N.A.    56.12
TPNZ  Tappan Zee Fin., Inc. of NY        18.37       1,497        27.5       18.62    13.00    18.50     -0.70       N.A.    34.88
ESBK  The Elmira SB FSB of Elmira NY*    29.62         706        20.9       29.75    14.75    29.37      0.85     106.12    62.30
GRTR  The Greater New York SB of NY(8)*  23.37      13,717       320.6       23.50    12.00    23.37      0.00     151.02    71.59
TSBS  Trenton SB, FSB MHC of NJ(35.9)(8) 34.50       9,037       112.0       34.50    14.00    30.00     15.00       N.A.   115.63
TRIC  Tri-County Bancorp of WY           25.94         609        15.8       25.94    18.00    23.12     12.20       N.A.    44.11
TWIN  Twin City Bancorp of TN            13.50       1,280        17.3       13.87    11.25    13.37      0.97       N.A.    17.39
UFRM  United FS&LA of Rocky Mount NC     12.25       3,074        37.7       12.50     7.50    12.25      0.00     276.92    44.12
UBMT  United Fin. Corp. of MT            23.75       1,223        29.0       24.25    18.50    23.75      0.00     126.19    23.38
VABF  Va. Beach Fed. Fin. Corp of VA     17.12       4,976        85.2       17.12     8.62    16.75      2.21     265.03    81.36
VFFC  Virginia First Savings of VA(8)    24.06       5,810       139.8       24.50    12.37    24.25     -0.78     ***.**    88.71
WHGB  WHG Bancshares of MD               16.25       1,462        23.8       16.50    12.62    15.63      3.97       N.A.    23.86
WSFS  WSFS Financial Corp. of DE*        18.37      12,421       228.2       18.75     8.62    18.62     -1.34     153.38    80.27
WVFC  WVS Financial Corp. of PA*         29.37       1,747        51.3       29.50    21.50    28.50      3.05       N.A.    19.29
WRNB  Warren Bancorp of Peabody MA*      20.12       3,781        76.1       20.75    12.75    19.62      2.55     497.03    34.13
WFSL  Washington FS&LA of Seattle WA     29.94      47,462     1,421.0       30.62    21.02    29.50      1.49     105.21    24.28

                                                          Current Per Share Financials
                                            ----------------------------------------------------------
                                                                                 Tangible
                                            Trailing      12 Mo.       Book        Book
                                             12 Mo.        Core       Value/      Value/       Assets/
                                             EPS(3)       EPS(3)      Share      Share(4)      Share
                                            --------      ------      ------     --------      -------
                                               ($)          ($)         ($)         ($)          ($)
PLSK  Pulaski SB, MHC of NJ (46.0)              0.21       0.51        10.20      10.20          85.68
PULS  Pulse Bancorp of S. River NJ              1.20       1.80        13.63      13.63         169.39
QCFB  QCF Bancorp of Virginia MN                1.41       1.41        19.23      19.23         109.91
QCBC  Quaker City Bancorp of CA                 0.60       0.98        14.94      14.93         170.40
QCSB  Queens County Bancorp of NY*              2.15       2.18        17.08      17.08         144.08
RCSB  RCSB Financial, Inc. of NY(8)*            2.64       2.61        21.69      21.14         276.36
RARB  Raritan Bancorp. of Raritan NJ*           1.46       1.55        12.48      12.27         157.31
REDF  RedFed Bancorp of Redlands CA             0.31       0.80        10.75      10.71         127.16
RELY  Reliance Bancorp, Inc. of NY              1.25       1.85        18.54      13.36         225.25
RELI  Reliance Bancshares Inc of WI(8)*         0.16       0.17         9.08       9.08          18.60
FRBK  Republic First Bancorp of CA*             1.56       1.33        16.56      16.55         230.89
RIVR  River Valley Bancorp of IN                0.46       0.62        14.63      14.41         118.02
RVSB  Riverview Bancorp of WA                   0.56       0.56         9.18       9.18          42.44
RSLN  Roslyn Bancorp, Inc. of NY*               0.59       0.93        14.58      14.51          72.39
SCCB  S. Carolina Comm. Bnshrs of SC            0.60       0.79        17.09      17.09          66.57
SBFL  SB Fngr Lakes MHC of NY (33.1)            0.15       0.50        11.63      11.63         121.93
SFED  SFS Bancorp of Schenectady NY             0.60       1.07        17.44      17.44         139.85
SGVB  SGV Bancorp of W. Covina CA               0.31       0.75        12.77      12.56         174.78
SHSB  SHS Bancorp, Inc. of PA                   0.41       0.41        13.83      13.83         109.44
SISB  SIS Bancorp Inc of MA*                    3.31       3.29        18.52      18.52         257.23
SWCB  Sandwich Co-Op. Bank of MA*               2.34       2.39        20.83      19.94         262.09
SECP  Security Capital Corp. of WI(8)           4.88       5.82        64.62      64.62         398.94
SFSL  Security First Corp. of OH                0.88       1.10         8.13       7.99          86.25
SFNB  Security First Netwrk Bk of GA(8)        -3.30      -3.38         3.02       2.97           9.12
SMFC  Sho-Me Fin. Corp. of MO(8)                2.08       2.35        19.81      19.81         219.35
SOBI  Sobieski Bancorp of S. Bend IN            0.32       0.61        15.95      15.95         105.49
SOSA  Somerset Savings Bank of MA(8)*           0.25       0.24         1.96       1.96          30.90
SSFC  South Street Fin. Corp. of NC*            0.45       0.57        13.58      13.58          53.77
SCBS  Southern Commun. Bncshrs of AL            0.19       0.47        13.54      13.54          61.66
SMBC  Southern Missouri Bncrp of MO             0.65       0.63        16.17      16.17          98.22
SWBI  Southwest Bancshares of IL                1.05       1.44        15.69      15.69         142.66
SVRN  Sovereign Bancorp of PA                   0.62       0.96         6.25       4.71         155.67
STFR  St. Francis Cap. Corp. of WI              1.77       1.95        24.43      21.59         310.01
SPBC  St. Paul Bancorp, Inc. of IL              0.93       1.34        11.67      11.64         135.68
SFFC  StateFed Financial Corp. of IA            1.17       1.42        19.43      19.43         109.28
SFIN  Statewide Fin. Corp. of NJ                0.76       1.29        13.90      13.88         142.93
STSA  Sterling Financial Corp. of WA            0.28       0.90        12.41      10.82         302.93
SFSB  SuburbFed Fin. Corp. of IL                1.23       1.79        21.92      21.84         338.12
ROSE  T R Financial Corp. of NY*                1.84       1.66        12.58      12.58         202.74
THRD  TF Financial Corp. of PA                  0.84       1.13        17.44      15.30         156.93
TPNZ  Tappan Zee Fin., Inc. of NY               0.53       0.49        14.35      14.35          80.07
ESBK  The Elmira SB FSB of Elmira NY*           1.13       1.10        20.32      19.48         322.70
GRTR  The Greater New York SB of NY(8)*         1.38       0.74        11.75      11.75         187.40
TSBS  Trenton SB, FSB MHC of NJ(35.9)(8)        0.86       0.73        11.79      10.81          69.82
TRIC  Tri-County Bancorp of WY                  1.10       1.40        22.50      22.50         146.89
TWIN  Twin City Bancorp of TN                   0.44       0.62        10.78      10.78          83.86
UFRM  United FS&LA of Rocky Mount NC            0.19       0.33         6.70       6.70          89.63
UBMT  United Fin. Corp. of MT                   0.94       1.16        19.95      19.95          88.08
VABF  Va. Beach Fed. Fin. Corp of VA            0.26       0.58         8.50       8.50         124.16
VFFC  Virginia First Savings of VA(8)           1.81       1.66        11.34      10.95         140.67
WHGB  WHG Bancshares of MD                      0.34       0.34        14.16      14.16          68.56
WSFS  WSFS Financial Corp. of DE*               1.47       1.48         6.32       6.27         121.45
WVFC  WVS Financial Corp. of PA*                1.69       2.11        18.83      18.83         168.69
WRNB  Warren Bancorp of Peabody MA*             2.01       1.71         9.82       9.82          94.69
WFSL  Washington FS&LA of Seattle WA            1.94       2.14        14.66      13.39         121.37


RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                        Exhibit 1 (continued)
                                               Weekly Thrift Market Line - Part One
                                                   Prices As Of October 3, 1997


                                                   Market Capitalization                        Price Change Data
                                                  ------------------------      --------------------------------------------------
                                                                                  52 Week (1)               % Change From
                                                           Shares  Market      ---------------     ------------------------------
                                                  Price/   Outst- Capital-                          Last    Last   Dec 31, Dec 31,
Financial Institution                             Share(1) anding ization(9)    High     Low        Week    Week   1994(2) 1995(2)
---------------------                             -------  ------  -------     -------  ------     ------- ------- ------- -------
                                                    ($)     (000)  ($Mil)        ($)      ($)        ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
WAMU  Washington Mutual Inc. of WA(8)*              67.87 126,357 8,575.8        70.25    37.87      68.37   -0.73  265.68   56.71
WYNE  Wayne Bancorp of NJ                           24.00   2,120    50.9        24.87    13.69      24.44   -1.80    N.A.   57.38
WAYN  Wayne S&L Co. MHC of OH (47.8)                24.25   2,251    26.1        24.75    12.83      23.25    4.30    N.A.   48.50
WCFB  Wbstr Cty FSB MHC of IA (45.2)                19.25   2,100    18.3        19.25    12.75      18.50    4.05    N.A.   40.00
WBST  Webster Financial Corp. of CT                 59.81  11,985   716.8        59.81    33.62      56.00    6.80  533.58   62.75
WEFC  Wells Fin. Corp. of Wells MN                  17.50   1,959    34.3        17.50    12.50      16.25    7.69    N.A.   33.38
WCBI  WestCo Bancorp of IL                          26.25   2,476    65.0        27.00    20.00      26.62   -1.39  162.50   22.09
WSTR  WesterFed Fin. Corp. of MT                    25.75   5,565   143.3        26.37    16.00      26.00   -0.96    N.A.   41.10
WOFC  Western Ohio Fin. Corp. of OH                 28.00   2,339    65.5        28.00    19.62      27.00    3.70    N.A.   28.74
WWFC  Westwood Fin. Corp. of NJ(8)                  27.50     645    17.7        27.62    13.00      27.12    1.40    N.A.   66.67
WEHO  Westwood Hmstd Fin Corp of OH                 17.50   2,795    48.9        18.00    10.37      16.75    4.48    N.A.   44.39
WFI   Winton Financial Corp. of OH                  18.12   1,986    36.0        18.12    11.25      17.50    3.54    N.A.   57.57
FFWD  Wood Bancorp of OH                            18.00   2,119    38.1        18.00    10.25      17.00    5.88    N.A.   58.87
YFCB  Yonkers Fin. Corp. of NY                      20.00   3,036    60.7        20.25    12.12      19.75    1.27    N.A.   55.40
YFED  York Financial Corp. of PA                    25.75   7,008   180.5        26.75    16.00      25.69    0.23  172.49   58.46

                                                                        Current Per Share Financials
                                                          --------------------------------------------------------
                                                                                             Tangible
                                                          Trailing       12 Mo.      Book      Book
                                                           12 Mo.         Core      Value/    Value/       Assets/
Financial Institution                                      EPS(3)        EPS(3)     Share    Share(4)       Share
---------------------                                     --------       ------     ------   --------      -------
                                                             ($)          ($)        ($)       ($)           ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
WAMU  Washington Mutual Inc. of WA(8)*                      1.14          2.42      19.30     18.32        385.92
WYNE  Wayne Bancorp of NJ                                   0.50          0.50      16.44     16.44        123.13
WAYN  Wayne S&L Co. MHC of OH (47.8)                        0.35          0.74      10.44     10.44        112.94
WCFB  Wbstr Cty FSB MHC of IA (45.2)                        0.48          0.64      10.53     10.53         45.09
WBST  Webster Financial Corp. of CT                         1.60          2.86      24.91     21.28        495.93
WEFC  Wells Fin. Corp. of Wells MN                          0.73          1.08      14.64     14.64        103.13
WCBI  WestCo Bancorp of IL                                  1.41          1.78      19.18     19.18        125.85
WSTR  WesterFed Fin. Corp. of MT                            0.81          1.02      18.73     14.99        171.72
WOFC  Western Ohio Fin. Corp. of OH                         0.52          0.72      23.38     21.79        169.51
WWFC  Westwood Fin. Corp. of NJ(8)                          0.78          1.34      15.76     14.04        172.70
WEHO  Westwood Hmstd Fin Corp of OH                         0.30          0.45      14.17     14.17         48.18
WFI   Winton Financial Corp. of OH                          1.60          1.34      11.36     11.12        159.81
FFWD  Wood Bancorp of OH                                    0.79          0.94       9.52      9.52         77.36
YFCB  Yonkers Fin. Corp. of NY                              0.76          1.02      14.14     14.14         94.89
YFED  York Financial Corp. of PA                            1.01          1.29      14.28     14.28        165.87

RP FINANCIAL, LC.
_________________________________________
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                                            Exhibit 1
                                                               Weekly Thrift Market Line - Part Two
                                                                   Prices As Of October 3, 1997


                                                  Key Financial Ratios                        Asset Quality Ratios
                                  ----------------------------------------------------       ----------------------
                                             Tang.   Reported Earnings        Core Earnings
                                   Equity/ Equity/  -------------------       -------------  NPAs   Resvs/  Resvs/
Financial Institution              Assets   ASSETS   ROA(5) ROE(5) ROI(5)     ROA(5) ROE(5)  Assets  NPAs   Loan
---------------------             ------- --------- ------- ------ ------     ------ ------- ------ ------- -------
                                     (%)     (%)      (%)    (%)      (%)       (%)     (%)     (%)     (%)     (%)
Market Averages. SAIF-Insured
Thrifts(no MHCs)
_____________________________

SAIF-Insured Thrifts(302)           12.94    12.70    0.64    5.51    3.30    0.85    7.48    0.80  132.17    0.82
NYSE Traded Companies(9)             5.88     5.64    0.61   10.41    4.14    0.80   14.37    1.25   74.44    1.28
AMEX Traded Companies(17)           16.09    15.99    0.55    2.87    2.19    0.87    5.21    0.65  149.41    0.69
NASDAQ Listed OTC Companies(276)    12.99    12.74    0.65    5.50    3.34    0.85    7.38    0.79  133.39    0.81
California Companies(21)             7.44     7.18    0.30    4.48    2.25    0.43    6.99    1.88   70.98    1.33
Florida Companies(5)                 7.63     7.18    0.92   11.46    3.56    0.74    9.13    1.52   73.71    0.80
Mid-Atlantic Companies(60)          11.07    10.73    0.62    6.30    3.57    0.85    8.73    0.90   93.57    0.92
Mid-West Companies(145)             14.06    13.88    0.69    5.37    3.50    0.90    7.10    0.62  160.78    0.71
New England Companies(9)             7.87     7.46    0.36    4.81    2.74    0.63    8.58    0.63  116.41    1.00
North-West Companies(7)             15.91    15.62    0.83    6.61    3.30    1.04    8.85    0.70  128.29    0.61
South-East Companies(42)            16.10    15.90    0.70    4.83    2.79    0.94    6.61    0.83  128.84    0.83
South-West Companies(7)             10.60    10.34    0.38    2.97    2.57    0.66    6.48    0.64  102.37    0.70
Western Companies (Excl CA)(6)      16.22    15.79    0.98    6.62    4.10    1.15    7.68    0.29  169.72    0.72
Thrift Strategy(239)                14.17    13.95    0.66    5.03    3.28    0.89    6.96    0.71  135.40    0.74
Mortgage Banker Strategy(37)         7.36     6.90    0.48    7.03    3.30    0.64    9.49    0.99  111.38    1.02
Real Estate Strategy(10)             7.34     7.14    0.55    6.98    3.70    0.76   10.25    1.42   97.09    1.35
Diversified Strategy(12)             7.66     7.42    1.06   13.44    4.44    1.08   14.25    1.31  120.54    1.12
Retail Banking Strategy(4)           8.35     8.13    0.11    2.31    0.81    0.04    1.83    1.42  211.39    1.87
Companies Issuing Dividends(255)    13.28    13.02    0.69    5.91    3.58    0.91    7.87    0.69  136.59    0.77
Companies Without Dividends(47)     11.02    10.86    0.37    3.21    1.69    0.51    5.18    1.43  105.79    1.09
Equity/Assets 6%(23)                 4.96     4.66    0.37    7.44    3.17    0.56   11.41    1.43   85.36    1.04
Equity/Assets 6-12%(142)             8.62     8.28    0.57    6.66    3.52    0.75    8.85    0.91  125.67    0.93
Equity/Assets 12%(137)              18.46    18.32    0.76    4.08    3.10    1.00    5.49    0.56  147.42    0.67
Converted Last 3 Mths (no MHC)(4)   20.11    20.11    0.50    1.98    1.66    0.57    2.49    1.03   46.72    0.87
Actively Traded Companies(41)        8.66     8.42    0.72    8.69    4.18    0.95   11.96    1.12  113.99    0.96
Market Value Below $20 Million(54)  15.04    15.01    0.53    3.30    2.73    0.78    5.41    0.79  113.92    0.68
Holding Company Structure(267)      13.43    13.20    0.64    5.27    3.24    0.85    7.23    0.79  127.37    0.80
Assets Over $1 Billion(61)           7.82     7.30    0.62    8.12    3.60    0.81   10.96    0.96  100.64    0.98
Assets $500 Million-$1 Billion(49)  10.28     9.99    0.63    6.46    3.43    0.79    8.02    0.95  170.38    1.06
Assets $250-$500 Million(65)        11.21    10.88    0.59    5.36    3.37    0.82    7.52    0.75  129.37    0.74
Assets less than $250 Million(127)  17.12    17.06    0.68    4.05    3.07    0.91    5.68    0.68  134.41    0.69
Goodwill Companies(124)              9.08     8.48    0.62    7.04    3.68    0.79    9.13    0.85  116.30    0.88
Non-Goodwill Companies(177)         15.56    15.56    0.66    4.47    3.04    0.89    6.37    0.75  143.81    0.77
Acquirors of FSLIC Cases(10)         7.19     6.79    0.57    7.79    3.77    0.82   11.71    1.53   51.85    0.89


                                                     Exhibit IV-1
                                          Weekly Thrift Market Line - Part Two
                                              Prices As Of October 3, 1997

                                                 Pricing Ratios                   Dividend Data (6)
                                     -------------------------------------   -------------------------
                                                             Price/ Price/               Divi-
                                     Price/   Price/ Price/  Tang.  Core        Div./    dend   Payout
Financial Institution                Earning  Book   Assets  Book   Earnings    Share   Yield   Ratio(7)
----------------------              -------- ------- ------- ------ --------   -------- ------  --------
                                      (X)      (%)    (%)     (%)     (x)        ($)      (%)     (%)
Market Averages. SAIF-Insured
Thrifts(no MHCs)
_____________________________

SAIF-Insured Thrifts(302)             22.44  150.18   18.27  154.15   19.69    0.36     1.59    34.82
NYSE Traded Companies(9)              21.90  209.26   13.08  207.91   16.65    0.32     0.84    18.69
AMEX Traded Companies(17)             24.75  128.28   20.19  129.50   19.37    0.40     1.99    45.49
NASDAQ Listed OTC Companies(276)      22.30  149.70   18.33  154.22   19.82    0.36     1.59    35.03
California Companies(21)              24.26  166.44   11.69  166.35   18.46    0.15     0.47    12.75
Florida Companies(5)                  20.46  179.33   18.34  202.92   24.17    0.24     0.78    14.64
Mid-Atlantic Companies(60)            22.60  155.10   16.43  159.81   19.00    0.38     1.49    36.65
Mid-West Companies(145)               21.90  142.90   18.90  145.22   19.52    0.36     1.70    35.14
New England Companies(9)              24.33  165.70   12.79  179.98   20.11    0.46     1.42    34.62
North-West Companies(7)               18.79  173.04   24.45  181.15   20.37    0.36     1.26    27.43
South-East Companies(42)              23.80  155.66   23.15  160.63   21.71    0.44     1.99    44.15
South-West Companies(7)               22.14  124.44   12.80  131.83   17.43    0.33     1.54    46.30
Western Companies (Excl CA)(6)        23.89  148.67   22.08  155.90   21.43    0.56     2.59    56.60
Thrift Strategy(239)                  22.56  142.09   19.23  146.52   19.78    0.38     1.71    37.69
Mortgage Banker Strategy(37)          23.20  184.90   13.01  192.53   19.63    0.31     1.05    25.20
Real Estate Strategy(10)              16.52  178.46   12.88  181.69   17.67    0.13     0.67    12.64
Diversified Strategy(12)              21.88  231.76   20.42  226.57   18.77    0.46     1.35    30.22
Retail Banking Strategy(4)            20.68  137.46   10.93  141.79   22.14    0.20     1.19    18.18
Companies Issuing Dividends(255)      22.50  151.50   18.71  155.51   19.63    0.43     1.87    41.05
Companies Without Dividends(47)       21.67  142.23   15.71  146.08   20.22    0.00     0.00     0.00
Equity/Assets 6%(23)                  22.60  195.53   10.47  199.17   18.65    0.22     0.76    15.26
Equity/Assets 6-12%(142)              21.70  164.35   14.20  171.66   18.15    0.38     1.44    33.03
Equity/Assets 12%(137)                23.39  129.82   23.50  131.46   21.62    0.37     1.87    41.26
Converted Last 3 Mths (no MHC)(4)      0.00  124.12   25.32  124.12    0.00    0.04     0.33     0.00
Actively Traded Companies(41)         22.38  191.19   15.67  189.26   17.66    0.49     1.59    31.37
Market Value Below $20 Million(54)    22.64  116.58   17.38  117.07   20.67    0.33     1.87    40.50
Holding Company Structure(267)        22.87  147.64   18.68  150.75   19.82    0.37     1.63    36.14
Assets Over $1 Billion(61)            22.56  192.02   15.21  202.33   18.85    0.43     1.19    28.99
Assets $500 Million-$1 Billion(49)    21.59  167.11   16.98  172.80   19.81    0.35     1.44    36.72
Assets $250-$500 Million(65)          22.43  149.90   16.55  156.16   18.44    0.37     1.59    32.58
Assets less than $250 Million(127)    22.71  126.23   20.99  126.91   20.72    0.34     1.82    38.87
Goodwill Companies(124)               22.04  169.73   14.95  180.17   18.76    0.39     1.43    32.68
Non-Goodwill Companies(177)           22.79  136.80   20.50  136.80   20.41    0.34     1.70    36.54
Acquirors of FSLIC Cases(10)          22.98  192.01   13.32  192.59   18.23    0.38     1.27    23.87

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.


RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                       Exhibit 1 (continued)
                                               Weekly Thrift Market Line - Part Two
                                                   Prices As Of October 3, 1997


                                                                              Key Financial Ratios
                                                      ---------------------------------------------------------------------
                                                                  Tang.              Reported Earnings       Core Earnings
                                                      Equity/    Equity/          ----------------------    ---------------
Financial Institution                                 Assets      Assets          ROA(5)  ROE(5)   ROI(5)    ROA(5)  ROE(5)
----------------------                                -------    -------          ------  ------   ------    ------  ------
                                                        (%)        (%)             (%)     (%)      (%)       (%)     (%)
Market Averages, BIF-Insured Thrifts(no MHCs)
---------------------------------------------
BIF-Insured Thrifts(66)                                 11.70      11.33            1.12   11.06     6.05      1.12   10.90
NYSE Traded Companies(2)                                 7.79       5.41            0.81   10.28     4.83      0.87   11.56
AMEX Traded Companies(6)                                11.89      11.10            0.74    7.96     4.23      0.74    8.04
NASDAQ Listed OTC Companies(58)                         11.84      11.60            1.17   11.48     6.32      1.18   11.23
California Companies(4)                                  8.41       8.40            1.07   12.37     6.41      1.01   11.55
Mid-Atlantic Companies(17)                              11.42      10.75            0.83    8.45     4.22      0.91    9.04
Mid-West Companies(2)                                   25.06      23.63            0.43    1.59     1.70      0.66    2.42
New England Companies(34)                                8.98       8.69            1.27   13.80     7.62      1.23   13.21
North-West Companies(4)                                 12.39      12.00            1.21   10.53     5.20      1.18   10.22
South-East Companies(5)                                 27.80      27.80            1.14    4.44     3.30      1.23    4.76
Thrift Strategy(44)                                     12.92      12.50            1.12    9.98     5.91      1.13    9.77
Mortgage Banker Strategy(9)                              8.83       8.62            0.86   11.23     5.34      0.95   11.87
Real Estate Strategy(6)                                  8.88       8.87            1.37   15.11     7.38      1.29   14.24
Diversified Strategy(7)                                  6.77       6.23            1.23   17.80     7.45      1.21   17.45
Companies Issuing Dividends(54)                         11.91      11.50            1.04   10.54     5.36      1.04   10.40
Companies Without Dividends(12)                         10.46      10.27            1.60   14.68    10.25      1.59   14.42
Equity/Assets (less than) 6%(5)                          5.45       5.32            0.97   17.27     6.30      0.87   15.46
Equity/Assets 6-12%(45)                                  8.62       8.15            1.20   12.95     7.13      1.18   12.73
Equity/Assets (greater than) 12%(16)                    22.09      21.90            0.92    4.15     2.98      1.03    4.63
Actively Traded Companies(20)                            8.85       8.44            1.18   13.70     6.78      1.13   13.05
Market Value Below $20 Million(6)                       20.96      20.64            1.55    4.88     9.28      1.69    5.70
Holding Company Structure(43)                           13.20      12.84            1.17   10.25     5.94      1.19   10.19
Assets Over $1 Billion(17)                               9.09       8.43            1.06   12.66     5.81      1.09   12.80
Assets $500 Million-$1 Billion(16)                       9.48       8.95            1.16   12.71     6.40      1.12   12.15
Assets $250-$500 Million(15)                            10.85      10.70            0.98   10.53     5.43      0.97   10.34
Assets less than $250 Million(18)                       17.55      17.40            1.26    8.00     6.52      1.30    8.00
Goodwill Companies(31)                                   9.26       8.47            0.93   11.23     5.64      0.94   11.10
Non-Goodwill Companies(35)                              13.90      13.90            1.28   10.90     6.42      1.28   10.71


                                                 Asset Quality Ratios                     Pricing Ratios
                                                ---------------------        ----------------------------------------
                                                                                                        Price/  Price/
                                                 NPAs   Resvs/  Resvs/        Price/  Price/   Price/    Tang.   Core
Financial Institution                           Assets   NPAs    Loans       Earning   Book    Assets    Book  Earnings
---------------------                           ------  ------  ------       -------  ------   ------   ------ --------
                                                  (%)     (%)     (%)          (X)      (%)     (%)      (%)     (x)
Market Averages, BIF-Insured Thrifts(no MHCs)
---------------------------------------------

BIF-Insured Thrifts(66)                           0.83  150.85     1.44        16.47  178.13    18.89   182.86    17.39
NYSE Traded Companies(2)                          2.23   29.91     1.08        20.70  214.21    16.67   225.26    18.77
AMEX Traded Companies(6)                          0.99  209.73     1.25        16.28  161.56    18.18   188.80    15.67
NASDAQ Listed OTC Companies(58)                   0.75  148.37     1.47        16.28  178.69    19.06   181.23    17.44
California Companies(4)                           1.32   77.71     1.37        15.74  176.45    14.81   176.73    17.10
Mid-Atlantic Companies(17)                        0.85  130.71     1.37        19.24  178.66    18.48   189.10    19.14
Mid-West Companies(2)                             0.56   57.14     0.57         0.00   96.87    24.28   102.74     0.00
New England Companies(34)                         0.86  163.15     1.66        14.68  187.74    16.39   191.26    15.47
North-West Companies(4)                           0.16  215.39     1.03        20.39  193.58    22.40   198.66    21.19
South-East Companies(5)                           0.62  192.09     0.75        22.29  126.89    34.29   126.89    24.80
Thrift Strategy(44)                               0.82  157.87     1.38        16.84  169.46    19.83   175.86    17.86
Mortgage Banker Strategy(9)                       0.71  135.17     1.41        17.61  194.73    16.47   201.15    18.27
Real Estate Strategy(6)                           1.08  103.33     1.46        14.07  189.47    16.80   189.66    14.56
Diversified Strategy(7)                           0.91  153.42     2.06        13.94  228.74    15.26   226.76    14.44
Companies Issuing Dividends(54)                   0.76  156.49     1.37        17.29  178.85    19.35   184.22    18.21
Companies Without Dividends(12)                   1.21  119.09     1.84        11.64  173.74    16.02   174.87    12.24
Equity/Assets (less than) 6%(5)                   1.41   68.96     1.56        16.42  254.47    13.87   260.19    19.26
Equity/Assets 6-12%(45)                           0.88  134.89     1.54        15.57  187.00    16.04   193.30    15.84
Equity/Assets (greater than)12%(16)               0.51  220.24     1.12        22.14  131.60    28.24   133.16    23.08
Actively Traded Companies(20)                     0.79  144.52     1.51        15.48  188.77    16.38   192.52    16.47
Market Value Below $20 Million(6)                 1.31   63.72     1.25         8.78  122.19    24.07   123.87    16.64
Holding Company Structure(43)                     0.73  156.05     1.49        16.80  173.61    20.58   179.28    17.74
Assets Over $1 Billion(17)                        0.94  129.90     1.51        17.47  206.61    18.03   208.16    18.14
Assets $500 Million-$1 Billion(16)                0.84  142.79     1.54        15.68  183.40    16.91   199.32    16.75
Assets $250-$500 Million(15)                      0.69  159.86     1.59        16.34  172.12    17.49   175.00    16.35
Assets less than $250 Million(18)                 0.85  172.45     1.10        16.41  150.02    23.26   151.40    18.37
Goodwill Companies(31)                            0.98  125.99     1.49        17.21  182.95    16.11   193.74    18.15
Non-Goodwill Companies(35)                        0.69  174.79     1.38        15.72  173.79    21.38   173.79    16.66


                                                              Dividend Data(6)
                                                              ---------------------
                                                              Ind.    Divi-
                                                              Div./   dend      Payout
Financial Institution                                         Share   Yield     Ratio(7)
---------------------                                         -----   -----     -----
                                                               ($)     (%)        (%)
Market Averages, BIF-Insured Thrifts(no MHCs)
---------------------------------------------
BIF-Insured Thrifts(66)                                        0.46    1.61      27.30
NYSE Traded Companies(2)                                       0.58    1.13      23.39
AMEX Traded Companies(6)                                       0.61    2.21      34.16
NASDAQ Listed OTC Companies(58)                                0.44    1.56      27.02
California Companies(4)                                        0.00    0.00       0.00
Mid-Atlantic Companies(17)                                     0.46    1.55      33.27
Mid-West Companies(2)                                          0.00    0.00       0.00
New England Companies(34)                                      0.51    1.81      27.34
North-West Companies(4)                                        0.31    1.48      28.47
South-East Companies(5)                                        0.68    1.95      40.74
Thrift Strategy(44)                                            0.51    1.74      31.05
Mortgage Banker Strategy(9)                                    0.37    1.36      18.95
Real Estate Strategy(6)                                        0.20    0.92      11.07
Diversified Strategy(7)                                        0.45    1.46      21.37
Companies Issuing Dividends(54)                                0.54    1.88      32.38
Companies Without Dividends(12)                                0.00    0.00       0.00
Equity/Assets (less than) 6%(5)                                0.18    0.97      16.86
Equity/Assets 6-12%(45)                                        0.51    1.72      26.40
Equity/Assets (greater than)12%(16)                            0.40    1.51      34.81
Actively Traded Companies(20)                                  0.52    1.75      27.19
Market Value Below $20 Million(6)                              0.28    1.50      26.27
Holding Company Structure(43)                                  0.48    1.66      27.45
Assets Over $1 Billion(17)                                     0.50    1.55      24.93
Assets $500 Million-$1 Billion(16)                             0.53    1.72      27.04
Assets $250-$500 Million(15)                                   0.36    1.48      25.28
Assets less than $250 Million(18)                              0.46    1.69      32.19
Goodwill Companies(31)                                         0.49    1.65      27.12
Non-Goodwill Companies(35)                                     0.44    1.58      27.47

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit 1 (continued)
                     Weekly Thrift Market Line - Part Two
                         Prices As Of October 3, 1997

                                                                Key Financial Ratios                        Asset Quality Ratios
                                            -----------------------------------------------------------     ----------------------
                                                     Tang.       Reported Earnings       Core Earnings
                                            Equity/ Equity/   ----------------------     --------------     NPAs   Resvs/   Resvs/
Financial Institution                       Assets  Assets    ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets  NPAs     Loans
---------------------                       ------- -------   ------  ------  ------     ------  ------     ------ ------   ------
                                             (%)     (%)       (%)     (%)     (%)        (%)     (%)        (%)     (%)      (%)
Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(20)                     11.79    11.61    0.51    4.47    1.83       0.79    7.03       0.51  145.36    0.72
BIF-Insured Thrifts(2)                       10.02    10.02    0.72    8.22    2.61       0.71    7.56       1.85   82.27    1.77
NASDAQ Listed OTC Companies(22)              11.58    11.42    0.54    4.91    1.92       0.78    7.10       0.70  136.35    0.84
Florida Companies(3)                          9.81     9.78    0.47    4.51    1.84       0.72    6.91       0.45   64.99    0.46
Mid-Atlantic Companies(10)                   11.60    11.31    0.47    4.38    1.64       0.72    6.75       0.89  148.38    1.02
Mid-West Companies(7)                        12.88    12.86    0.56    4.28    2.00       0.89    7.17       0.44  154.71    0.52
New England Companies(1)                      8.48     8.47    1.12   13.72    4.28       0.83   10.17       0.90  121.39    1.60
Thrift Strategy(21)                          11.77    11.61    0.50    4.36    1.78       0.77    6.90       0.68  137.50    0.80
Diversified Strategy(1)                       8.48     8.47    1.12   13.72    4.28       0.83   10.17       0.90  121.39    1.60
Companies Issuing Dividends(21)              11.57    11.40    0.54    4.99    1.91       0.78    7.19       0.70  136.35    0.81
Companies Without Dividends(1)               11.73    11.73    0.43    3.71    2.09       0.65    5.56       0.00    0.00    1.40
Equity/Assets 6-12%(16)                       9.83     9.62    0.46    4.91    1.86       0.70    7.33       0.79   95.58    0.95
Equity/Assets >12%(6)                        17.27    17.27    0.78    4.91    2.14       1.02    6.34       0.15  380.97    0.50
Actively Traded Companies(1)                  9.42     8.40    0.58    6.23    2.22       0.91    9.74       0.68   83.02    1.06
Holding Company Structure(1)                  9.42     8.40    0.58    6.23    2.22       0.91    9.74       0.68   83.02    1.06
Assets Over $1 Billion(5)                     8.85     8.20    0.72    8.19    2.57       0.84    9.28       0.74   89.86    1.13
Assets $500 Million-$1 Billion(3)             9.81     9.78    0.47    4.51    1.84       0.72    6.91       0.45   64.99    0.46
Assets $250-$500 Million(5)                  11.27    11.25    0.53    4.61    2.00       0.86    7.83       0.29  334.04    0.43
Assets less than $250 Million(9)             13.50    13.50    0.46    3.49    1.60       0.73    5.77       1.01   83.46    0.95
Goodwill Companies(8)                         8.68     8.23    0.62    7.02    2.38       0.78    8.78       0.57  127.39    0.89
Non-Goodwill Companies(14)                   13.16    13.16    0.49    3.76    1.68       0.77    6.18       0.80  143.06    0.82
MHC Institutions(22)                         11.58    11.42    0.54    4.91    1.92       0.78    7.10       0.70  136.35    0.84
MHC Converted Last 3 Months(1)               11.73    11.73    0.43    3.71    2.09       0.65    5.56       0.00    0.00    1.40

                                                   Pricing Ratios                         Dividend Data(6)
                                        --------------------------------------        -----------------------
                                                                Price/  Price/         Ind.   Divi-
                                        Price/   Price/ Price/  Tang.    Core         Div./   dend   Payout
                                        Earning  Book   Assets  Books  Earnings       Share   Yield  Ratio(7)
                                        -------  ------ ------  ------ --------       -----   -----  --------
                                          (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(20)                  0.00  213.13   26.01  208.78   27.15         0.56    2.04   51.63
BIF-Insured Thrifts(2)                   23.38  289.01   28.84  289.15    0.00         0.52    1.79   48.92
NASDAQ Listed OTC Companies(22)          23.38  223.25   26.34  220.26   27.15         0.55    2.01   51.18
Florida Companies(3)                      0.00  239.16   23.42  240.05    0.00         0.90    2.74    0.00
Mid-Atlantic Companies(10)                0.00  217.97   27.07  209.49   28.80         0.39    1.39   47.15
Mid-West Companies(7)                     0.00  209.45   26.43  209.79   26.32         0.68    2.82   69.57
New England Companies(1)                 23.38  297.35   25.21  297.62    0.00         0.68    2.09   48.92
Thrift Strategy(21)                       0.00  217.95   26.41  214.31   27.15         0.54    2.01   51.63
Diversified Strategy(1)                  23.38  297.35   25.21  297.62    0.00         0.68    2.09   48.92
Companies Issuing Dividends(21)          23.38  226.50   26.68  223.54   27.15         0.59    2.14   61.42
Companies Without Dividends(1)            0.00  177.65   20.83  177.65    0.00         0.00    0.00    0.00
Equity/Assets 6-12%(16)                  23.38  227.73   23.50  224.00   27.15         0.49    1.70   51.18
Equity/Assets >12%(6)                     0.00  210.90   35.57  210.90    0.00         0.74    3.04    0.00
Actively Traded Companies(1)              0.00  268.86   25.32    0.00   28.80         0.48    1.33   60.00
Holding Company Structure(1)              0.00  268.86   25.32    0.00   28.80         0.48    1.33   60.00
Assets Over $1 Billion(5)                23.38  283.10   26.85  297.62   28.80         0.52    1.45   59.38
Assets $500 Million-$1 Billion(3)         0.00  239.16   23.42  240.05    0.00         0.90    2.74    0.00
Assets $250-$500 Million(5)               0.00  224.14   25.33  224.71   24.79         0.62    2.23   69.57
Assets less than $250 Million(9)          0.00  203.97   27.19  203.97   27.85         0.46    2.03    0.00
Goodwill Companies(8)                    23.38  255.78   24.25  252.69   26.79         0.57    1.74   61.42
Non-Goodwill Companies(14)                0.00  211.41   27.48  211.41   27.85         0.54    2.16    0.00
MHC Institutions(22)                     23.38  223.25   26.34  220.26   27.15         0.55    2.01   51.18
MHC Converted Last 3 Months(1)            0.00  177.65   20.83  177.65    0.00         0.00    0.00    0.00

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized.
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                        Exhibit 1 (continued)
                Weekly Thrift Market Line - Part Two
                    Prices As Of October 3, 1997

                                                        Key Financial Ratios                          Asset Quality Ratios
                                       ----------------------------------------------------------    ----------------------
                                                Tang.      Reported Earnings       Core Earnings
                                       Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                  Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                  ------- -------  ------  ------  ------     ------  ------     ------  ------  ------
                                         (%)     (%)     (%)     (%)     (%)         (%)     (%)        (%)     (%)     (%)
NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA        4.17     3.55    0.39    9.68    3.47       0.62   15.44       1.90   42.90    1.25
CSA   Coast Savings Financial of CA      4.92     4.86    0.21    4.28    1.83       0.53   10.73       1.40   65.70    1.37
CFB   Commercial Federal Corp. of NE     6.00     5.32    0.65   11.03    4.18       0.91   15.55       0.89   76.36    0.91
DME   Dime Bancorp, Inc. of NY*          5.27     5.03    0.56   10.57    4.79       0.71   13.39       1.57   31.98    0.85
DSL   Downey Financial Corp. of CA       6.93     6.84    0.44    5.82    3.46       0.73    9.68       0.95   55.76    0.58
FED   FirstFed Fin. Corp. of CA          4.83     4.77    0.29    6.19    3.11       0.53   11.34       1.39  134.39    2.46
GSB   Glendale Fed. Bk, FSB of CA        5.53     4.91    0.26    4.71    2.47       0.61   11.03       1.46   69.38    1.36
GDW   Golden West Fin. Corp. of CA       6.37     6.37    1.02   16.09    7.45       1.24   19.62       1.31   42.43    0.68
GPT   GreenPoint Fin. Corp. of NY*      10.31     5.79    1.06    9.99    4.88       1.03    9.74       2.89   27.84    1.30
NYB   New York Bancorp, Inc. of NY       5.08     5.08    1.38   26.83    6.49       1.62   31.44       1.22   48.76    0.97
WES   Westcorp Inc. of Orange CA         9.05     9.02    0.87    9.10    4.79       0.43    4.51       0.74  134.25    1.95

AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares of LA*        17.43    17.43    0.50    3.67    1.98       0.50    3.67       0.52  190.96    1.35
BKC   American Bank of Waterbury CT*     8.29     7.95    1.27   15.35    7.68       1.10   13.19       1.81   48.13    1.45
BFD   BostonFed Bancorp of MA            8.79     8.49    0.51    5.08    3.46       0.66    6.58       0.52  114.29    0.74
CFX   CFX Corp of NH*                    7.44     6.96    0.94   11.53    4.86       1.12   13.73       0.72  120.07    1.23
CNY   Carver Bancorp, Inc. of NY         8.35     8.01   -0.44   -4.95   -5.75       0.01    0.07       1.37   42.60    1.02
CBK   Citizens First Fin.Corp. of IL    14.08    14.08    0.29    1.95    1.64       0.58    3.84       0.59   37.65    0.26
ESX   Essex Bancorp of VA(8)             0.27     0.17   -0.03  -16.67   -1.08       0.03   16.67       2.63   42.63    1.34
FCB   Falmouth Co-Op Bank of MA*        23.88    23.88    0.84    3.43    2.52       0.79    3.23       0.07  806.45    0.98
FAB   FirstFed America Bancorp of MA    12.16    12.16   -0.20   -2.35   -0.96       0.47    5.61       0.40  235.98    1.10
GAF   GA Financial Corp. of PA          15.18    15.02    1.00    5.26    4.28       1.27    6.71       0.12  132.49    0.43
JSB   JSB Financial, Inc. of NY         22.85    22.85    1.80    8.12    5.64       1.71    7.74       1.08   33.98    0.62
KNK   Kankakee Bancorp of IL            11.09    10.42    0.66    6.35    4.97       0.82    7.92       0.94   67.06    0.92
KYF   Kentucky First Bancorp of KY      16.56    16.56    0.87    4.64    4.07       1.12    6.00       0.07  630.51    0.75
MBB   MSB Bancorp of Middletown NY*      7.39     3.63    0.17    2.40    1.77       0.18    2.50       0.71   38.66    0.63
PDB   Piedmont Bancorp of NC            16.63    16.63   -0.42   -1.94   -1.71       0.66    3.07       0.91   71.58    0.79
SSB   Scotland Bancorp of NC            37.02    37.02    1.41    3.88    4.02       1.72    4.72        NA      NA     0.50
SZB   SouthFirst Bancshares of AL       14.00    14.00   -0.03   -0.19   -0.15       0.23    1.62       0.75   39.15    0.40
SRN   Southern Banc Company of AL       17.01    16.83    0.14    0.79    0.74       0.50    2.84        NA      NA     0.21
SSM   Stone Street Bancorp of NC        28.85    28.85    1.43    4.18    3.81       1.71    5.02       0.27  187.50    0.62
TSH   Teche Holding Company of LA       13.14    13.14    0.69    5.03    3.51       0.96    6.96       0.27  304.97    0.96
FTF   Texarkana Fst. Fin. Corp of AR    15.70    15.70    1.41    8.40    5.38       1.74   10.38       0.46  145.12    0.79
THR   Three Rivers Fin. Corp. of MI     13.46    13.41    0.57    4.02    3.77       0.82    5.83       1.15   44.56    0.78
TBK   Tolland Bank of CT*                6.94     6.74    0.75   11.37    6.55       0.78   11.89       2.13   54.09    1.87
WSB   Washington SB, FSB of MD           8.30     8.30    0.50    6.00    3.75       0.73    8.80        NA      NA     0.92

NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN        8.26     8.09    0.31    3.80    3.19       0.13    1.61       0.94   45.77    0.66
AFED  AFSALA Bancorp, Inc. of NY        13.47    13.47    0.79    6.46    4.56       0.79    6.46       0.45  150.77    1.43
ALBK  ALBANK Fin. Corp. of Albany NY     9.20     8.04    0.84    9.16    5.16       1.04   11.28       0.91   78.77    0.99
AMFC  AMB Financial Corp. of IN         14.95    14.95    0.73    4.14    4.17       0.81    4.57       0.81   49.41    0.53
ASBP  ASB Financial Corp. of OH         15.56    15.56    0.60    3.25    2.97       0.86    4.67       1.02   71.62    1.09
ABBK  Abington Savings Bank of MA*       6.92     6.23    0.82   12.05    6.75       0.73   10.71       0.20  211.97    0.69
AABC  Access Anytime Bancorp of NM       7.44     7.44   -0.50   -8.75   -5.38      -0.12   -2.14       1.60   29.31    0.92
AFBC  Advance Fin. Bancorp of WV        15.43    15.43    0.56    4.60    2.98       0.85    6.94       0.58   60.53    0.43
AADV  Advantage Bancorp of WI            9.21     8.62    0.40    4.49    2.29       0.89    9.94       0.44  128.03    1.01
AFCB  Affiliated Comm BC, Inc of MA      9.78     9.72    0.96    9.78    5.32       1.09   11.12       0.39  191.75    1.20
ALBC  Albion Banc Corp. of Albion NY     8.73     8.73    0.11    1.14    1.02       0.38    4.07       0.72   53.94    0.54
ABCL  Allied Bancorp of IL               8.91     8.80    0.52    5.86    3.75       0.76    8.56       0.15  257.09    0.53
ATSB  AmTrust Capital Corp. of IN       10.33    10.23    0.18    1.81    1.85       0.30    2.96       3.63   19.92    1.02

                                                   Pricing Ratios                                     Dividend Data(6)
                                      -----------------------------------------                ------------------------------
                                                                         Price/     Price/     Ind.       Divi-
                                        Price/     Price/     Price/      Tang.      Core      Div./      dend       Payout
Financial Institution                  Earning      Book      Assets      Book     Earnings    Share      Yield      Ratio(7)
---------------------                 --------    --------   -------    -------    --------    ------     -----      --------
                                        (X)         (%)        (%)         (%)        (x)       ($)        (%)         (%)
NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA        28.85     280.69      11.70        NM       18.08       0.88       1.54      44.44
CSA   Coast Savings Financial of CA        NM      224.44      11.04     227.27      21.77       0.00       0.00       0.00
CFB   Commercial Federal Corp. of NE     23.90     247.85      14.88     279.52      16.96       0.28       0.57      13.66
DME   Dime Bancorp, Inc. of NY*          20.90     214.89      11.33     225.26      16.50       0.16       0.73      15.24
DSL   Downey Financial Corp. of CA       28.92     162.98      11.30     165.25      17.39       0.32       1.29      37.21
FED   FirstFed Fin. Corp. of CA            NM      190.02       9.17     192.13      17.57       0.00       0.00       0.00
GSB   Glendale Fed. Bk, FSB of CA          NM      179.67       9.93     202.15      17.30       0.00       0.00       0.00
GDW   Golden West Fin. Corp. of CA       13.42     206.01      13.13     206.01      11.00       0.44       0.49       6.53
GPT   GreenPoint Fin. Corp. of NY*       20.50     213.53      22.01        NM       21.04       1.00       1.54      31.55
NYB   New York Bancorp, Inc. of NY       15.40        NM       20.06        NM       13.15       0.60       1.97      30.30
WES   Westcorp Inc. of Orange CA         20.89     182.45      16.51     183.03        NM        0.40       1.72      36.04


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares of LA*           NM      142.22      24.79     142.22        NM        0.36       1.52        NM
BKC   American Bank of Waterbury CT*     13.02     187.18      15.51     194.98      15.15       1.44       3.53      46.01
BFD   BostonFed Bancorp of MA            28.88     148.20      13.02     153.30      22.26       0.28       1.31      37.84
CFX   CFX Corp of NH*                    20.56     215.02      15.99     229.88      17.27       0.88       3.89        NM
CNY   Carver Bancorp, Inc. of NY           NM       86.20       7.20      89.87        NM        0.20       1.55        NM
CBK   Citizens First Fin.Corp. of IL       NM      123.81      17.43     123.81        NM        0.00       0.00       0.00
ESX   Essex Bancorp of VA(8)               NM         NM        2.57        NM         NM        0.00       0.00        NM
FCB   Falmouth Co-Op Bank of MA*           NM      133.90      31.97     133.90        NM        0.20       0.97      38.46
FAB   FirstFed America Bancorp of MA       NM      153.86      18.71     153.86        NM        0.00       0.00        NM
GAF   GA Financial Corp. of PA           23.36     131.16      19.91     132.55      18.32       0.48       2.57      60.00
JSB   JSB Financial, Inc. of NY          17.74     138.75      31.71     138.75      18.61       1.40       2.84      50.36
KNK   Kankakee Bancorp of IL             20.14     122.68      13.60     130.53      16.15       0.48       1.47      29.63
KYF   Kentucky First Bancorp of KY       24.57     127.57      21.13     127.57      19.00       0.50       3.51        NM
MBB   MSB Bancorp of Middletown NY*        NM      131.21       9.70     267.34        NM        0.60       2.16        NM
PDB   Piedmont Bancorp of NC               NM      149.87      24.92     149.87        NM        0.40       3.60        NM
SSB   Scotland Bancorp of NC             24.88      94.42      34.96      94.42      20.47       0.30       2.36      58.82
SZB   SouthFirst Bancshares of AL          NM      126.84      17.76     126.84        NM        0.50       2.45        NM
SRN   Southern Banc Company of AL          NM      111.45      18.96     112.61        NM        0.35       2.15        NM
SSM   Stone Street Bancorp of NC         26.25     130.19      37.56     130.19      21.88       0.45       2.14      56.25
TSH   Teche Holding Company of LA        28.53     143.27      18.83     143.27      20.60       0.50       2.25      64.10
FTF   Texarkana Fst. Fin. Corp of AR     18.60     162.14      25.46     162.14      15.04       0.56       2.30      42.75
THR   Three Rivers Fin. Corp. of MI      26.52     105.79      14.24     106.20      18.27       0.40       2.43      64.52
TBK   Tolland Bank of CT*                15.26     159.81      11.09     164.47      14.60       0.20       1.18      18.02
WSB   Washington SB, FSB of MD           26.67     158.42      13.15     158.42      18.18       0.10       1.25      33.33


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN          NM      115.63       9.55     118.06        NM        0.40       1.08      33.90
AFED  AFSALA Bancorp, Inc. of NY         21.95     122.12      16.45     122.12      21.95       0.16       0.89      19.51
ALBK  ALBANK Fin. Corp. of Albany NY     19.38     171.64      15.80     196.41      15.73       0.72       1.62      31.44
AMFC  AMB Financial Corp. of IN          23.95     108.21      16.18     108.21      21.66       0.24       1.52      36.36
ASBP  ASB Financial Corp. of OH            NM      129.26      20.11     129.26      23.43       0.40       3.05        NM
ABBK  Abington Savings Bank of MA*       14.81     170.85      11.82     189.69      16.67       0.40       1.25      18.52
AABC  Access Anytime Bancorp of NM         NM      128.18       9.54     128.18        NM        0.00       0.00        NM
AFBC  Advance Fin. Bancorp of WV           NM      115.05      17.75     115.05      22.23       0.32       1.87      62.75
AADV  Advantage Bancorp of WI              NM      191.05      17.61     204.34      19.75       0.40       0.72      31.50
AFCB  Affiliated Comm BC, Inc of MA      18.79     174.35      17.05     175.30      16.52       0.48       1.67      31.37
ALBC  Albion Banc Corp. of Albion NY       NM      110.60       9.65     110.60      27.60       0.32       1.21        NM
ABCL  Allied Bancorp of IL               26.65     103.63       9.23     104.93      18.23       0.44       1.81      48.35
ATSB  AmTrust Capital Corp. of IN          NM       95.14       9.83      96.09        NM        0.20       1.48        NM

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                                                 Exhibit 1 (continued)
                                                                           Weekly Thrift Market Line - Part Two
                                                                               Prices As Of October 3, 1997

                                                                       Key Financial Ratios
                                                      ----------------------------------------------------------------
                                                                Tang.      Reported Earnings           Core Earnings
                                                      Equity/  Equity/   -----------------------       ---------------
Financial Institution                                 Assets   Assets    ROA(5)   ROE(5)   ROI(5)      ROA(5)   ROE(5)
---------------------                                 ------   ------    ------   ------   ------      ------   ------
                                                        (%)      (%)       (%)      (%)      (%)         (%)      (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------

AHCI  Ambanc Holding Co., Inc. of NY*                  12.94    12.94     -0.59    -4.26    3.76        -0.62    -4.45
ASBI  Ameriana Bancorp of IN                           10.96    10.95      0.61     5.52     3.66        0.85     7.73
AFFFZ America First Fin. Fund of CA(8)                  8.44     8.34      1.49    19.31    12.93        1.83    23.69
ANBK  American Nat'l Bancorp of MD(8)                   8.97     8.97      0.28     2.90     1.84        0.65     6.74
ABCW  Anchor Bancorp Wisconsin of WI                    6.22     6.11      0.75    12.06     5.17        0.96    15.56
ANDB  Andover Bancorp, Inc. of MA*                      8.06     8.06      1.10    13.91     7.04        1.13    14.34
ASFC  Astoria Financial Corp. of NY                     7.83     6.57      0.56     7.09     3.51        0.79    10.12
AVND  Avondale Fin. Corp. of IL                         9.12     9.12     -0.49    -5.19    -4.86       -1.51   -16.06
BKCT  Bancorp Connecticut of CT*                       10.25    10.25      1.32    12.60     6.10        1.24    11.90
BPLS  Bank Plus Corp. of CA                             5.06     5.06     -0.26    -5.31    -3.42        0.02     0.46
BWFC  Bank West Fin. Corp. of MI                       14.52    14.52      0.64     3.91     2.54        0.57     3.47
BANC  BankAtlantic Bancorp of FL                        5.62     4.62      0.90    14.98     6.32        0.65    10.86
BKUNA BankUnited SA of FL                               3.72     3.02      0.21     4.55     2.21        0.34     7.54
BVCC  Bay View Capital Corp. of CA                      6.34     5.32      0.39     6.37     3.42        0.63    10.37
FSNJ  Bayonne Banchsares of NJ                         14.42    14.42     -0.35    -2.42    -1.86       -0.06    -0.40
BFSB  Bedford Bancshares of VA                         14.16    14.16      1.01     6.98     4.65        1.29     8.94
BFFC  Big Foot Fin. Corp. of IL                        16.98    16.98      0.05     0.28     0.21        0.42     2.45
BSBC  Branford SB of CT(8)*                             9.28     9.28      1.16    12.75     5.33        1.16    12.75
BYFC  Broadway Fin. Corp. of CA                        10.01    10.01     -0.14    -1.23    -1.67        0.21     1.88
CBES  CBES Bancorp of MO                               17.58    17.58      0.91     5.54     3.95        1.11     6.80
CCFH  CCF Holding Company of GA                        11.68    11.68      0.05     0.30     0.29        0.07     0.42
CENF  CENFED Financial Corp. of CA                      5.20     5.19      0.51    10.04     5.32        0.73    14.30
CFSB  CFSB Bancorp of Lansing MI                        7.63     7.63      0.85    10.96     4.77        1.07    13.84
CKFB  CKF Bancorp of Danville KY                       23.96    23.96      1.81     7.25     6.16        1.33     5.33
CNSB  CNS Bancorp of MO                                24.94    24.94      0.42     1.70     1.25        0.77     3.13
CSBF  CSB Financial Group Inc of IL*                   25.06    23.63      0.43     1.59     1.70        0.66     2.42
CBCI  Calumet Bancorp of Chicago IL                    15.50    15.50      1.15     7.22     5.67        1.46     9.16
CAFI  Camco Fin. Corp. of OH                            9.57     8.82      0.82     9.11     4.93        0.92    10.18
CMRN  Cameron Fin. Corp. of MO                         21.69    21.69      1.07     4.43     4.13        1.33     5.51
CAPS  Capital Savings Bancorp of MO                     8.80     8.80      0.67     7.61     4.90        0.93    10.68
CFNC  Carolina Fincorp of NC*                          22.82    22.82      1.14     4.92     3.83        1.09     4.70
CASB  Cascade SB of Everett WA(8)                       6.17     6.17      0.46     7.49     4.60        0.58     9.46
CATB  Catskill Fin. Corp. of NY*                       25.04    25.04      1.43     5.21     5.04        1.45     5.27
CNIT  Cenit Bancorp of Norfolk VA                       7.24     6.65      0.87    12.05     5.58        0.80    11.05
CEBK  Central Co-Op. Bank of MA*                       10.45     9.31      0.88     8.78     6.26        0.90     8.90
CENB  Century Bancshares of NC*                        30.11    30.11      1.76     5.85     5.41        1.77     5.89
CBSB  Charter Financial Inc. of IL                     14.47    12.80      1.13     7.49     4.91        1.59    10.49
COFI  Charter One Financial of OH                       6.71     6.28      0.98    14.64     4.71        1.23    18.32
CVAL  Chester Valley Bancorp of PA                      8.36     8.36      0.65     7.42     3.83        0.93    10.59
CTZN  CitFed Bancorp of Dayton OH                       6.37     5.74      0.58     9.12     3.71        0.82    12.83
CLAS  Classic Bancshares of KY                         14.72    12.42      0.55     3.05     2.86        0.77     4.27
CMSB  Cmnwealth Bancorp of PA                           9.63     7.53      0.55     5.26     3.76        0.70     6.71
CBSA  Coastal Bancorp of Houston TX                     3.33     2.77      0.25     7.57     4.53        0.44    13.16
CFCP  Coastal Fin. Corp. of SC                          6.17     6.17      0.94    15.22     3.92        1.03    16.67
CMSV  Commty. Svgs, MHC of FL (48.5)                   11.25    11.25      0.56     4.87     2.00        0.84     7.27
CFTP  Community Fed. Bancorp of MS                     27.46    27.46      1.33     4.15     3.37        1.62     5.07
CFFC  Community Fin. Corp. of VA                       13.71    13.71      1.01     7.32     5.74        1.28     9.26
CFBC  Community First Bnkg Co. of GA                   15.40    15.19      0.56     3.65     2.63        0.57     3.69
CIBI  Community Inv. Bancorp of OH                     12.04    12.04      0.62     5.22     4.13        0.94     7.95
COOP  Cooperative Bk.for Svgs. of NC                    7.63     7.63     -0.80   -10.08    -5.33        0.19     2.46
CRZY  Crazy Woman Creek Bncorp of WY                   25.81    25.81      1.06     3.69     3.84        1.30     4.52
DNFC  D&N Financial Corp. of MI                         5.57     5.52      0.61    10.68     4.84        0.80    14.08
DCBI  Delphos Citizens Bancorp of OH                   28.41    28.41      1.45     6.45     4.06        1.45     6.45
DIME  Dime Community Bancorp of NY                     14.52    12.50      0.96     5.96     4.27        1.04     6.41
DIBK  Dime Financial Corp. of CT*                       7.96     7.70      1.90    23.27     9.25        1.91    23.35
EGLB  Eagle BancGroup of IL                            11.85    11.85     -0.09    -0.77    -0.65        0.20     1.73



                                                 Asset Quality Ratios                          Pricing Ratios
                                               -------------------------         ---------------------------------------------
                                                                                                             Price/    Price/
                                                NPAs    Resvs/    Resvs/         Price/    Price/   Price/    Tang.     Core
Financial Institution                          Assets    NPAs      Loans        Earning     Book    Assets    Book    Earnings
---------------------                          ------   ------    ------        -------    ------   ------    -----   --------
                                                 (%)     (%)        (%)           (X)       (%)       (%)      (%)       (x)
NASDAQ Listed OTC Companies (continued)

AHCI  Ambanc Holding Co., Inc. of NY*            0.63   124.04     1.40              NM    118.96    15.40    118.96        NM
ASBI  Ameriana Bancorp of IN                     0.40    71.19     0.38           27.33    151.96    16.65    152.08     19.52
AFFFZ America First Fin. Fund of CA(8)           0.40    81.55     0.49            7.74    138.56    11.69    140.29      6.30
ANBK  American Nat'l Bancorp of MD(8)            0.74   102.82     1.17              NM    160.45    14.39    160.45     23.40
ABCW  Anchor Bancorp Wisconsin of WI             0.92   126.05     1.48           19.35    226.59    14.10    230.77     15.00
ANDB  Andover Bancorp, Inc. of MA*               1.01    99.08     1.41           14.20    186.32    15.02    186.32     13.77
ASFC  Astoria Financial Corp. of NY              0.51    37.96     0.48           28.51    195.42    15.29    232.69     19.95
AVND  Avondale Fin. Corp. of IL                  3.18    96.19     5.33              NM    110.41    10.07    110.41        NM
BKCT  Bancorp Connecticut of CT*                 1.19   100.82     1.98           16.40    203.52    20.85    203.52     17.36
BPLS  Bank Plus Corp. of CA                      2.88    58.99     2.11              NM    144.98     7.34    145.14        NM
BWFC  Bank West Fin. Corp. of MI                 0.28    51.72     0.20              NM    161.91    23.50    161.91        NM
BANC  BankAtlantic Bancorp of FL                 0.97   102.98     1.39           15.82    226.94    12.76    276.29     21.83
BKUNA BankUnited SA of FL                        0.60    28.73     0.21              NM    172.86     6.44    213.33     27.33
BVCC  Bay View Capital Corp. of CA               0.83   137.32     1.51           29.25    187.63    11.89    223.56     17.96
FSNJ  Bayonne Banchsares of NJ                   1.22    43.59     1.36              NM    129.87    18.73    129.87        NM
BFSB  Bedford Bancshares of VA                   0.60    79.85     0.56           21.49    145.83    20.66    145.83     16.78
BFFC  Big Foot Fin. Corp. of IL                  0.09   151.52     0.34              NM    129.85    22.05    129.85        NM
BSBC  Branford SB of CT(8)*                      1.42   141.26     3.06           18.75    227.27    21.10    227.27     18.75
BYFC  Broadway Fin. Corp. of CA                  2.06    39.74     1.01              NM     77.61     7.77     77.61        NM
CBES  CBES Bancorp of MO                           NA       NA       NA           25.30    122.55    21.55    122.55     20.63
CCFH  CCF Holding Company of GA                  0.18   325.68     0.72              NM    119.22    13.93    119.22        NM
CENF  CENFED Financial Corp. of CA               1.28    58.93     1.10           18.81    178.66     9.30    179.00     13.21
CFSB  CFSB Bancorp of Lansing MI                 0.17   308.01     0.61           20.99    227.27    17.33    227.27     16.62
CKFB  CKF Bancorp of Danville KY                 1.26    14.79     0.20           16.24    120.63    28.90    120.63     22.09
CNSB  CNS Bancorp of MO                          0.53    72.14     0.58              NM    134.77    33.61    134.77        NM
CSBF  CSB Financial Group Inc of IL*             0.56    57.14     0.57              NM     96.87    24.28    102.74        NM
CBCI  Calumet Bancorp of Chicago IL              1.16   102.51     1.57           17.65    131.65    20.41    131.65     13.91
CAFI  Camco Fin. Corp. of OH                     0.49    54.74     0.32           20.27    154.32    14.76    167.29     18.15
CMRN  Cameron Fin. Corp. of MO                   0.73   111.82     0.97           24.19    109.84    23.82    109.84     19.45
CAPS  Capital Savings Bancorp of MO              0.31    97.24     0.39           20.43    148.49    13.07    148.49     14.57
CFNC  Carolina Fincorp of NC*                    0.14   254.78     0.51           26.10    129.09    29.46    129.09     27.31
CASB  Cascade SB of Everett WA(8)                0.39   203.69     0.95           21.72    156.62     9.67    156.62     17.21
CATB  Catskill Fin. Corp. of NY*                 0.47   140.85     1.48           19.85    111.87    28.01    111.87     19.62
CNIT  Cenit Bancorp of Norfolk VA                0.51   103.23     0.76           17.93    216.10    15.64    235.30     19.55
CEBK  Central Co-Op. Bank of MA*                 0.85    97.49     1.21           15.97    134.74    14.08    151.32     15.75
CENB  Century Bancshares of NC*                  0.13   423.08     0.87           18.48    107.45    32.35    107.45     18.35
CBSB  Charter Financial Inc. of IL               0.56   104.84     0.79           20.35    155.87    22.55    176.17     14.54
COFI  Charter One Financial of OH                0.27   164.80     0.73           21.22    299.05    20.06        NM     16.96
CVAL  Chester Valley Bancorp of PA               0.23   381.68     1.10           26.12    185.70    15.53    185.70     18.31
CTZN  CitFed Bancorp of Dayton OH                0.41   143.79     0.95           26.93    228.87    14.57    254.01     19.14
CLAS  Classic Bancshares of KY                   0.94    65.45     0.93              NM    106.13    15.62    125.80     25.00
CMSB  Cmnwealth Bancorp of PA                    0.50    86.54     0.79           26.62    142.51    13.72    182.24     20.88
CBSA  Coastal Bancorp of Houston TX              0.58    39.81     0.51           22.07    161.21     5.37    193.94     12.70
CFCP  Coastal Fin. Corp. of SC                   0.21   436.85     1.15           25.53        NM    22.39        NM     23.32
CMSV  Commty. Svgs, MHC of FL (48.5)             0.55    67.15     0.63              NM    236.09    26.55    236.09        NM
CFTP  Community Fed. Bancorp of MS               0.30    91.63     0.46           29.66    141.13    38.75    141.13     24.31
CFFC  Community Fin. Corp. of VA                 0.39   148.67     0.65           17.42    121.95    16.72    121.95     13.77
CFBC  Community First Bnkg Co. of GA             2.02    26.10     0.83              NM    139.18    21.43    141.09        NM
CIBI  Community Inv. Bancorp of OH               0.63    83.42     0.63           24.21    127.51    15.35    127.51     15.89
COOP  Cooperative Bk.for Svgs. of NC             0.46    50.09     0.29              NM    187.03    14.28    187.03        NM
CRZY  Crazy Woman Creek Bncorp of WY             0.39   136.15     1.04           26.07    103.07    26.61    103.07     21.30
DNFC  D&N Financial Corp. of MI                  0.34   198.09     0.93           20.68    207.76    11.58    209.87     15.69
DCBI  Delphos Citizens Bancorp of OH             0.35    27.76     0.13           24.65    118.89    33.77    118.89     24.65
DIME  Dime Community Bancorp of NY               0.73   112.22     1.43           23.40    150.89    21.90    175.16     21.78
DIBK  Dime Financial Corp. of CT*                0.40   355.33     3.17           10.82    225.59    17.96    233.18     10.78
EGLB  Eagle BancGroup of IL                      1.48    35.83     0.76              NM    110.84    13.14    110.84        NM



                                                       Dividend Data(6)
                                                    -------------------------
                                                   Ind.      Divi-
                                                   Div./      dend    Payout
Financial Institution                              Share     Yield   Ratio(7)
----------------------                             -----     -----   --------
                                                    (%)       (%)       (%)
NASDAQ Listed OTC Companies (continued)
--------------------------------------

AHCI  Ambanc Holding Co., Inc. of NY*               0.20      1.18         NM
ASBI  Ameriana Bancorp of IN                        0.64      3.12         NM
AFFFZ America First Fin. Fund of CA(8)              1.60      3.75      29.04
ANBK  American Nat'l Bancorp of MD(8)               0.12      0.60      32.43
ABCW  Anchor Bancorp Wisconsin of WI                0.32      1.07      20.65
ANDB  Andover Bancorp, Inc. of MA*                  0.68      1.86      26.46
ASFC  Astoria Financial Corp. of NY                 0.60      1.07      30.61
AVND  Avondale Fin. Corp. of IL                     0.00      0.00         NM
BKCT  Bancorp Connecticut of CT*                    1.00      2.84      46.51
BPLS  Bank Plus Corp. of CA                         0.00      0.00         NM
BWFC  Bank West Fin. Corp. of MI                    0.32      1.53      60.38
BANC  BankAtlantic Bancorp of FL                    0.13      0.84      13.27
BKUNA BankUnited SA of FL                           0.00      0.00       0.00
BVCC  Bay View Capital Corp. of CA                  0.32      1.13      32.99
FSNJ  Bayonne Banchsares of NJ                      0.17      1.32         NM
BFSB  Bedford Bancshares of VA                      0.56      2.29      49.12
BFFC  Big Foot Fin. Corp. of IL                     0.00      0.00       0.00
BSBC  Branford SB of CT(8)*                         0.08      1.33      25.00
BYFC  Broadway Fin. Corp. of CA                     0.20      1.76         NM
CBES  CBES Bancorp of MO                            0.40      1.88      47.62
CCFH  CCF Holding Company of GA                     0.55      3.21         NM
CENF  CENFED Financial Corp. of CA                  0.36      0.97      18.18
CFSB  CFSB Bancorp of Lansing MI                    0.68      2.37      49.64
CKFB  CKF Bancorp of Danville KY                    0.50      2.63      42.74
CNSB  CNS Bancorp of MO                             0.24      1.20         NM
CSBF  CSB Financial Group Inc of IL*                0.00      0.00       0.00
CBCI  Calumet Bancorp of Chicago IL                 0.00      0.00       0.00
CAFI  Camco Fin. Corp. of OH                        0.52      2.31      46.85
CMRN  Cameron Fin. Corp. of MO                      0.28      1.48      35.90
CAPS  Capital Savings Bancorp of MO                 0.24      1.43      29.27
CFNC  Carolina Fincorp of NC*                       0.24      1.35      35.29
CASB  Cascade SB of Everett WA(8)                   0.00      0.00       0.00
CATB  Catskill Fin. Corp. of NY*                    0.28      1.66      32.94
CNIT  Cenit Bancorp of Norfolk VA                   1.00      1.49      26.67
CEBK  Central Co-Op. Bank of MA*                    0.32      1.39      22.22
CENB  Century Bancshares of NC*                     2.00      2.50      46.19
CBSB  Charter Financial Inc. of IL                  0.32      1.50      30.48
COFI  Charter One Financial of OH                   1.00      1.58      33.56
CVAL  Chester Valley Bancorp of PA                  0.42      1.81      47.19
CTZN  CitFed Bancorp of Dayton OH                   0.36      0.69      18.56
CLAS  Classic Bancshares of KY                      0.28      1.78      62.22
CMSB  Cmnwealth Bancorp of PA                       0.28      1.52      40.58
CBSA  Coastal Bancorp of Houston TX                 0.48      1.50      33.10
CFCP  Coastal Fin. Corp. of SC                      0.36      1.48      37.89
CMSV  Commty. Svgs, MHC of FL (48.5)                0.90      2.47         NM
CFTP  Community Fed. Bancorp of MS                  0.30      1.71      50.85
CFFC  Community Fin. Corp. of VA                    0.56      2.43      42.42
CFBC  Community First Bnkg Co. of GA                0.60      1.50      57.14
CIBI  Community Inv. Bancorp of OH                  0.32      2.10      50.79
COOP  Cooperative Bk.for Svgs. of NC                0.00      0.00         NM
CRZY  Crazy Woman Creek Bncorp of WY                0.40      2.65      68.97
DNFC  D&N Financial Corp. of MI                     0.20      0.88      18.18
DCBI  Delphos Citizens Bancorp of OH                0.00      0.00       0.00
DIME  Dime Community Bancorp of NY                  0.00      0.00       0.00
DIBK  Dime Financial Corp. of CT*                   0.40      1.31      14.18
EGLB  Eagle BancGroup of IL                         0.00      0.00         NM


RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                        Exhibit 1 (continued)
                                               Weekly Thrift Market Line - Part Two
                                                   Prices As Of October 3, 1997


                                                                              Key Financial Ratios
                                                      ---------------------------------------------------------------------
                                                                  Tang.              Reported Earnings       Core Earnings
                                                      Equity/    Equity/          ----------------------    ---------------
Financial Institution                                 Assets      Assets          ROA(5)  ROE(5)   ROI(5)    ROA(5)  ROE(5)
----------------------                                -------    -------          ------  ------   ------    ------  ------
                                                        (%)        (%)             (%)     (%)      (%)       (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
EBSI  Eagle Bancshares of Tucker GA                      8.30       8.30            0.43    5.14     3.30      0.58    6.99
EGFC  Eagle Financial Corp. of CT                        6.87       5.36            0.08    1.08     0.48      0.46    6.44
ETFS  East Texas Fin. Serv. of TX                       18.16      18.16            0.31    1.65     1.66      0.63    3.40
EMLD  Emerald Financial Corp of OH                       7.58       7.46            0.72    9.43     4.91      0.89   11.64
EIRE  Emerald Island Bancorp, MA*                        7.08       7.08            0.85   12.35     5.96      0.89   13.00
EFBC  Empire Federal Bancorp of MT                      34.89      34.89            0.83    2.37     1.94      1.09    3.12
EFBI  Enterprise Fed. Bancorp of OH                     12.33      12.32            0.71    5.16     3.25      0.79    5.73
EQSB  Equitable FSB of Wheaton MD                        5.04       5.04            0.46    9.09     5.18      0.74   14.50
FCBF  FCB Fin. Corp. of Neenah WI                       17.50      17.50            0.92    5.20     2.18      1.09    6.16
FFBS  FFBS Bancorp of Columbus MS                       19.23      19.23            1.16    5.96     4.47      1.47    7.53
FFDF  FFD Financial Corp. of OH                         24.40      24.40            1.68    6.68     5.64      0.94    3.75
FFLC  FFLC Bancorp of Leesburg FL                       13.48      13.48            0.70    4.57     3.45      1.01    6.60
FFFC  FFVA Financial Corp. of VA                        13.18      12.90            1.11    7.86     3.93      1.34    9.52
FFWC  FFW Corporation of Wabash IN                       9.52       8.58            0.84    8.39     6.25      1.05   10.48
FFYF  FFY Financial Corp. of OH                         13.71      13.71            0.90    5.84     4.59      1.27    8.31
FMCO  FMS Financial Corp. of NJ                          6.56       6.44            0.69   10.76     5.72      1.02   15.79
FFHH  FSF Financial Corp. of MN                         11.35      11.35            0.66    5.22     3.95      0.84    6.63
FOBC  Fed One Bancorp of Wheeling WV                    11.06      10.55            0.68    5.85     3.81      0.97    8.33
FBCI  Fidelity Bancorp of Chicago IL                    10.38      10.36            0.55    5.34     3.71      0.78    7.48
FSBI  Fidelity Bancorp, Inc. of PA                       6.75       6.75            0.51    7.35     4.85      0.81   11.71
FFFL  Fidelity FSB, MHC of FL (47.7)                     8.38       8.31            0.38    4.15     1.67      0.60    6.56
FFED  Fidelity Fed. Bancorp of IN                        5.39       5.39            0.05    0.95     0.53      0.30    5.90
FFOH  Fidelity Financial of OH                          12.94      11.42            0.70    4.68     3.24      1.02    6.89
FIBC  Financial Bancorp, Inc. of NY                      9.36       9.31            0.56    5.74     3.82      1.00   10.23
FBSI  First Bancshares of MO                            13.54      13.52            0.91    6.15     5.61      1.10    7.44
FBBC  First Bell Bancorp of PA                           9.83       9.83            1.07    7.64     6.14      1.24    8.87
FBER  First Bergen Bancorp of NJ                        14.19      14.19            0.44    2.73     2.03      0.77    4.74
SKBO  First Carnegie,MHC of PA(45.0)                    16.45      16.45            0.52    4.42     1.73      0.52    4.42
FSTC  First Citizens Corp of GA                          9.13       6.85            1.12   11.27     4.14      1.11   11.11
FCME  First Coastal Corp. of ME*                         9.23       9.23            4.21     NM     31.58      4.08     NM
FFBA  First Colorado Bancorp of Co                      12.90      12.72            0.86    6.02     3.71      0.84    5.94
FDEF  First Defiance Fin.Corp. of OH                    21.32      21.32            0.75    3.36     2.73      1.03    4.62
FESX  First Essex Bancorp of MA*                         6.97       6.06            0.96   13.00     6.60      0.83   11.33
FFES  First FS&LA of E. Hartford CT                      6.43       6.43            0.42    6.80     4.14      0.70   11.19
FFSX  First FS&LA. MHC of IA (46.1)                      8.29       8.23            0.43    5.21     2.34      0.73    8.99
BDJI  First Fed. Bancorp. of MN                         10.87      10.87            0.30    2.56     2.14      0.63    5.44
FFBH  First Fed. Bancshares of AR                       14.97      14.97            0.77    4.84     3.77      1.06    6.63
FTFC  First Fed. Capital Corp. of WI                     6.36       5.96            0.74   11.34     4.14      0.86   13.16
FFKY  First Fed. Fin. Corp. of KY                       13.70      12.91            1.30    9.44     5.43      1.55   11.27
FFBZ  First Federal Bancorp of OH                        7.55       7.54            0.73    9.58     4.29      1.02   13.38
FFCH  First Fin. Holdings Inc. of SC                     6.11       6.11            0.57    9.30     3.71      0.84   13.65
FFBI  First Financial Bancorp of IL                      8.66       8.66           -0.38   -4.73    -4.36      0.42    5.23
FFHC  First Financial Corp. of WI(8)                     7.12       6.94            0.96   13.35     4.28      1.28   17.95
FFHS  First Franklin Corp. of OH                         9.02       8.96            0.19    2.14     1.57      0.65    7.20
FGHC  First Georgia Hold. Corp of GA                     8.22       7.53            0.66    7.98     3.56      0.51    6.23
FSPG  First Home Bancorp of NJ                           6.66       6.55            0.89   13.61     7.05      1.16   17.76
FFSL  First Independence Corp. of KS                    10.43      10.43            0.43    3.84     3.19      0.69    6.12
FISB  First Indiana Corp. of IN                          9.56       9.44            0.83    8.86     4.73      1.01   10.83
FKFS  First Keystone Fin. Corp of PA                     7.31       7.31            0.54    7.21     4.19      0.77   10.30
FLKY  First Lancaster Bncshrs of KY                     32.95      32.95            1.13    3.29     2.96      1.38    3.99
FLFC  First Liberty Fin. Corp. of GA                     7.37       6.65            0.88   12.11     5.23      0.72    9.91
CASH  First Midwest Fin. Corp. of IA                    11.39      10.09            0.74    6.46     5.03      0.94    8.21
FMBD  First Mutual Bancorp of IL                        12.85       9.73            0.10    0.57     0.53      0.31    1.84
FMSB  First Mutual SB of Bellevue WA*                    6.82       6.82            1.02   15.34     5.72      1.00   14.95
FNGB  First Northern Cap. Corp of WI                    11.28      11.28            0.64    5.50     3.23      0.91    7.88
FFPB  First Palm Beach Bancorp of FL                     6.57       6.41           -0.03   -0.42    -0.23      0.03    0.37

                                                 Asset Quality Ratios                     Pricing Ratios
                                                ---------------------        ----------------------------------------
                                                                                                        Price/  Price/
                                                 NPAs   Resvs/  Resvs/        Price/  Price/   Price/    Tang.   Core
Financial Institution                           Assets   NPAs    Loans       Earning   Book    Assets    Book  Earnings
---------------------                           ------  ------  ------       -------  ------   ------   ------ --------
                                                  (%)     (%)     (%)          (X)      (%)     (%)      (%)     (x)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
EBSI  Eagle Bancshares of Tucker GA               1.07   63.66    0.95          NM    155.58    12.92   155.58    22.26
EGFC  Eagle Financial Corp. of CT                 0.52   94.68    0.86          NM    179.38    12.32   229.78      NM
ETFS  East Texas Fin. Serv. of TX                 0.17  141.97    0.50          NM    102.65    18.64   102.65    29.29
EMLD  Emerald Financial Corp of OH                0.24  106.84    0.35         20.37  182.72    13.85   185.60    16.50
EIRE  Emerald Island Bancorp, MA*                 0.40  151.40    0.89         16.78  190.44    13.48   190.44    15.94
EFBC  Empire Federal Bancorp of MT                0.06  312.50    0.46          NM    121.95    42.55   121.95      NM
EFBI  Enterprise Fed. Bancorp of OH               0.03  576.09    0.29          NM    159.61    19.68   159.81    27.75
EQSB  Equitable FSB of Wheaton MD                 0.49   36.72    0.26         19.32  164.73     8.30   164.73    12.11
FCBF  FCB Fin. Corp. of Neenah WI                 0.15  412.16    0.82          NM    236.05    41.30   236.05      NM
FFBS  FFBS Bancorp of Columbus MS                 0.37  118.76    0.62         22.37  131.58    25.30   131.58    17.71
FFDF  FFD Financial Corp. of OH                   0.07  421.88    0.48         17.72  117.68    28.72   117.68      NM
FFLC  FFLC Bancorp of Leesburg FL                 0.19  163.65    0.44         29.01  136.61    18.41   136.61    20.10
FFFC  FFVA Financial Corp. of VA                  0.18  318.63    0.98         25.47  206.38    27.20   210.78    21.01
FFWC  FFW Corporation of Wabash IN                0.16  203.56    0.50         16.01  125.47    11.95   139.27    12.82
FFYF  FFY Financial Corp. of OH                   0.67   74.18    0.64         21.77  140.62    19.28   140.62    15.31
FMCO  FMS Financial Corp. of NJ                   1.06   48.50    0.92         17.47  178.81    11.73   182.03    11.90
FFHH  FSF Financial Corp. of MN                   0.03  636.64    0.34         25.32  139.48    15.84   139.48    19.95
FOBC  Fed One Bancorp of Wheeling WV              0.40  101.18    0.93         26.26  156.34    17.30   163.93    18.44
FBCI  Fidelity Bancorp of Chicago IL              0.80   21.76    0.22         26.97  140.61    14.60   140.92    19.26
FSBI  Fidelity Bancorp, Inc. of PA                0.43  115.46    1.01         20.60  140.56     9.49   140.56    12.94
FFFL  Fidelity FSB, MHC of FL (47.7)              0.34   52.82    0.29          NM    242.23    20.29   244.01      NM
FFED  Fidelity Fed. Bancorp of IN                 0.14  519.24    0.87          NM    180.38     9.72   180.38      NM
FFOH  Fidelity Financial of OH                    0.08  381.04    0.37          NM    129.42    16.74   146.65    21.00
FIBC  Financial Bancorp, Inc. of NY               1.81   26.91    0.89         26.15  148.21    13.87   148.89    14.68
FBSI  First Bancshares of MO                      0.56   52.51    0.36         17.83  113.52    15.37   113.69    14.74
FBBC  First Bell Bancorp of PA                    0.07  147.42    0.13         16.27  160.02    15.72   160.02    14.02
FBER  First Bergen Bancorp of NJ                  0.83  129.82    2.50          NM    139.20    19.75   139.20    28.41
SKBO  First Carnegie,MHC of PA(45.0)               NA     NA      0.68          NM    181.75    29.89   181.75      NM
FSTC  First Citizens Corp of GA                    NA     NA      1.47         24.14  215.25    19.66   286.89    24.48
FCME  First Coastal Corp. of ME*                  2.01   85.72    2.52          3.17  137.68    12.71   137.68     3.27
FFBA  First Colorado Bancorp of Co                0.23  121.82    0.38         26.92  178.57    23.03   181.03    27.27
FDEF  First Defiance Fin.Corp. of OH              0.45   96.96    0.56           NM   125.30    26.71   125.30    26.69
FESX  First Essex Bancorp of MA*                  0.56  146.94    1.43         15.15  172.86    12.05   199.00    17.39
FFES  First FS&LA of E. Hartford CT               0.37   71.33    1.42         24.18  155.52    10.00   155.52    14.70
FFSX  First FS&LA. MHC of IA (46.1)               0.11  342.10    0.52          NM    214.70    17.80   216.43    24.79
BDJI  First Fed. Bancorp. of MN                   0.27  137.04    0.76          NM    125.00    13.59   125.00    22.00
FFBH  First Fed. Bancshares of AR                 0.19  119.50    0.30         26.54  131.42    19.67   131.42    19.37
FTFC  First Fed. Capital Corp. of WI              0.12  408.79    0.65         24.15  267.86    17.03   285.86    20.80
FFKY  First Fed. Fin. Corp. of KY                 0.64   71.13    0.52         18.42  169.35    23.20   179.79    15.44
FFBZ  First Federal Bancorp of OH                 0.53  163.59    1.01         23.30  212.22    16.01   212.44    16.67
FFCH  First Fin. Holdings Inc. of SC              1.66   41.99    0.84         26.92  240.17    14.68   240.17    18.33
FFBI  First Financial Bancorp of IL               0.41  142.00    0.91          NM    110.61     9.57   110.61    20.74
FFHC  First Financial Corp. of WI(8)              0.26  148.86    0.64         23.34    NM      21.52      NM     17.36
FFHS  First Franklin Corp. of OH                  0.52   82.31    0.62          NM    133.95    12.08   134.82    19.01
FGHC  First Georgia Hold. Corp of GA              3.10   20.52    0.75         28.13  213.78    17.56   233.16      NM
FSPG  First Home Bancorp of NJ                    0.64  114.23    1.39         14.18  180.93    12.05   183.94    10.86
FFSL  First Independence Corp. of KS              0.87   69.37    0.91          NM    127.16    13.26   127.16    19.67
FISB  First Indiana Corp. of IN                   1.50   91.12    1.62         21.15  179.74    17.19   181.99    17.31
FKFS  First Keystone Fin. Corp of PA              1.60   30.58    0.84         23.89  168.94    12.34   168.94    16.71
FLKY  First Lancaster Bncshrs of KY               1.93   15.10    0.33          NM    107.89    35.55   107.89    27.84
FLFC  First Liberty Fin. Corp. of GA              0.81  110.00    1.29         19.13  205.28    15.13   227.68    23.38
CASH  First Midwest Fin. Corp. of IA              0.85   75.48    0.93         19.87  127.21    14.49   143.57    15.65
FMBD  First Mutual Bancorp of IL                  0.19  182.28    0.46          NM    124.18    15.95   163.93      NM
FMSB  First Mutual SB of Bellevue WA*             0.01     NA     1.27         17.47  249.77    17.04   249.77    17.93
FNGB  First Northern Cap. Corp of WI              0.06  798.69    0.53          NM    167.32    18.87   167.32    21.62
FFPB  First Palm Beach Bancorp of FL              0.73   55.75    0.60          NM    180.93    11.89   185.45      NM


                                                                  Dividend Data(6)
                                                              ------------------------
                                                              Ind.    Divi-
                                                              Div./   dend      Payout
Financial Institution                                         Share   Yield     Ratio(7)
---------------------                                         -----   -----      -----
                                                               ($)     (%)         (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
EBSI  Eagle Bancshares of Tucker GA                            0.60    3.10       NM
EGFC  Eagle Financial Corp. of CT                              1.00    2.53       NM
ETFS  East Texas Fin. Serv. of TX                              0.20    0.98      58.82
EMLD  Emerald Financial Corp of OH                             0.24    1.45      29.63
EIRE  Emerald Island Bancorp, MA*                              0.28    1.10      18.42
EFBC  Empire Federal Bancorp of MT                             0.30    1.67       NM
EFBI  Enterprise Fed. Bancorp of OH                            1.00    3.96       NM
EQSB  Equitable FSB of Wheaton MD                              0.00    0.00       0.00
FCBF  FCB Fin. Corp. of Neenah WI                              0.80    2.91       NM
FFBS  FFBS Bancorp of Columbus MS                              0.50    2.35      52.63
FFDF  FFD Financial Corp. of OH                                0.30    1.73      30.61
FFLC  FFLC Bancorp of Leesburg FL                              0.48    1.56      45.28
FFFC  FFVA Financial Corp. of VA                               0.48    1.43      36.36
FFWC  FFW Corporation of Wabash IN                             0.72    2.38      38.10
FFYF  FFY Financial Corp. of OH                                0.70    2.51      54.69
FMCO  FMS Financial Corp. of NJ                                0.28    1.03      17.95
FFHH  FSF Financial Corp. of MN                                0.50    2.53      64.10
FOBC  Fed One Bancorp of Wheeling WV                           0.62    2.38      62.63
FBCI  Fidelity Bancorp of Chicago IL                           0.32    1.25      33.68
FSBI  Fidelity Bancorp, Inc. of PA                             0.36    1.62      33.33
FFFL  Fidelity FSB, MHC of FL (47.7)                           0.90    3.01       NM
FFED  Fidelity Fed. Bancorp of IN                              0.40    4.26       NM
FFOH  Fidelity Financial of OH                                 0.28    1.78      54.90
FIBC  Financial Bancorp, Inc. of NY                            0.40    1.76      45.98
FBSI  First Bancshares of MO                                   0.20    0.87      15.50
FBBC  First Bell Bancorp of PA                                 0.40    2.32      37.74
FBER  First Bergen Bancorp of NJ                               0.20    1.07      52.63
SKBO  First Carnegie,MHC of PA(45.0)                           0.30    1.57       NM
FSTC  First Citizens Corp of GA                                0.44    1.26      30.34
FCME  First Coastal Corp. of ME*                               0.00    0.00       0.00
FFBA  First Colorado Bancorp of Co                             0.48    2.29      61.54
FDEF  First Defiance Fin.Corp. of OH                           0.32    2.03      74.42
FESX  First Essex Bancorp of MA*                               0.48    2.40      36.36
FFES  First FS&LA of E. Hartford CT                            0.60    1.63      39.47
FFSX  First FS&LA. MHC of IA (46.1)                            0.48    1.63      69.57
BDJI  First Fed. Bancorp. of MN                                0.00    0.00       0.00
FFBH  First Fed. Bancshares of AR                              0.24    1.12      29.63
FTFC  First Fed. Capital Corp. of WI                           0.48    1.68      40.68
FFKY  First Fed. Fin. Corp. of KY                              0.56    2.67      49.12
FFBZ  First Federal Bancorp of OH                              0.24    1.17      27.27
FFCH  First Fin. Holdings Inc. of SC                           0.72    1.87      50.35
FFBI  First Financial Bancorp of IL                            0.00    0.00       NM
FFHC  First Financial Corp. of WI(8)                           0.60    1.70      39.74
FFHS  First Franklin Corp. of OH                               0.32    1.39       NM
FGHC  First Georgia Hold. Corp of GA                           0.05    0.56      15.63
FSPG  First Home Bancorp of NJ                                 0.40    1.72      24.39
FFSL  First Independence Corp. of KS                           0.25    1.69      53.19
FISB  First Indiana Corp. of IN                                0.48    1.94      41.03
FKFS  First Keystone Fin. Corp of PA                           0.20    0.62      14.81
FLKY  First Lancaster Bncshrs of KY                            0.50    3.15       NM
FLFC  First Liberty Fin. Corp. of GA                           0.40    1.58      30.30
CASH  First Midwest Fin. Corp. of IA                           0.36    1.81      36.00
FMBD  First Mutual Bancorp of IL                               0.32    1.68       NM
FMSB  First Mutual SB of Bellevue WA*                          0.20    0.73      12.82
FNGB  First Northern Cap. Corp of WI                           0.32    2.35      72.73
FFPB  First Palm Beach Bancorp of FL                           0.60    1.52       NM

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                                                Exhibit 1 (continued)
                                                                      Weekly Thrift Market Line - Part Two
                                                                          Prices As Of October 3, 1997

                                                             Key Financial Ratios                          Asset Quality Ratios
                                            ----------------------------------------------------------    ----------------------
                                                     Tang.     Reported Earnings        Core Earnings
                                            Equity/ Equity/ -----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FSLA  First SB SLA MHC of NJ (47.5)           9.42     8.40    0.58    6.23    2.22       0.91    9.74       0.68   83.02    1.06
SOPN  First SB, SSB, Moore Co. of NC         22.83    22.83    1.44    5.83    4.33       1.73    6.99       0.08  241.60    0.31
FWWB  First Savings Bancorp of WA*           14.75    13.57    1.05    6.25    3.60       1.00    5.90       0.30  215.39    0.97
SHEN  First Shenango Bancorp of PA           10.95    10.95    0.89    7.82    5.14       1.16   10.18       0.53  137.62    1.15
FSFC  First So.east Fin. Corp. of SC(8)      10.06    10.06    0.70    6.85    3.26       1.05   10.34       0.06  655.50    0.50
FBNW  FirstBank Corp of Clarkston WA         18.04    18.04    0.70    3.86    3.18       0.57    3.14       2.07   31.12    0.78
FFDB  FirstFed Bancorp of AL                  9.42     8.58    0.62    6.31    5.35       0.94    9.63       0.84   49.36    0.59
FSPT  FirstSpartan Fin. Corp. of SC          26.32    26.32    0.95    3.62    2.58       1.11    4.20       0.44   61.30    0.49
FLAG  Flag Financial Corp of GA               9.58     9.58   -0.03   -0.29   -0.18       0.15    1.65       4.27   47.62    2.91
FLGS  Flagstar Bancorp, Inc of MI             5.46     5.46    0.00    0.00    0.00       0.00    0.00       3.41    8.26    0.32
FFIC  Flushing Fin. Corp. of NY*             15.47    15.47    0.93    5.55    4.04       0.97    5.78       0.29  223.21    1.15
FBHC  Fort Bend Holding Corp. of TX           6.03     5.62    0.19    3.18    3.29       0.44    7.36       0.37  141.08    1.03
FTSB  Fort Thomas Fin. Corp. of KY           16.04    16.04    0.54    2.94    2.36       0.81    4.45       1.48   32.73    0.54
FKKY  Frankfort First Bancorp of KY          16.92    16.92   -0.28   -1.14   -1.10       0.56    2.28       0.09   86.21    0.08
FTNB  Fulton Bancorp of MO                   25.11    25.11    0.89    4.03    2.27       1.07    4.83       0.81  112.62    1.03
GFSB  GFS Bancorp of Grinnell IA             11.44    11.44    1.00    8.59    5.97       1.22   10.55       1.00   70.07    0.82
GUPB  GFSB Bancorp of Gallup NM              14.87    14.87    0.76    4.35    3.63       0.96    5.50       0.15  247.45    0.65
GSLA  GS Financial Corp. of LA               45.63    45.63    1.08    3.63    2.08       1.08    3.63       0.11  293.18    0.84
GOSB  GSB Financial Corp. of NY              27.06    27.06    1.02    3.77    3.20       0.86    3.19        NA      NA      NA
GWBC  Gateway Bancorp of KY(8)               27.04    27.04    0.83    3.23    2.89       1.15    4.47       0.90   14.14    0.38
GBCI  Glacier Bancorp of MT                   9.74     9.48    1.44   15.09    5.68       1.61   16.87       0.27  229.89    0.85
GFCO  Glenway Financial Corp. of OH           9.49     9.36    0.43    4.51    3.50       0.72    7.57       0.31   91.62    0.34
GTPS  Great American Bancorp of IL           21.43    21.43    0.26    1.09    1.03       0.32    1.37       0.23  140.69    0.44
GTFN  Great Financial Corp. of KY(8)          9.24     8.84    0.75    7.89    3.70       0.71    7.50       3.06   15.68    0.72
GSBC  Great Southern Bancorp of MO            8.53     8.53    1.38   14.76    5.82       1.56   16.69       1.91  114.73    2.59
GDVS  Greater DV SB,MHC of PA (19.9)*        11.57    11.57    0.32    2.71    0.95       0.58    4.95       2.79   43.15    1.93
GSFC  Green Street Fin. Corp. of NC          36.26    36.26    1.37    3.84    2.77       1.66    4.66       0.16   83.63    0.18
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)      13.78    13.78    0.61    4.30    1.49       0.92    6.51       0.50  216.62    1.36
HCBB  HCB Bancshares of AR                   18.25    17.49   -0.11   -0.58   -0.59       0.39    2.11       0.43  173.49    1.49
HEMT  HF Bancorp of Hemet CA                  8.21     6.72   -0.27   -3.07   -2.34      -1.88  -21.03        NA      NA      NA
HFFC  HF Financial Corp. of SD                9.43     9.43    0.66    7.12    4.64       0.89    9.66       0.33  244.25    1.01
HFNC  HFNC Financial Corp. of NC             17.99    17.99    0.86    3.47    2.71       1.19    4.76       0.87   97.22    1.14
HMNF  HMN Financial, Inc. of MN              14.43    14.43    0.71    4.79    3.69       0.88    5.96       0.08  531.97    0.71
HALL  Hallmark Capital Corp. of WI            7.24     7.24    0.48    6.83    4.93       0.61    8.62       0.16  273.18    0.64
HARB  Harbor FSB, MHC of FL (46.6)(8)         8.39     8.11    0.95   11.52    3.67       1.23   14.84       0.46  222.68    1.37
HRBF  Harbor Federal Bancorp of MD           12.90    12.90    0.46    3.52    2.47       0.71    5.46       0.05  379.63    0.28
HFSA  Hardin Bancorp of Hardin MO            12.48    12.48    0.52    3.53    3.20       0.79    5.41       0.09  179.21    0.32
HARL  Harleysville SA of PA                   6.53     6.53    0.75   11.71    5.59       1.03   16.04       0.03     NA     0.77
HFGI  Harrington Fin. Group of IN             5.59     5.59    0.39    8.22    4.52       0.33    6.87       0.25   18.93    0.23
HARS  Harris SB, MHC of PA (24.3)             8.01     7.01    0.49    5.78    1.68       0.62    7.24       0.65   64.15    0.97
HFFB  Harrodsburg 1st Fin Bcrp of KY         26.93    26.93    1.03    3.77    3.41       1.36    5.01       0.47   59.81    0.38
HHFC  Harvest Home Fin. Corp. of OH          12.50    12.50    0.27    1.87    1.80       0.58    4.07       0.11  117.00    0.26
HAVN  Haven Bancorp of Woodhaven NY           5.95     5.93    0.56    9.27    4.86       0.83   13.79       0.74   86.28    1.15
HTHR  Hawthorne Fin. Corp. of CA              4.60     4.60    0.23    5.32    3.37       0.51   11.47       7.17   19.99    1.67
HMLK  Hemlock Fed. Fin. Corp. of IL          18.77    18.77    0.13    0.98    0.61       0.73    5.40        NA      NA     1.30
HBNK  Highland Federal Bank of CA             7.47     7.47    0.46    6.25    3.10       0.68    9.17       3.09   55.00    2.13
HIFS  Hingham Inst. for Sav. of MA*           9.35     9.35    1.21   12.60    6.70       1.21   12.60       0.41  165.13    0.89
HBEI  Home Bancorp of Elgin IL               26.70    26.70    0.49    1.99    1.41       0.85    3.42       0.41   69.84    0.36
HBFW  Home Bancorp of Fort Wayne IN          13.29    13.29    0.56    3.93    2.94       0.89    6.27       0.05  835.54    0.51
HBBI  Home Building Bancorp of IN            12.82    12.82    0.20    1.59    1.32       0.52    4.05       0.38   47.98    0.29
HCFC  Home City Fin. Corp. of OH             20.41    20.41    0.91    5.48    3.87       1.19    7.18       0.59  106.97    0.79
HOMF  Home Fed Bancorp of Seymour IN          8.48     8.22    1.05   12.65    6.12       1.22   14.72       0.46  117.33    0.62
HWEN  Home Financial Bancorp of IN           16.93    16.93    0.64    3.78    3.22       0.80    4.76       1.74   31.30    0.67
HPBC  Home Port Bancorp, Inc. of MA*         10.56    10.56    1.67   15.78    7.13       1.66   15.69       0.08     NA     1.56
HMCI  Homecorp, Inc. of Rockford IL           6.54     6.54    0.14    2.17    1.54       0.43    6.83       3.35   14.24    0.59
HZFS  Horizon Fin'l. Services of IA           9.79     9.79    0.36    3.35    3.25       0.57    5.36       1.22   33.30    0.66


                                                        Pricing Ratios                       Dividend Data (6)
                                            ----------------------------------------      ------------------------
                                                                     Price/  Price/       Ind.    Divi-
                                            Price/   Price/  Price/  Tang.    Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets  Book   Earnings      Share   Yield   Ratio(7)
---------------------                       ------- ------- ------- ------- --------      ------- ------- --------
                                              (X)     (%)     (%)     (%)     (x)           ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FSLA  First SB SLA MHC of NJ (47.5)             NM   268.86   25.32     NM    28.80         0.48    1.33   60.00
SOPN  First SB, SSB, Moore Co. of NC          23.11  134.17   30.64  134.17   19.29         0.88    3.59     NM
FWWB  First Savings Bancorp of WA*            27.81  175.16   25.84  190.38   29.46         0.28    1.13   31.46
SHEN  First Shenango Bancorp of PA            19.45  151.13   16.55  151.13   14.94         0.60    1.83   35.50
FSFC  First So.east Fin. Corp. of SC(8)         NM   203.38   20.46  203.38   20.31         0.24    1.48   45.28
FBNW  FirstBank Corp of Clarkston WA            NM   121.43   21.90  121.43     NM          0.00    0.00    0.00
FFDB  FirstFed Bancorp of AL                  18.68  122.58   11.54  134.47   12.24         0.50    2.82   52.63
FSPT  FirstSpartan Fin. Corp. of SC             NM   140.25   36.92  140.25     NM          0.00    0.00    0.00
FLAG  Flag Financial Corp of GA                 NM   160.44   15.37  160.44     NM          0.34    2.03     NM
FLGS  Flagstar Bancorp, Inc of MI               NM      NM    18.45     NM      NM          0.00    0.00     NM
FFIC  Flushing Fin. Corp. of NY*              24.73  137.89   21.34  137.89   23.71         0.24    1.04   25.81
FBHC  Fort Bend Holding Corp. of TX             NM    96.82    5.84  103.97   13.16         0.20    0.89   27.03
FTSB  Fort Thomas Fin. Corp. of KY              NM   134.62   21.59  134.62   28.00         0.25    1.79     NM
FKKY  Frankfort First Bancorp of KY             NM   146.84   24.84  146.84     NM          0.36    3.60     NM
FTNB  Fulton Bancorp of MO                      NM   153.17   38.46  153.17     NM          0.20    0.89   39.22
GFSB  GFS Bancorp of Grinnell IA              16.76  138.37   15.83  138.37   13.66         0.26    1.76   29.55
GUPB  GFSB Bancorp of Gallup NM               27.53  124.93   18.58  124.93   21.75         0.40    1.84   50.63
GSLA  GS Financial Corp. of LA                  NM   100.06   45.66  100.06     NM          0.28    1.71     NM
GOSB  GSB Financial Corp. of NY                 NM   117.92   31.91  117.92     NM          0.00    0.00    0.00
GWBC  Gateway Bancorp of KY(8)                  NM   112.22   30.34  112.22   25.00         0.40    2.22     NM
GBCI  Glacier Bancorp of MT                   17.61  238.55   23.24  245.19   15.75         0.48    2.48   43.64
GFCO  Glenway Financial Corp. of OH           28.54  126.62   12.01  128.34   16.99         0.80    2.64     NM
GTPS  Great American Bancorp of IL              NM   110.91   23.77  110.91     NM          0.40    2.16     NM
GTFN  Great Financial Corp. of KY(8)          27.04  210.78   19.47  220.17   28.48         0.60    1.40   37.74
GSBC  Great Southern Bancorp of MO            17.17  265.10   22.62  265.10   15.19         0.44    2.23   38.26
GDVS  Greater DV SB,MHC of PA (19.9)*           NM   280.67   32.47  280.67     NM          0.36    1.48     NM
GSFC  Green Street Fin. Corp. of NC             NM   137.47   49.85  137.47   29.78         0.44    2.17     NM
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)         NM   281.25   38.76  281.25     NM          0.44    1.78     NM
HCBB  HCB Bancshares of AR                      NM    99.20   18.10  103.50     NM          0.00    0.00     NM
HEMT  HF Bancorp of Hemet CA                    NM   133.02   10.92  162.58     NM          0.00    0.00     NM
HFFC  HF Financial Corp. of SD                21.54  149.04   14.06  149.04   15.87         0.42    1.58   34.15
HFNC  HFNC Financial Corp. of NC                NM   169.37   30.47  169.37   26.90         0.28    1.76   65.12
HMNF  HMN Financial, Inc. of MN               27.13  131.31   18.95  131.31   21.79         0.00    0.00    0.00
HALL  Hallmark Capital Corp. of WI            20.30  131.32    9.51  131.32   16.07         0.00    0.00    0.00
HARB  Harbor FSB, MHC of FL (46.6)(8)         27.25  296.39   24.87     NM    21.16         1.40    2.51   68.29
HRBF  Harbor Federal Bancorp of MD              NM   142.60   18.39  142.60   26.11         0.48    2.04     NM
HFSA  Hardin Bancorp of Hardin MO               NM   115.49   14.41  115.49   20.36         0.48    2.65     NM
HARL  Harleysville SA of PA                   17.89  196.24   12.82  196.24   13.06         0.40    1.53   27.40
HFGI  Harrington Fin. Group of IN             22.13  176.01    9.84  176.01   26.47         0.12    0.89   19.67
HARS  Harris SB, MHC of PA (24.3)               NM      NM    25.84     NM      NM          0.58    1.23   73.42
HFFB  Harrodsburg 1st Fin Bcrp of KY          29.31  111.25   29.96  111.25   22.08         0.40    2.48   72.73
HHFC  Harvest Home Fin. Corp. of OH             NM   112.33   14.04  112.33   25.50         0.44    3.45     NM
HAVN  Haven Bancorp of Woodhaven NY           20.57  177.69   10.56  178.28   13.83         0.60    1.40   28.71
HTHR  Hawthorne Fin. Corp. of CA              29.69  145.37    6.68  145.37   13.77         0.00    0.00    0.00
HMLK  Hemlock Fed. Fin. Corp. of IL             NM   110.89   20.82  110.89   30.00         0.24    1.45     NM
HBNK  Highland Federal Bank of CA               NM   189.14   14.14  189.14   21.99         0.00    0.00    0.00
HIFS  Hingham Inst. for Sav. of MA*           14.92  177.66   16.62  177.66   14.92         0.48    1.73   25.81
HBEI  Home Bancorp of Elgin IL                  NM   129.28   34.51  129.28     NM          0.40    2.25     NM
HBFW  Home Bancorp of Fort Wayne IN             NM   139.05   18.47  139.05   21.30         0.20    0.82   27.78
HBBI  Home Building Bancorp of IN               NM   118.85   15.23  118.85   29.73         0.30    1.36     NM
HCFC  Home City Fin. Corp. of OH              25.82  105.00   21.43  105.00   19.69         0.32    2.03   52.46
HOMF  Home Fed Bancorp of Seymour IN          16.34  193.55   16.41  199.64   14.04         0.50    1.52   24.75
HWEN  Home Financial Bancorp of IN              NM   109.41   18.52  109.41   24.63         0.20    1.19   37.04
HPBC  Home Port Bancorp, Inc. of MA*          14.02  211.76   22.35  211.76   14.11         0.80    3.32   46.51
HMCI  Homecorp, Inc. of Rockford IL             NM   136.61    8.93  136.61   20.59         0.00    0.00    0.00
HZFS  Horizon Fin'l. Services of IA             NM   101.27    9.91  101.27   19.23         0.32    1.60   49.23

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                        Exhibit 1 (continued)
                Weekly Thrift Market Line - Part Two
                    Prices As Of October 3, 1997

                                                        Key Financial Ratios                          Asset Quality Ratios
                                       ----------------------------------------------------------    ----------------------
                                                Tang.      Reported Earnings       Core Earnings
                                       Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                  Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                  ------- -------  ------  ------  ------     ------  ------     ------  ------  ------
                                         (%)     (%)     (%)     (%)     (%)         (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HRZB  Horizon Financial Corp. of WA*     15.60  15.60    1.57    9.99    6.29       1.54    9.80        NA      NA     0.84
IBSF  IBS Financial Corp. of NJ          17.41  17.41    0.49    2.68    1.93       0.86    4.71       0.08  171.10    0.52
ISBF  ISB Financial Corp. of LA          12.19  10.33    0.69    4.59    2.87       0.93    6.20        NA      NA     0.80
ITLA  Imperial Thrift & Loan of CA*      10.99  10.94    1.47   12.75    6.99       1.47   12.75       1.47   84.20    1.50
IFSB  Independence FSB of DC              6.52   5.72    0.14    2.19    2.00       0.33    4.98       2.02    9.82    0.32
INCB  Indiana Comm. Bank, SB of IN       12.17  12.17    0.19    1.55    1.25       0.54    4.31       0.13  541.46    0.90
INBI  Industrial Bancorp of OH           17.71  17.71    0.72    3.87    2.57       1.42    7.57       0.30  156.98    0.55
IWBK  Interwest SB of Oak Harbor WA       6.78   6.63    0.87   12.91    4.52       1.18   17.52       0.64   73.79    0.78
IPSW  Ipswich SB of Ipswich MA*           5.71   5.71    1.21   20.39    6.59       0.95   16.02       1.52   56.87    1.18
JXVL  Jacksonville Bancorp of TX         14.92  14.92    1.02    6.45    4.93       1.34    8.46       0.78   67.63    0.70
JXSB  Jcksnville SB,MHC of IL (45.6)     10.50  10.50    0.30    2.72    1.64       0.66    5.97       0.66   72.96    0.61
JSBA  Jefferson Svgs Bancorp of MO        8.20   6.24    0.30    3.91    1.69       0.70    9.25       0.46  140.15    0.84
JOAC  Joachim Bancorp of MO              28.17  28.17    0.47    1.59    1.53       0.77    2.62       0.20  109.86    0.32
KSAV  KS Bancorp of Kenly NC             13.53  13.52    0.96    6.86    5.76       1.25    8.89       0.35   80.53    0.33
KSBK  KSB Bancorp of Kingfield ME(8)*     7.16   6.74    0.96   13.72    7.93       1.00   14.25       1.78   43.20    1.03
KFBI  Klamath First Bancorp of OR        19.55  19.55    0.81    3.67    2.27       1.23    5.54       0.08  213.23    0.23
LSBI  LSB Fin. Corp. of Lafayette IN      8.85   8.85    0.77    8.34    5.81       0.68    7.35       1.17   63.71    0.84
LVSB  Lakeview SB of Paterson NJ          9.52   7.61    1.37   13.73    6.50       0.95    9.53       0.98   66.74    1.50
LARK  Landmark Bancshares of KS          13.79  13.79    0.89    5.95    4.48       1.05    7.01       0.31  123.70    0.57
LARL  Laurel Capital Group of PA         10.03  10.03    1.14   10.88    6.47       1.43   13.72       0.43  212.35    1.31
LSBX  Lawrence Savings Bank of MA*        8.69   8.69    1.75   20.90   10.77       1.73   20.60       0.30  328.94    2.29
LFED  Leeds FSB, MHC of MD (36.3)        16.29  16.29    0.84    5.20    2.23       1.18    7.27       0.03  609.09    0.31
LXMO  Lexington B&L Fin. Corp. of MO     28.32  28.32    1.03    3.49    3.33       1.33    4.50       0.48   78.37    0.49
LIFB  Life Bancorp of Norfolk VA         10.55  10.25    0.71    6.60    3.85       0.87    8.03       0.39  166.43    1.48
LFBI  Little Falls Bancorp of NJ         13.28  12.26    0.27    1.94    1.57       0.48    3.41       1.04   33.93    0.82
LOGN  Logansport Fin. Corp. of IN        19.20  19.20    1.17    5.64    4.70       1.52    7.31       0.61   44.88    0.38
LONF  London Financial Corp. of OH       19.66  19.66    0.66    3.18    3.00       1.00    4.83       0.80   61.11    0.63
LISB  Long Island Bancorp, Inc of NY      8.99   8.90    0.61    6.58    3.15       0.71    7.63       1.03   55.02    0.92
MAFB  MAF Bancorp of IL                   7.78   6.80    0.88   11.34    5.53       1.16   14.98       0.45  120.51    0.71
MBLF  MBLA Financial Corp. of MO         12.15  12.15    0.67    5.10    4.23       0.85    6.52       0.25  109.19    0.50
MFBC  MFB Corp. of Mishawaka IN          13.65  13.65    0.57    3.66    3.24       0.86    5.52       0.08  177.07    0.19
MLBC  ML Bancorp of Villanova PA(8)       6.93   6.81    0.74   10.25    4.50       0.67    9.28       0.46  163.34    1.71
MSBF  MSB Financial Corp. of MI          16.99  16.99    1.19    6.43    3.77       1.47    7.91       0.66   61.34    0.44
MGNL  Magna Bancorp of MS(8)             10.22   9.95    1.39   14.23    4.50       1.53   15.70       2.92   26.42    1.11
MARN  Marion Capital Holdings of IN      22.55  22.55    1.39    6.09    5.26       1.67    7.28       0.81  144.01    1.35
MRKF  Market Fin. Corp. of OH            34.99  34.99    0.84    3.14    2.17       0.84    3.14       0.75   12.24    0.20
MFCX  Marshalltown Fin. Corp. of IA(8)   15.74  15.74    0.34    2.15    1.76       0.73    4.66        NA      NA     0.19
MFSL  Maryland Fed. Bancorp of MD         8.38   8.28    0.61    7.41    4.67       0.89   10.72       0.47   85.38    0.46
MASB  MassBank Corp. of Reading MA*      10.64  10.64    1.10   10.79    5.93       1.04   10.24       0.16  149.80    0.87
MFLR  Mayflower Co-Op. Bank of MA*        9.68   9.52    1.03   10.64    6.95       0.97   10.03       0.96   92.14    1.52
MECH  Mechanics SB of Hartford CT*       10.23  10.23    1.92   19.45   10.77       1.92   19.45       1.13  152.02    2.58
MDBK  Medford Bank of Medford, MA*        8.99   8.38    1.08   12.07    6.90       1.01   11.29       0.37  176.45    1.22
MERI  Meritrust FSB of Thibodaux LA       8.20   8.20    0.67    8.71    4.15       1.05   13.56       0.37   83.87    0.58
MWBX  MetroWest Bank of MA*               7.44   7.44    1.38   18.37    6.30       1.38   18.37       0.91  126.64    1.48
MCBS  Mid Continent Bancshares of KS(8)   9.39   9.39    1.02    9.79    4.68       1.16   11.10       0.15   71.76    0.19
MIFC  Mid Iowa Financial Corp. of IA      9.34   9.34    1.00   10.76    7.02       1.40   15.15       0.02     NA     0.45
MCBN  Mid-Coast Bancorp of ME             8.60   8.60    0.43    4.92    3.93       0.67    7.71       0.73   70.32    0.62
MWBI  Midwest Bancshares, Inc. of IA      6.91   6.91    0.45    6.61    4.41       0.75   10.99       0.77   63.17    0.81
MWFD  Midwest Fed. Fin. Corp of WI        8.81   8.50    1.43   16.39    6.88       1.09   12.55       0.12  658.13    1.05
MFFC  Milton Fed. Fin. Corp. of OH       13.12  13.12    0.49    3.07    2.69       0.68    4.25       0.32   86.42    0.46
MIVI  Miss. View Hold. Co. of MN         18.87  18.87    0.69    3.74    3.23       1.03    5.57       0.33  370.39    1.91
MBSP  Mitchell Bancorp of NC*            43.36  43.36    1.40    3.24    2.96       1.64    3.81       2.03   26.19    0.62
MBBC  Monterey Bay Bancorp of CA         11.33  10.45    0.25    2.04    1.45       0.47    3.87       0.33  111.47    0.60
MONT  Montgomery Fin. Corp. of IN        17.91  17.91    0.42    2.32    2.10       0.67    3.74       0.59   29.46    0.21
MSBK  Mutual SB, FSB of Bay City MI       6.07   6.07    0.11    1.93    1.27       0.04    0.75       0.11  272.91    0.67
NHTB  NH Thrift Bancshares of NH          7.65   6.52    0.39    5.25    2.57       0.58    7.77       0.70  125.20    1.05

                                                     Pricing Ratios                                 Dividend Data(6)
                                      -----------------------------------------------------   ------------------------------
                                                                          Price/    Price/     Ind.       Divi-
                                        Price/     Price/     Price/      Tang.      Core      Div./      dend       Payout
Financial Institution                  Earning      Book      Assets      Book     Earnings    Share      Yield      Ratio(7)
---------------------                 --------    --------   -------    ---------  --------   -------     -----      --------
                                        (X)         (%)        (%)         (%)        (x)       ($)        (%)         (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HRZB  Horizon Financial Corp. of WA*   15.89       155.82    24.31       155.82     16.19     0.44        2.59       41.12
IBSF  IBS Financial Corp. of NJ          NM        147.71    25.71       147.71     29.52     0.40        2.34         NM
ISBF  ISB Financial Corp. of LA          NM        162.06    19.75       191.11     25.84     0.50        1.86       64.94
ITLA  Imperial Thrift & Loan of CA*    14.31       174.08    19.12       174.81     14.31     0.00        0.00        0.00
IFSB  Independence FSB of DC             NM        108.37     7.07       123.61     21.97     0.22        1.52         NM
INCB  Indiana Comm. Bank, SB of IN       NM        123.28    15.01       123.28     28.77     0.36        2.36         NM
INBI  Industrial Bancorp of OH           NM        150.47    26.64       150.47     19.89     0.56        3.20         NM
IWBK  Interwest SB of Oak Harbor WA    22.15       260.74    17.68       266.60     16.32     0.64        1.59       35.16
IPSW  Ipswich SB of Ipswich MA*        15.18       280.22    16.00       280.22     19.32     0.12        0.94       14.29
JXVL  Jacksonville Bancorp of TX       20.28       134.69    20.09       134.69     15.47     0.50        2.74       55.56
JXSB  Jcksnville SB,MHC of IL (45.6)     NM        163.81    17.20       163.81     27.85     0.40        1.82         NM
JSBA  Jefferson Svgs Bancorp of MO       NM        192.42    15.77       252.60     25.07     0.40        0.98       57.97
JOAC  Joachim Bancorp of MO              NM        110.05    31.00       110.05       NM      0.50        3.33         NM
KSAV  KS Bancorp of Kenly NC           17.36       115.60    15.64       115.67     13.39     0.60        3.20       55.56
KSBK  KSB Bancorp of Kingfield ME(8)*  12.62       161.98    11.60       172.18     12.15     0.08        0.61        7.69
KFBI  Klamath First Bancorp of OR        NM        170.77    33.38       170.77     29.22     0.30        1.24       54.55
LSBI  LSB Fin. Corp. of Lafayette IN   17.22       141.00    12.48       141.00     19.55     0.34        1.31       22.52
LVSB  Lakeview SB of Paterson NJ       15.38       214.72    20.43       268.53     22.15     0.25        0.58        8.99
LARK  Landmark Bancshares of KS        22.35       137.38    18.94       137.38     18.98     0.40        1.58       35.40
LARL  Laurel Capital Group of PA       15.45       168.84    16.93       168.84     12.25     0.52        2.09       32.30
LSBX  Lawrence Savings Bank of MA*      9.29       174.50    15.17       174.50      9.42     0.00        0.00        0.00
LFED  Leeds FSB, MHC of MD (36.3)        NM        225.42    36.72       225.42       NM      0.76        2.49         NM
LXMO  Lexington B&L Fin. Corp. of MO   30.00       111.94    31.70       111.94     23.24     0.30        1.82       54.55
LIFB  Life Bancorp of Norfolk VA       25.99       164.68    17.37       169.46     21.34     0.48        1.83       47.52
LFBI  Little Falls Bancorp of NJ         NM        127.50    16.93       138.06       NM      0.20        1.08       68.97
LOGN  Logansport Fin. Corp. of IN      21.28       124.31    23.87       124.31     16.41     0.40        2.54       54.05
LONF  London Financial Corp. of OH       NM        109.59    21.55       109.59     21.92     0.24        1.50       50.00
LISB  Long Island Bancorp, Inc of NY     NM        206.36    18.56       208.43     27.40     0.60        1.31       41.67
MAFB  MAF Bancorp of IL                18.07       198.03    15.41       226.65     13.68     0.28        0.84       15.22
MBLF  MBLA Financial Corp. of MO       23.65       119.43    14.51       119.43     18.49     0.40        1.52       36.04
MFBC  MFB Corp. of Mishawaka IN          NM        118.45    16.17       118.45     20.47     0.32        1.35       41.56
MLBC  ML Bancorp of Villanova PA(8)    22.24       222.44    15.41       226.36     24.57     0.40        1.42       31.50
MSBF  MSB Financial Corp. of MI        26.54       169.78    28.84       169.78     21.56     0.28        1.62       43.08
MGNL  Magna Bancorp of MS(8)           22.22       298.21    30.49          NM      20.13     0.60        2.00       44.44
MARN  Marion Capital Holdings of IN    19.02       118.78    26.78       118.78     15.91     0.88        3.35       63.77
MRKF  Market Fin. Corp. of OH            NM         99.53    34.83        99.53       NM      0.28        1.90         NM
MFCX  Marshalltown Fin. Corp. of IA(8    NM        119.47    18.81       119.47     26.15     0.00        0.00        0.00
MFSL  Maryland Fed. Bancorp of MD      21.43       153.87    12.90       155.83     14.81     0.84        1.81       38.71
MASB  MassBank Corp. of Reading MA*    16.85       170.75    18.16       170.75     17.76     0.96        2.09       35.16
MFLR  Mayflower Co-Op. Bank of MA*     14.39       146.31    14.16       148.81     15.27     0.68        3.40       48.92
MECH  Mechanics SB of Hartford CT*      9.28       160.83    16.46       160.83      9.28     0.00        0.00        0.00
MDBK  Medford Bank of Medford, MA*     14.49       167.14    15.03       179.38     15.50     0.72        2.03       29.39
MERI  Meritrust FSB of Thibodaux LA    24.12       198.18    16.26       198.18     15.48     0.70        1.46       35.18
MWBX  MetroWest Bank of MA*            15.87       273.18    20.32       273.18     15.87     0.12        1.45       23.08
MCBS  Mid Continent Bancshares of KS(  21.39       204.19    19.17       204.19     18.87     0.40        1.00       21.39
MIFC  Mid Iowa Financial Corp. of IA   14.25       144.57    13.51       144.57     10.12     0.08        0.79       11.27
MCBN  Mid-Coast Bancorp of ME          25.47       122.39    10.53       122.39     16.27     0.52        1.93       49.06
MWBI  Midwest Bancshares, Inc. of IA   22.65       140.94     9.74       140.94     13.62     0.60        1.46       33.15
MWFD  Midwest Fed. Fin. Corp of WI     14.53       231.94    20.44       240.52     18.98     0.34        1.31       18.99
MFFC  Milton Fed. Fin. Corp. of OH       NM        113.50    21.42       113.50     20.74     0.16        0.88       27.12
MIVI  Miss. View Hold. Co. of MN         NM        127.53    16.73       127.53     26.85     0.60        4.14         NM
MBSP  Mitchell Bancorp of NC*            NM        112.09    48.61       112.09     28.75     0.40        2.32         NM
MBBC  Monterey Bay Bancorp of CA         NM        138.60    15.71       150.38       NM      0.12        0.60       41.38
MONT  Montgomery Fin. Corp. of IN        NM        110.25    19.75       110.25     29.45     0.22        1.78         NM
MSBK  Mutual SB, FSB of Bay City MI      NM        147.54     8.96       147.54       NM      0.00        0.00        0.00
NHTB  NH Thrift Bancshares of NH         NM        178.27    13.64       209.37     26.25     0.50        2.38         NM

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit 1 (continued)
                     Weekly Thrift Market Line - Part Two
                         Prices As Of October 3, 1997

                                                                 Key Financial Ratios                        Asset Quality Ratios
                                             ----------------------------------------------------------     ----------------------
                                                      Tang.      Reported Earnings       Core Earnings
                                             Equity/ Equity/  ----------------------     --------------      WPAs   Resvs/  Resvs/
Financial Institution                        Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets  NPAs    Loans
---------------------                        ------- -------  ------  ------  ------     ------  ------     ------  ------  ------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
NSLB  NS&L Bancorp of Neosho MO              19.56    19.56    0.49    2.37    2.16       0.77    3.71       0.03  210.00   0.13
NMSB  Newmil Bancorp. of CT*                  9.81     9.81    0.83    8.14    4.86       0.79    7.78       1.11  152.08   3.18
NASB  North American SB of MO                 7.68     7.42    1.26   17.18    8.04       1.19   16.18       3.11   27.16   0.98
NBSI  North Bancshares of Chicago IL         14.14    14.14    0.49    3.27    2.37       0.68    4.57        NA      NA    0.27
FFFD  North Central Bancshares of IA         22.67    22.67    1.64    6.41    5.30       1.90    7.41       0.12  814.90   1.19
NBN   Northeast Bancorp of ME*                6.84     5.99    0.58    8.14    5.57       0.56    7.84       1.11   86.32   1.22
NEIB  Northeast Indiana Bncrp of IN          15.19    15.19    1.04    6.33    5.03       1.22    7.42       0.40  158.86   0.71
NWEQ  Northwest Equity Corp. of WI           11.45    11.45    0.78    6.47    5.46       0.98    8.16       1.26   38.04   0.59
NWSB  Northwest SB, MHC of PA (30.7)          9.49     8.94    0.69    7.05    2.09       0.98    9.96       0.72   90.87   0.88
NSSY  Norwalk Savings Society of CT*          8.06     7.77    0.97   12.53    6.91       1.11   14.29        NA      NA    1.54
NSSB  Norwich Financial Corp. of CT*         11.17    10.08    1.09   10.08    4.79       1.04    9.58       1.29  151.12   2.83
NTMG  Nutmeg FS&LA of CT                      5.56     5.56    0.26    4.60    3.07       0.35    6.28       1.19   40.69   0.55
OHSL  OHSL Financial Corp. of OH             11.03    11.03    0.61    5.29    4.31       0.85    7.42       0.14  161.25   0.31
OCFC  Ocean Fin. Corp. of NJ                 16.25    16.25    0.03    0.16    0.11       0.98    5.97       0.55   79.68   0.87
OCN   Ocwen Financial Corp. of FL             8.75     8.36    2.81   33.59    6.04       1.69   20.28       5.11   17.43   1.34
OFCP  Ottawa Financial Corp. of MI            8.73     7.01    0.48    5.21    2.64       0.78    8.44       0.34  105.17   0.42
PFFB  PFF Bancorp of Pomona CA               10.32    10.21    0.16    1.41    1.09       0.46    4.09       1.73   60.66   1.46
PSFI  PS Financial of Chicago IL             38.70    38.70    1.94    4.74    4.09       1.96    4.81       0.79   28.66   0.51
PVFC  PVF Capital Corp. of OH                 7.04     7.04    1.04   15.23    7.53       1.33   19.49       1.24   57.99   0.78
PCCI  Pacific Crest Capital of CA*            7.09     7.09    1.04   13.26    6.58       0.97   12.43       1.29   79.26   1.67
PAMM  PacificAmerica Money Ctr of CA(8)*     22.42    22.42    5.63   41.65    6.80       5.63   41.65       4.97   27.75   2.34
PALM  Palfed, Inc. of Aiken SC(8)             8.24     8.24    0.10    1.29    0.50       0.61    7.54       2.12   51.22   1.32
PBCI  Pamrapo Bancorp, Inc. of NJ            12.74    12.64    0.90    6.37    4.69       1.24    8.78       2.77   26.10   1.29
PFED  Park Bancorp of Chicago IL             22.53    22.53    0.87    4.19    3.49       1.21    5.81       0.25  115.74   0.73
PVSA  Parkvale Financial Corp of PA           7.58     7.53    0.73    9.76    5.29       1.08   14.42       0.27  537.53   1.97
PEEK  Peekskill Fin. Corp. of NY             25.73    25.73    0.98    3.54    3.35       1.29    4.65       1.22   27.98   1.35
PFSB  PennFed Fin. Services of NJ             7.36     6.15    0.57    7.43    4.33       0.84   10.86       0.59   33.53   0.28
PWBC  PennFirst Bancorp of PA                 8.08     7.55    0.46    6.31    3.32       0.67    9.12       0.65   93.15   1.49
PWBK  Pennwood SB of PA*                     17.45    17.45    0.70    4.05    3.21       1.12    6.54       0.98   57.43   1.03
PBKB  People's SB of Brockton MA*             5.61     5.37    0.80   14.41    5.84       0.47    8.57       0.82   91.19   1.57
PFDC  Peoples Bancorp of Auburn IN           15.21    15.21    1.12    7.33    4.75       1.47    9.59       0.36   83.87   0.38
PBCT  Peoples Bank, MHC of CT (40.1)*         8.48     8.47    1.12   13.72    4.28       0.83   10.17       0.90  121.39   1.60
PFFC  Peoples Fin. Corp. of OH               27.20    27.20    0.90    3.32    3.79       0.90    3.32        NA      NA    0.39
PHBK  Peoples Heritage Fin Grp of ME*         7.72     6.51    1.28   15.68    5.69       1.29   15.88       0.91  126.66   1.66
PSFC  Peoples Sidney Fin. Corp of OH         23.26    23.26    0.92    3.97    3.39       1.21    5.18       0.84   45.79   0.44
PERM  Permanent Bancorp of IN                 9.16     9.03    0.34    3.64    2.99       0.62    6.57       1.09   45.43   0.99
PMFI  Perpetual Midwest Fin. of IA            8.53     8.53    0.12    1.38    1.08       0.29    3.36       0.40  185.58   0.95
PERT  Perpetual of SC, MHC (46.8)(8)         11.82    11.82    0.67    5.44    1.79       0.94    7.68       0.12  502.32   0.87
PCBC  Perry Co. Fin. Corp. of MO             19.19    19.19    0.93    4.93    4.31       1.07    5.70       0.03  104.17   0.19
PHFC  Pittsburgh Home Fin. of PA             10.92    10.80    0.62    4.71    3.56       0.79    6.00       1.60   32.18   0.76
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)       6.36     6.36    0.60    9.75    4.28       0.84   13.54       0.15  308.72   1.12
PTRS  Potters Financial Corp of OH            8.83     8.83    0.48    5.37    4.46       0.85    9.54       0.69  252.21   2.78
PKPS  Poughkeepsie Fin. Corp. of NY           8.37     8.37    0.35    4.21    2.67       0.54    6.49       4.28   25.28   1.45
PHSB  Ppls Home SB, MHC of PA (45.0)         11.73    11.73    0.43    3.71    2.09       0.65    5.56        NA      NA    1.40
PRBC  Prestige Bancorp of PA                 11.13    11.13    0.37    2.84    2.44       0.65    5.01       0.30   85.33   0.38
PETE  Primary Bank of NH(8)*                  6.93     6.92    0.61    9.35    4.55       0.73   11.09       0.82   75.47   1.08
PFNC  Progress Financial Corp. of PA          5.26     4.65    0.54   10.30    3.59       0.65   12.28       2.03   37.35   1.08
PSBK  Progressive Bank, Inc. of NY*           8.55     7.63    0.99   12.02    6.57       0.98   11.81       0.85  131.46   1.65
PROV  Provident Fin. Holdings of CA          13.88    13.88    0.32    2.24    1.97       0.28    1.95        NA      NA    1.31
PULB  Pulaski SB, MHC of MO (29.8)           13.00    13.00    0.69    5.42    2.11       0.96    7.53        NA      NA    0.33
PLSK  Pulaski SB, MHC of NJ (46.0)           11.90    11.90    0.25    2.97    1.17       0.61    7.21       0.65   71.47   0.81
PULS  Pulse Bancorp of S. River NJ            8.05     8.05    0.72    9.24    4.17       1.08   13.86       0.69   65.20   1.93
QCFB  QCF Bancorp of Virginia MN             17.50    17.50    1.34    7.33    5.64       1.34    7.33       0.17  499.62   2.10
QCBC  Quaker City Bancorp of CA               8.77     8.76    0.37    4.12    2.64       0.60    6.74       1.31   74.10   1.19
QCSB  Queens County Bancorp of NY*           11.85    11.85    1.60   10.80    5.80       1.63   10.95       0.68   95.23   0.74
RCSB  RCSB Financial, Inc. of NY(8)*          7.85     7.65    0.95   12.54    4.64       0.94   12.40       0.76   83.90   1.18

                                                               Pricing Ratios                       Dividend Data(6)
                                                  ----------------------------------------      ------------------------
                                                                           Price/  Price/       Ind.    Divi-
                                                  Price/  Price/   Price/   Tang.   Core        Div./   dend    Payout
                                                  Earning  Book    Assets   Book  Earnings      Share   Yield   Ratio(7)
                                                  ------- ------   ------  ------ --------      -----   -----   --------
                                                    (x)     (%)      (%)     (%)    (x)           (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
NSLB  NS&L Bancorp of Neosho MO                       NM   115.01   22.50  115.01   29.69         0.50    2.63     NM
NMSB  Newmil Bancorp. of CT*                        20.59  169.29   16.62  169.29   21.54         0.24    1.71   35.29
NASB  North American SB of MO                       12.44  201.02   15.43  207.99   13.21         0.80    1.57   19.51
NBSI  North Bancshares of Chicago IL                  NM   144.46   20.43  144.46     NM          0.48    1.96     NM
FFFD  North Central Bancshares of IA                18.87  129.98   29.46  129.98   16.31         0.25    1.30   24.51
NBN   Northeast Bancorp of ME*                      17.95  140.67    9.62  160.57   18.63         0.32    1.62   29.09
NEIB  Northeast Indiana Bncrp of IN                 19.90  128.37   19.50  128.37   16.96         0.32    1.64   32.65
NWEQ  Northwest Equity Corp. of WI                  18.32  121.94   13.96  121.94   14.52         0.52    3.23   59.09
NWSB  Northwest SB, MHC of PA (30.7)                  NM      NM    31.02     NM      NM          0.32    1.15   55.17
NSSY  Norwalk Savings Society of CT*                14.46  169.57   13.66  175.88   12.68         0.40    1.14   16.53
NSSB  Norwich Financial Corp. of CT*                20.86  201.50   22.50  223.21   21.94         0.56    1.89   39.44
NTMG  Nutmeg FS&LA of CT                              NM   139.25    7.74  139.25   23.89         0.00    0.00    0.00
OHSL  OHSL Financial Corp. of OH                    23.21  122.58   13.52  122.58   16.56         0.88    3.38     NM
OCFC  Ocean Fin. Corp. of NJ                          NM   133.24   21.66  133.24   24.46         0.80    2.20     NM
OCN   Ocwen Financial Corp. of FL                   16.55     NM    42.19     NM    27.42         0.00    0.00    0.00
OFCP  Ottawa Financial Corp. of MI                    NM   201.15   17.56  250.67   23.33         0.36    1.29   48.65
PFFB  PFF Bancorp of Pomona CA                        NM   132.67   13.69  134.05     NM          0.00    0.00    0.00
PSFI  PS Financial of Chicago IL                    24.46  116.78   45.20  116.78   24.11         0.32    1.87   45.71
PVFC  PVF Capital Corp. of OH                       13.29  184.82   13.02  184.82   10.38         0.00    0.00    0.00
PCCI  Pacific Crest Capital of CA*                  15.20  188.49   13.35  188.49   16.22         0.00    0.00    0.00
PAMM  PacificAmerica Money Ctr of CA(8)*            14.70     NM    90.46     NM    14.70         0.00    0.00    0.00
PALM  Palfed, Inc. of Aiken SC(8)                     NM   248.31   20.46  248.31     NM          0.12    0.47     NM
PBCI  Pamrapo Bancorp, Inc. of NJ                   21.34  148.92   18.97  150.09   15.47         1.00    4.04     NM
PFED  Park Bancorp of Chicago IL                    28.63  109.10   24.58  109.10   20.64         0.00    0.00    0.00
PVSA  Parkvale Financial Corp of PA                 18.90  175.30   13.30  176.63   12.80         0.65    2.00   37.79
PEEK  Peekskill Fin. Corp. of NY                    29.82  115.57   29.73  115.57   22.67         0.36    2.12   63.16
PFSB  PennFed Fin. Services of NJ                   23.08  163.61   12.04  195.61   15.79         0.28    0.85   19.58
PWBC  PennFirst Bancorp of PA                         NM   152.73   12.34  163.37   20.88         0.36    1.89   57.14
PWBK  Pennwood SB of PA*                              NM   118.02   20.60  118.02   19.29         0.32    1.80   56.14
PBKB  People's SB of Brockton MA*                   17.13  232.13   13.02  242.32   28.80         0.44    2.21   37.93
PFDC  Peoples Bancorp of Auburn IN                  21.04  152.11   23.13  152.11   16.07         0.64    2.19   46.04
PBCT  Peoples Bank, MHC of CT (40.1)*               23.38  297.35   25.21  297.62     NM          0.68    2.09   48.92
PFFC  Peoples Fin. Corp. of OH                      26.42   88.72   24.13   88.72   26.42         0.50    3.57     NM
PHBK  Peoples Heritage Fin Grp of ME*               17.58  263.16   20.32     NM    17.36         0.76    1.83   32.20
PSFC  Peoples Sidney Fin. Corp of OH                29.46  117.10   27.24  117.10   22.60         0.20    1.21   35.71
PERM  Permanent Bancorp of IN                         NM   121.88   11.17  123.70   18.51         0.40    1.66   55.56
PMFI  Perpetual Midwest Fin. of IA                    NM   129.17   11.02  129.17     NM          0.30    1.29     NM
PERT  Perpetual of SC, MHC (46.8)(8)                  NM   278.19   32.89  278.19     NM          1.40    2.50     NM
PCBC  Perry Co. Fin. Corp. of MO                    23.19  111.01   21.31  111.01   20.07         0.40    1.92   44.44
PHFC  Pittsburgh Home Fin. of PA                    28.07  136.31   14.88  137.77   22.01         0.24    1.24   34.78
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)             23.38  220.19   14.01  220.19   16.84         0.90    2.77   64.75
PTRS  Potters Financial Corp of OH                  22.41  118.34   10.45  118.34   12.62         0.36    1.38   31.03
PKPS  Poughkeepsie Fin. Corp. of NY                   NM   153.85   12.88  153.85   24.32         0.10    1.11   41.67
PHSB  Ppls Home SB, MHC of PA (45.0)                  NM   177.65   20.83  177.65     NM          0.00    0.00    0.00
PRBC  Prestige Bancorp of PA                          NM   116.60   12.98  116.60   23.19         0.12    0.62   25.53
PETE  Primary Bank of NH(8)*                        21.98  190.16   13.19  190.43   18.54         0.00    0.00    0.00
PFNC  Progress Financial Corp. of PA                27.88  263.64   13.87  298.35   23.39         0.11    0.76   21.15
PSBK  Progressive Bank, Inc. of NY*                 15.22  177.94   15.22  199.32   15.49         0.68    1.94   29.57
PROV  Provident Fin. Holdings of CA                   NM   113.70   15.79  113.70     NM          0.00    0.00    0.00
PULB  Pulaski SB, MHC of MO (29.8)                    NM   253.62   32.97  253.62     NM          1.10    3.93     NM
PLSK  Pulaski SB, MHC of NJ (46.0)                    NM   176.47   21.01  176.47     NM          0.30    1.67     NM
PULS  Pulse Bancorp of S. River NJ                  23.96  210.93   16.97  210.93   15.97         0.70    2.43   58.33
QCFB  QCF Bancorp of Virginia MN                    17.73  130.01   22.75  130.01   17.73         0.00    0.00    0.00
QCBC  Quaker City Bancorp of CA                       NM   152.28   13.35  152.38   23.21         0.00    0.00    0.00
QCSB  Queens County Bancorp of NY*                  17.24  216.98   25.72  216.98   17.00         0.67    1.81   31.16
RCSB  RCSB Financial, Inc. of NY(8)*                21.54  262.19   20.58  269.02   21.79         0.60    1.06   22.73

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                        Exhibit 1 (continued)
                Weekly Thrift Market Line - Part Two
                    Prices As Of October 3, 1997

                                                        Key Financial Ratios                          Asset Quality Ratios
                                       ----------------------------------------------------------    -----------------------
                                                Tang.      Reported Earnings       Core Earnings
                                       Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                  Assets  Assets   ROA(5)  ROE(5)  ROT(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                  ------- -------  ------  ------  ------     ------  ------     ------  ------  ------
                                         (%)     (%)     (%)     (%)     (%)         (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
RARB  Raritan Bancorp. of Raritan NJ*     7.93    7.80    0.96   12.55    5.21       1.02   13.33       0.29  297.45    1.29
REDF  RedFed Bancorp of Redlands CA       8.45    8.42    0.25    3.24    1.76       0.65    8.37       2.19   45.70    1.15
RELY  Reliance Bancorp, Inc. of NY        8.23    5.93    0.58    7.07    3.79       0.86   10.46       0.79   33.33    0.57
RELI  Reliance Bancshares Inc of WI(B)*  48.82   48.82    0.86    1.78    1.87       0.92    1.89         NA      NA    0.53
FRBK  Republic First Bancorp of CA*       7.17    7.17    0.70   11.10    5.65       0.60    9.46       1.19   69.68    0.94
RIVR  River Valley Bancorp of IN         12.40   12.21    0.46    4.24    2.71       0.62    5.72       0.49  170.62    1.03
RVSB  Riverview Bancorp of WA            21.63   21.63    1.32    6.10    4.15       1.32    6.10       0.14  278.46    0.56
RSLN  Roslyn Bancorp, Inc. of NY*        20.14   20.04    0.86    4.12    2.54       1.35    5.49       0.27  278.21    3.46
SCCB  S. Carolina Comm. Bnshrs of SC     25.67   25.67    0.93    3.47    2.54       1.22    4.56       1.06   59.43    0.81
SBFL  SB Fngr Lakes MKIC of NY (33.1)     9.54    9.54    0.13    1.32    0.60       0.44    4.40       0.69   76.89    1.16
SFED  SFS Bancorp of Schenectady NY      12.47   12.47    0.44    3.41    2.67       0.79    6.09       0.73   57.17    0.57
SGVB  SGV Bancorp of W. Covina CA         7.31    7.19    0.20    2.37    1.68       0.47    5.74         NA      NA    0.44
SHSB  SHS Bancorp, Inc. of PA            12.64   12.64    0.37    2.96    2.73       0.37    2.96       1.44   35.26    0.75
SISB  SIS Bancorp Inc of MA*              7.20    7.20    1.38   18.82    9.49       1.37   18.70       0.47  244.29    2.48
SWCB  Sandwich Co-Op. Bank of MA*         7.95    7.61    0.95   11.65    6.16       0.97   11.90       0.83   92.55    1.09
SCCP  Security Capital Corp. of WI(8)    16.20   16.20    1.25    7.87    4.43       1.50    9.38       0.12  918.65    1.41
SFSL  Security First Corp. of OH          9.43    9.26    1.07   11.49    4.63       1.34   14.36       0.28  873.91    0.85
SFNB  Security First Netwrk Bk of GA(8)  33.11   32.57  -29.36      NM      NM     -30.07      NM         NA      NA    1.28
SMFC  Sho-Me Fin. Corp. of MO(8)          9.03    9.03    1.04   10.44    4.81       1.17   11.79       0.14  425.11    0.66
SOBI  Sobieski Bancorp of S. Bend IN     15.12   15.12    0.31    1.87    1.70       0.59    3.56       0.15  158.73    0.31
SOSA  Somerset Savings Bank of MA(8)*     6.34    6.34    0.81   13.81    5.00       0.78   13.26       6.28   22.01    1.81
SSFC  South Street Fin. Corp. of NC*     25.26   25.26    0.92    4.51    2.31       1.17    5.71       0.27   65.44    0.39
SCBS  Southern Commun. Bncshrs of AL     21.96   21.96    0.32    2.52    1.13       0.79    6.23       2.48   46.17    1.94
SMBC  Southern Missouri Bncrp of MO      16.46   16.46    0.66    4.10    3.69       0.64    3.97       0.89   49.20    0.65
SWBI  Southwest Bancshares of IL         11.00   11.00    0.75    6.94    5.06       1.02    9.52       0.30   67.34    0.28
SVRN  Sovereign Bancorp of PA             4.01    3.03    0.44   11.07    3.34       0.68   17.14       0.57   78.85    0.72
STFR  St. Francis Cap. Corp. of WI        7.88    6.96    0.64    7.35    4.57       0.70    8.09       0.19  181.58    0.80
SPBC  St. Paul Bancorp, Inc. of IL        8.60    8.58    0.72    8.22    3.59       1.03   11.84       0.32  232.75    1.09
SFFC  StateFed Financial Corp. of IA     17.78   17.78    1.11    6.16    4.54       1.35    7.47         NA      NA      NA
SFIN  Statewide Fin. Corp. of NJ          9.73    9.71    0.54    5.46    3.47       0.91    9.26       0.43   95.58    0.83
STSA  Sterling Financial Corp. of WA      4.10    3.57    0.10    2.46    1.42       0.32    7.91       0.61   79.43    0.82
SFSB  SuburbFed Fin. Corp. of IL          6.48    6.46    0.39    5.87    3.84       0.56    8.55       0.48   41.27    0.31
ROSE  T R Financial Corp. of NY*          6.20    6.20    0.98   15.73    5.58       0.89   14.19       0.46   90.99    0.80
THRD  TF Financial Corp. of PA           11.11    9.75    0.55    4.76    3.31       0.74    6.40       0.33   92.84    0.62
TPNZ  Tappan Zee Fin., Inc. of NY        17.92   17.92    0.70    4.22    2.89       0.65    3.90       1.73   31.27    1.18
ESBK  The Elmira SB FSB of Elmira NY*     6.30    6.04    0.36    5.66    3.81       0.35    5.51       0.66   97.39    0.85
GRTR  The Greater New York SB of NY(8)*   6.27    6.27    0.74   12.34    5.91       0.40    6.62         NA      NA    1.71
TSBS  Trenton SB, FSB MHC of NJ(35.9)(8) 16.89   15.48    1.34    7.53    2.49       1.14    6.39       0.73   55.92    0.67
TRIC  Tri-County Bancorp of WY           15.32   15.32    0.80    5.14    4.24       1.02    6.55         NA      NA    1.11
TWIN  Twin City Bancorp of TN            12.85   12.85    0.53    4.13    3.26       0.75    5.82       0.16  130.95    0.29
UFRH  United FS&LA of Rocky Mount NC      7.48    7.48    0.22    2.87    1.55       0.38    4.98       0.58  135.44    0.98
UBMT  United Fin. Corp. of HY            22.65   22.65    1.09    4.70    3.96       1.34    5.80         NA      NA    0.22
VABF  Va. Beach Fed. Fin. Corp of VA      6.85    6.85    0.21    3.15    1.52       0.47    7.02       1.26   56.59    0.93
VFFC  Virginia First Savings of VA(8)     8.06    7.78    1.36   17.16    7.52       1.25   15.73       2.30   47.12    1.19
WHGB  WHG Bancshares of HO               20.65   20.65    0.51    2.23    2.09       0.51    2.23       0.15  160.96    0.29
WSFS  WSFS Financial Corp. of DE*         5.20    5.16    1.31   23.71    8.00       1.32   23.87       1.71   95.78    2.65
WVFC  WVS Financial Corp. of PA*         11.16   11.16    1.07    8.59    5.75       1.34   10.72       0.30  230.13    1.25
WRNB  Warren Bancorp of Peabody MA*      10.37   10.37    2.13   22.09    9.99       1.81   18.79       1.15   98.45    1.79
WFSL  Washington FS&LA of Seattle WA     12.08   11.03    1.67   14.37    6.48       1.84   15.85       0.73   59.65    0.60
WAMU  Washington Mutual Inc. of WA(8)*    5.00    4.75    0.35    6.81    1.68       0.74   14.45       0.81   93.26    1.12
WYNE  Wayne Bancorp of NJ                13.35   13.35    0.44    2.94    2.08       0.44    2.94       0.91   83.50    1.15
WAYN  Wayne S&L Co. MHC of OH (47.8)      9.24    9.24    0.31    3.42    1.44       0.66    7.23       0.73   50.94    0.45
WCFB  Wbstr Cty FSB MHC of IA (45.2)     23.35   23.35    1.06    4.61    2.49       1.42    6.15       0.26  152.85    0.69
WBST  Webster Financial Corp. of CT       5.02    4.29    0.41    8.14    2.68       0.74   14.55       0.85  103.47    1.45
WCFC  Wells Fin. Corp. of Wells MN       14.20   14.20    0.72    5.07    4.17       1.06    7.49       0.28  121.72    0.37
WCBI  WestCo Bancorp of IL               15.24   15.24    1.12    7.29    5.37       1.42    9.20       0.60   47.07    0.38

                                                         Pricing Ratios                              Dividend Data(6)
                                      -----------------------------------------------------   -------------------------------
                                                                          Price/     Price/    Ind.       Div-
                                        Price/     Price/     Price/      Tang.      Core      Div./      dend       Payout
Financial Institution                  Earning      Book      Assets      Book     Earnings    Share      Yield      Ratio(7)
---------------------                 --------    -------    -------    ---------  --------   -------     -----      --------
                                        (X)         (%)        (%)         (%)        (x)       ($)        (%)         (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
RARB  Raritan Bancorp. of Raritan NJ*    19.18     224.36      17.80    228.20       18.06       0.48       1.71      32.88
REDF  RedFed Bancorp of Redlands CA         NM     163.91      13.86    164.52       22.03       0.00       0.00       0.00
RELY  Reliance Bancorp, Inc. of NY       26.40     177.99      14.65    247.01       17.84       0.64       1.94      51.20
RELI  Reliance Bancshares Inc of WI(8)*     NM      94.27      46.02     94.27          NM       0.00       0.00       0.00
FRBK  Republic First Bancorp of CA*      17.71     166.79      11.95    166.89       20.77       0.00       0.00       0.00
RIVR  River Valley Bancorp of IN            NM     116.20      14.40    117.97       27.42       0.16       0.94      34.78
RVSB  Riverview Bancorp of WA            24.11     147.06      31.81    147.06       24.11       0.24       1.78      42.86
RSLN  Roslyn Bancorp, Inc. of NY*           NM     159.47      32.12    160.23       25.00       0.24       1.03      40.68
SCCB  S. Carolina Comm. Bnshrs of SC        NM     138.21      35.48    138.21       29.90       0.60       2.54         NM
SBFL  SB Fngr Lakes MKI of NY (33.1)        NM     214.96      20.50    214.96          NM       0.40       1.60         NM
SFED  SFS Bancorp of Schenectady NY         NM     129.01      16.09    129.01       21.03       0.28       1.24      46.67
SGVB  SGV Bancorp of W. Covina CA           NM     144.87      10.58    147.29       24.67       0.00       0.00       0.00
SHSB  SHS Bancorp, Inc. of PA               NM     108.46      13.71    108.46          NM       0.00       0.00       0.00
SISB  SIS Bancorp Inc of MA*             10.53     188.28      13.56    188.28       10.60       0.56       1.61      16.92
SWCB  Sandwich Co-Op. Bank of MA*        16.24     182.43      14.50    190.57       15.90       1.20       3.16      51.28
SCCP  Security Capital Corp. of WI(8)    22.57     170.41      27.60    170.41       18.92       1.20       1.09      24.59
SFSL  Security First Corp. of OH         21.59     233.70      22.03    237.80       17.27       0.32       1.68      36.36
SFNB  Security First Netwrk Bk of GA(8)     NM         NM     120.61        NM          NM       0.00       0.00         NM
SMFC  Sho-Me Fin. Corp. of MO(8)         20.79     218.32      19.72    218.32       18.40       0.00       0.00       0.00
SOBI  Sobieski Bancorp of S. Bend IN        NM     118.31      17.89    118.31          NM       0.32       1.70         NM
SOSA  Somerset Savings Bank of MA(8)*    20.00     255.10      16.18    255.10       20.83       0.00       0.00       0.00
SSFC  South Street Fin. Corp. of NC*        NM     143.59      36.27    143.59          NM       0.40       2.05         NM
SCBS  Southern Commun. Bncshrs of AL        NM     123.71      27.17    123.71          NM       0.30       1.79         NM
SMBC  Southern Missouri Bncrp of MO      27.11     108.97      17.94    108.97       27.97       0.50       2.84         NM
SWBI  Southwest Bancshares of IL         19.76     132.25      14.55    132.25       14.41       0.76       3.66      72.38
SVRN  Sovereign Bancorp of PA            29.94     296.96      11.92        NM       19.33       0.08       0.43      12.90
STFR  St. Francis Cap. Corp. of WI       21.89     158.62      12.50    179.48       19.87       0.48       1.24      27.12
SPBC  St. Paul Bancorp, Inc. of IL       27.82     221.68      19.07    222.25       19.31       0.40       1.55      43.01
SFFC  StateFed Financial Corp. of IA     22.01     132.53      23.56    132.53       18.13       0.40       1.55      34.19
SFIN  Statewide Fin. Corp. of NJ         28.79     157.41      15.31    157.64       16.96       0.44       2.01      57.89
STSA  Sterling Financial Corp. of WA        NM     159.15       6.52    182.53       21.94       0.00       0.00       0.00
SFSB  SuburbFed Fin. Corp. of IL         26.02     145.99       9.46    146.52       17.88       0.32       1.00      26.02
ROSE  T R Financial Corp. of NY*         17.93     262.32      16.28    262.32       19.88       0.60       1.82      32.61
THRD  TF Financial Corp. of PA              NM     145.47      16.17    165.82       22.45       0.40       1.58      47.62
TPNZ  Tappan Zee Fin., Inc. of NY           NM     128.01      22.94    128.01          NM       0.28       1.52      52.83
ESBK  The Elmira SB FSB of Elmira NY*    26.21     145.77       9.18    152.05       26.93       0.64       2.16      56.64
GRTR  The Greater New York SB of NY(8)*  16.93     198.89      12.47    198.89          NM       0.20       0.85      14.49
TSBS  Trenton SB, FSB MHC of NJ(35.9)(8)    NM     292.62      49.41        NM          NM       0.35       1.01      40.70
TRIC  Tri-County Bancorp of WY           23.58     115.29      17.66    115.29       18.53       0.60       2.31      54.55
TWIN  Twin City Bancorp of TN               NM     125.23      16.10    125.23       21.77       0.43       3.19         NM
UFRH  United FS&LA of Rocky Mount NC        NM     182.84      13.67    182.84          NM       0.24       1.96         NM
UBMT  United Fin. Corp. of HY            25.27     119.05      26.96    119.05       20.47       0.98       4.13         NM
VABF  Va. Beach Fed. Fin. Corp of VA        NM     201.41      13.79    201.41       29.52       0.20       1.17         NM
VFFC  Virginia First Savings of VA(8)    13.29     212.17      17.10    219.73       14.49       0.10       0.42       5.52
WHGB  WHG Bancshares of HO                  NM     114.76      23.70    114.76          NM       0.20       1.23      58.82
WSFS  WSFS Financial Corp. of DE*        12.50     290.66      15.13    292.98       12.41       0.00       0.00       0.00
WVFC  WVS Financial Corp. of PA*         17.38     155.97      17.41    155.97       13.92       0.80       2.72      47.34
WRNB  Warren Bancorp of Peabody MA*      10.01     204.89      21.25    204.89       11.77       0.52       2.58      25.87
WFSL  Washington FS&LA of Seattle WA     15.43     204.23      24.67    223.60       13.99       0.92       1.07      47.42
WAMU  Washington Mutual Inc. of WA(8)*      NM         NM      17.59        NM       28.05       1.08       1.59         NM
WYNE  Wayne Bancorp of NJ                   NM     145.99      19.49    145.99          NM       0.20       0.83      40.00
WAYN  Wayne S&L Co. MHC of OH (47.8)        NM     232.28      21.47    232.28          NM       0.62       2.56         NM
WCFB  Wbstr Cty FSB MHC of IA (45.2)        NM     182.81      42.69    182.81          NM       0.80       4.16         NM
WBST  Webster Financial Corp. of CT         NM     240.10      12.06    281.06       20.91       0.80       1.34      50.00
WCFC  Wells Fin. Corp. of Wells MN       23.97     119.54      16.97    119.54       16.20       0.48       2.74      65.75
WCBI  WestCo Bancorp of IL               18.62     136.86      20.86    116.86       14.75       0.60       2.29      42.55

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                        Exhibit 1 (continued)
                Weekly Thrift Market Line - Part Two
                    Prices As Of October 3, 1997

                                                        Key Financial Ratios                          Asset Quality Ratios
                                       ----------------------------------------------------------    ----------------------
                                                Tang.      Reported Earnings       Core Earnings
                                       Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                  Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                  ------- -------  ------  ------  ------     ------  ------     ------  ------  ------
                                         (%)     (%)     (%)     (%)     (%)         (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
WSTA  WesternFed Fin. Corp. of HT       10.91     8.73    0.63    5.09    3.15       0.79    6.41       0.25  191.01    0.73
WOFC  Western Ohio Fin. Corp. of OH     13.79    12.85    0.33    2.24    1.86       0.45    3.10       N/A     N/A     0.58
WUFC  Westwood Fin. Corp. of NJ(a)       9.13     8.13    0.49    5.12    2.84       0.85    8.80       0.13  159.15    0.55
WEHO  Westwood Hastd Fin Corp. of OH    29.41    29.41    0.70    2.41    1.71       1.04    3.62       0.06  255.81    0.21
WFI   Winton Financial Corp. of OH       7.11     6.96    1.00   14.05    8.83       0.84   11.80       0.35   70.21    0.32
FFWD  Wood Bancorp of OH                12.31    12.31    1.07    8.25    4.39       1.27    9.81       0.24  143.64    0.44
YFCB  Yonkers Fin. Corp. of NY          14.90    14.90    0.86    5.06    3.80       1.16    6.79       8.57   65.19    1.02
YFED  York Financial Corp. of PA         8.61     8.61    0.62    7.41    3.92       0.79    9.46       2.39   23.05    0.64

                                                   Pricing Ratios                        Dividend Data(6)
                                       ----------------------------------------     -------------------------
                                                                 Price/ Price/       Ind.    Divi-
                                        Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                  Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                  ------- ------- -------- ------ --------     ------- ------- ---------
                                          (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
WSTA  WesterFed Fin. Corp. of HT           WN   137.48   15.00  171.78   25.25         0.44    1.71   54.32
WOFC  Western Ohio Fin. Corp. of OH        WN   119.76   16.52  128.50    WN           1.00    3.57     WN
WUFC  Westwood Fin. Corp. of NJ(a)         WN   174.49   15.92  195.87   20.52         0.20    0.73   25.64
WEHO  Westwood Hastd Fin. Corp of OH       WN   123.50   36.32  123.50    WN           0.28    1.60     WN
WFI   Winston Financial Corp. of OH      11.33  158.51   11.34  162.95   13.58         0.48    2.54   28.75
FFWD  Wood Bancorp of OH                 22.78  189.08   23.27  169.08   19.15         0.40    2.22   50.63
YFCB  Yonkers Fin. Corp. of NY           26.32  141.44   21.08  141.44   19.61         0.24    1.20   31.58
YFED  York Financial Corp. of PA         25.50  180.32   15.52  180.32   19.96         0.60    2.33   59.41

                                   EXHIBIT 2

                            Core Earnings Analysis

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Core Earnings Analysis
                        Comparable Institution Analysis
                   For the Twelve Months Ended June 30, 1997

                                                                                           Estimated
                                      Net Income     Less: Net   Tax Effect   Less: Extd  Core Income              Estimated
                                      to Common     Gains (Loss)   @ 34%        Items      to Common      Shares    Core EPS
                                      ----------    ------------ ----------   ----------  -----------     ------   ---------
                                        ($000)         ($000)      ($000)       ($000)       ($000)       ($000)      ($)
Comparable Group
----------------
ASBP  ASB Financial Corp. of OH           667          447         -152            0           962         1,721      0.56
BWFC  Bank West Fin. Corp. of MI          923         -140           48            0           831         1,753      0.47
CAPS  Capital Savings Bancorp of MO     1,550          942         -320            0         2,172         1,892      1.15
BDJI  First Fed. Bancorp. of MN           319          553         -188            0           684           683      1.00
FMBD  First Mutual Bancorp of IL          359        1,179         -401            0         1,137         3,507      0.32
HFSA  Hardin Bancorp of Hardin MO         500          396         -135            0           761           859      0.89
KNK   Kankakee Bancorp of IL            2,305          867         -295            0         2,877         1,425      2.02
NBSI  North Bancshares of Chicago IL      576          352         -120            0           808           997      0.81
PTRS  Potters Financial Corp of OH        565          662         -225            0         1,002           487      2.06
WOFC  Western Ohio Fin. Corp. of OH     1,214          702         -239            0         1,677         2,339      0.72

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

                                   EXHIBIT 3

                           Pro Forma Analysis Sheet

                                   EXHIBIT 3
                           PRO FORMA ANALYSIS SHEET
                  Equality Savings and Loan Association, F.A.
                         Prices as of October 3, 1997

                                                       Peer Group         Missouri Companies     All SAIF Insured
                                                    -----------------     ------------------    -----------------
Price Multiple            Symbol    Subject(1)         Mean    Median        Mean    Median        Mean    Median
--------------            ------    ----------         ----    ------        ----    ------        ----    ------
Price-earnings ratio       P/E          31.12x       20.99x    20.43x      22.13x    23.42x      22.44x    22.87x

Price-book ratio       =   P/B          93.21%      130.96%   124.59%     139.55%   117.46%     152.97%   144.93%

Price-assets ratio     =   P/A          10.21%       16.16%    15.18%      22.07%    21.43%      18.65%    17.07%

Valuation Parameters
--------------------
Pre-Conversion Earnings (Y)               $431,000 (2)        ESOP Stock Purchase (E)                   7.00%
Pre-Conversion Book Value (B)          $13,356,000 (3)        Cost of ESOP Borrowings (S)               0.00%
Pre-Conv. Tang. Book Value (B)         $13,356,000 (3)        ESOP Amortization (T)                    10.00 years
Pre-Conversion Assets (A)             $201,881,000 (3)        RRP Amount (M)                            3.00%
Reinvestment Rate (2)(R)                     3.63%            RRP Vesting (N)                           5.00 years
Est. Conversion Expenses (3)(X)              4.48%            Percentage Sold (PCT)                    53.20%
Tax rate (TAX)                              37.50%

Calculation of Pro Forma Value After Conversion
-----------------------------------------------

1.   V=             P/E * Y                                           V=    $21,616,532
        ------------------------------------------------------------
         1 - P/E * PCT * ((1-X-E-M) * R-(1-TAX) * E/T-(1-TAX) * M/N)

2.   V=            P/B * B                                            V=    $21,616,532
        ---------------------------
         1 - P/B * PCT * (1-X-E-M)

3.   V=            P/A * A                                            V=    $21,616,540
        ---------------------------
         1 - P/A * PCT * (1-X-E-M)

                                                                                  Full
                                              Gross          Exchange       Conversion
Conclusion                                   Proceeds         Ratio              Value
----------                                 -----------       --------       ----------
Minimum                                     $9,775,000        2.1970       $18,374,060
Midpoint                                   $11,500,000        2.5847       $21,616,540
Maximum                                    $13,225,000        2.9724       $24,859,020

---------------------------------------------------------------
(1) Pricing ratios shown reflect the midpoint value.
(2) Includes impact of reinvesting $50,000 of MHC assets at an after-tax rate of 3.63 percent.
(3) Includes $50,000 of MHC assets.

                                   EXHIBIT 4

                    Pro Forma Effect of Conversion Proceeds

                                   Exhibit 4
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                  Equality Savings and Loan Association, F.A.
                          At the Minimum of the Range

1. Conversion Proceeds
   Full Conversion Value                                                          $18,374,060
   Exchange Ratio                                                                      2.1970

   Offering Proceeds                                                              $ 9,775,000
   Less: Estimated Offering Expenses                                                  515,000
                                                                                  -----------
   Net Conversion Proceeds                                                        $ 9,260,000

2. Estimated Additional Income from Conversion Proceeds

   Net Conversion Proceeds                                                        $ 9,260,000
   Less: Non-cash purchases(1)                                                        977,500
                                                                                  -----------
   Net Proceeds Reinvested                                                        $ 8,282,500
   Estimated net incremental rate of return                                             3.63%
                                                                                  -----------
   Earnings Increase                                                              $   300,655
     Less: Estimated cost of ESOP borrowings                                                0
     Less: Amortization of ESOP borrowings                                             42,766
     Less: Recognition Plan Vesting                                                    36,656
                                                                                  -----------
  Net Earnings Increase                                                           $   221,233

                                                                Net
                                               Before         Earnings            After
3. Pro Forma Earnings                        Conversion       Increase         Conversion
                                             ----------       --------         ----------

  12 Months ended June 30, 1997 (reported)    $431,000        $221,233         $  652,233
  12 Months ended June 30, 1997 (core)        $924,000        $221,233         $1,145,233



                                               Before           Net Cash           After
4. Pro Forma Net Worth                       Conversion         Proceeds        Conversion
                                             ----------         --------        ----------
   June 30, 1997                            $13,356,000        $8,282,500       $21,638,500
   June 30, 1997 (Tangible)                 $13,356,000        $8,282,500       $21,638,500



                                               Before           Net Cash           After
5. Pro Forma Assets                          Conversion         Proceeds        Conversion
                                             ----------         --------        ----------
   June 30, 1997                            $201,881,000       $8,282,500      $210,163,500



(1) Reflects ESOP borrowing of 7.0 percent of total offering and stock purchased by Recognition Plans 3.0 percent of total offering.

(2) ESOP is financed by Holding Company.

(3) ESOP borrowings are amortized over 10 years, amortization is tax-effected.

(4) Stock purchased by Recognition Plans is amortized over 5 years, amortization is tax-effected.

                                   Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                  Equality Savings and Loan Association, F.A.
                         At the Midpoint of the Range


1. Conversion Proceeds                                                                                $21,616,540
   Full Conversion Value                                                                                   2.5847
   Exchange Ratio

   Offering Proceeds                                                                                  $11,500,000
   Less: Estimated Offering Expenses                                                                      515,000
                                                                                                      -----------
   Net Conversion Proceeds                                                                            $10,985,000

2. Estimated Additional Income from Conversion Proceeds

   Net Conversion Proceeds                                                                            $10,985,000
   Less: Non-cash purchases(1)                                                                          1,150,000
                                                                                                      -----------
   Net Proceeds Reinvested                                                                            $ 9,835,000
   Estimated net incremental rate of return                                                                  3.63%
                                                                                                      -----------
   Earnings Increase                                                                                  $   357,011
     Less: Estimated cost of ESOP borrowings                                                                    0
     Less: Amortization of ESOP borrowings                                                                 50,313
     Less: Recognition Plan Vesting                                                                        43,125
                                                                                                      -----------
   Net Earnings Increase                                                                              $   263,573

                                                                                       Net
                                                          Before                     Earnings            After
3. Pro Forma Earnings                                   Conversion                   Increase          Conversion
                                                       ------------                -----------        ------------

   12 Months ended June 30, 1997 (reported)            $    431,000                 $  263,573        $    694,573
   12 Months ended June 30, 1997 (core)                $    924,000                 $  263,573        $  1,187,573

                                                          Before                     Net Cash            After
4. Pro Forma Net Worth                                  Conversion                   Proceeds          Conversion
                                                       ------------                -----------        ------------

   June 30, 1997                                       $ 13,356,000                 $9,835,000        $ 23,191,000
   June 30, 1997(Tangible)                             $ 13,356,000                 $9,835,000        $ 23,191,000

                                                          Before                     Net Cash            After
5. Pro Forma Assets                                     Conversion                   Proceeds          Conversion
                                                       ------------                -----------        ------------

   June 30, 1997                                       $201,881,000                 $9,835,000        $211,716,000


(1) Reflects ESOP borrowing of 7.0 percent of total offering and stock purchased by Recognition Plans 3.0 percent of total offering.
(2) ESOP is financed by Holding Company.
(3) ESOP borrowings are amortized over 10 years, amortization is tax-effected.
(4) Stock purchased by Recognition Plans is amortized over 5 years, amortization is tax-effected.

                                  Exhibit 4
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                  Equality Savings and Loan Association, F.A.
                          At the Maximum of the Range

1.  Conversion Proceeds
     Full Conversion Value                                                       $24,859,020
     Exchange Ratio                                                                   2.9724

     Offering Proceeds                                                           $13,225,000
     Less: Estimated Offering Expenses                                               515,000
                                                                                 -----------
    Net Conversion Proceeds                                                      $12,710,000

2.  Estimated Additional Income from Conversion Proceeds

    Net Conversion Proceeds                                                      $12,710,000
    Less: Non-cash purchases(1)                                                    1,853,563
                                                                                 -----------
    Net Proceeds Reinvested                                                      $10,856,437
    Estimated net incremental rate of return                                           3.63%
                                                                                       -----
    Earnings increase                                                               $394,089
      Less: Estimated cost of ESOP borrowings                                              0
      Less: Amortization of ESOP borrowings                                           74,878
      Less: Recognition Plan Vesting                                                  81,939
                                                                                      ------
    Net Earnings Increase                                                           $237,272

                                                                      Net
                                                    Before         Earnings         After
3.  Pro Forma Earnings                            Conversion       Increase      Conversion
                                                  -----------      --------      -----------
    12 Months ended June 30, 1997 (reported)         $431,000      $237,272         $668,272
    12 Months ended June 30, 1997 (core)             $924,000      $237,272       $1,161,272

                                                    Before         Net Cash         After
4.  Pro Forma Net Worth                           Conversion       Proceeds      Conversion
                                                  -----------     -----------    -----------
    June 30, 1997                                 $13,356,000     $10,856,437    $24,212,437
    June 30, 1997 (Tangible)                      $13,356,000     $10,865,437    $24,212,437

                                                    Before         Net Cash        After
5.  Pro Forma Assets                              Conversion       Proceeds      Conversion
                                                 ------------     -----------   ------------
    June 30, 1997                                $201,881,000     $10,856,437   $212,737,437

(1) Reflects ESOP borrowing of 9.06 percent of total offering and stock purchased by Recognition Plans 4.96 percent of total offering.
(2) ESOP is financed by Holding Company.
(3) ESOP borrowings are amortized over 10 years, amortization is tax-effected.
(4) Stock purchased by Recognition Plans is amortized over 5 years, amortization is tax-effected.

                                   EXHIBIT 5


                         Firm Qualifications Statement

RP FINANCIAL, LC.
-----------------------------------                 FIRM QUALIFICATION STATEMENT
Financial Services Industry Consultants

RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.


STRATEGIC AND CAPITAL PLANNING

RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.


MERGER AND ACQUISITION SERVICES

RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.


VALUATION SERVICES

RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.


OTHER CONSULTING SERVICES AND DATA BASES

RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.


YEAR 2000 SERVICES

RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial institutions which are more cost effective and less disruptive than most other providers of such service.


RP Financial's Key Personnel (Years of Relevant Experience)

   Ronald S. Riggins, Managing Director (17)
   William E. Pommerening, Managing Director (11)
   Gregory E. Dunn, Senior Vice President (15)
   James P. Hennessey, Senior Vice President (10)
   James J. Oren, Vice President (10)


--------------------------------------------------------------------------------
Washington Headquarters
Rosslyn Center
1700 North Moore Street, Suite 2210                   Telephone: (703) 528-1700
Arlington, VA 22209                                     Fax No.: (703) 528-1788